UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-03091

Name of Fund: BlackRock Series Fund, Inc.

BlackRock Balanced Capital Portfolio

BlackRock Capital Appreciation Portfolio

BlackRock Global Allocation Portfolio

BlackRock High Yield Portfolio

BlackRock Large Cap Core Portfolio

BlackRock Money Market Portfolio

BlackRock Total Return Portfolio

BlackRock U.S. Government Bond Portfolio

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Series Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 456-4587

Date of fiscal year end: 12/31/2011

Date of reporting period: 12/31/2011

Item 1 – Report to Stockholders

December 31, 2011

Annual Report

BlackRock Series Fund, Inc.

} BlackRock Balanced Capital Portfolio

} BlackRock Capital Appreciation Portfolio

} BlackRock Global Allocation Portfolio

} BlackRock High Yield Portfolio

} BlackRock Large Cap Core Portfolio

} BlackRock Money Market Portfolio

} BlackRock Total Return Portfolio

} BlackRock U.S. Government Bond Portfolio

Dear Shareholder

Investors endured a very difficult environment in 2011. Financial markets were extremely volatile as a number of high-profile global events drove frequent about-face changes in investor sentiment. As the year progressed, news flow increasingly influenced trading decisions, to the point where company fundamentals were largely ignored. In the end, lower-risk assets won the “risk on — risk off” trading tug-of-war that characterized 2011’s market activity.

Early in the year, political turmoil swept across the Middle East/North Africa region and prices of oil and other commodities soared. Natural disasters in Japan disrupted global supply chains and concerns mounted regarding US debt and deficit issues. Nevertheless, equities, commodities and high yield bonds outpaced the less risky asset classes as investors chose to focus on the continuing stream of strong corporate earnings and positive economic data.

Markets reversed sharply in May, however, when the heightened possibility of Greece defaulting on its debt rekindled fears about sovereign debt problems spreading across Europe. Concurrently, economic indicators signaled that the recovery had slowed in the United States and other developed nations. Confidence was further shaken by the prolonged debt ceiling debate in Washington, DC. On August 5th, Standard & Poor’s downgraded the US government’s credit rating and turmoil erupted in financial markets around the world. Extraordinary levels of volatility persisted in the months that followed as Greece teetered on the brink of default, debt problems escalated in Italy and Spain, and exposure to European sovereign bonds stressed banks globally. Late in the summer, economic data out of the United States and Europe grew increasingly bleak while China and other emerging economies began to show signs of slowing growth. By the end of the third quarter, equity markets had fallen nearly 20% from their April peak while safe-haven assets such as US Treasuries and gold had rallied to historical highs.

October brought enough positive economic data to assuage fears of a global double-dip recession. Additionally, after months of deliberation, European leaders began to show signs of progress toward stemming the region’s debt crisis. These encouraging developments brought investors back from the sidelines and risk assets rallied through the month. However, a lack of definitive details about Europe’s rescue plan soon raised doubts among investors and thwarted the rally at the end of October. The last two months of the year saw political instability in Greece, unsustainable yields on Italian bonds, and US policymakers bickering over budget issues. Global central bank actions and improving economic data energized investors, but confidence was easily tempered by sobering news flow that resurrected uncertainty about the ability of Europe’s leaders to ultimately contain the debt crisis.

Most equity markets failed to fully recover their late-summer losses, although US large cap stocks managed to finish the year with a marginal gain given their perceived safety and stronger US economic data. Conditions were worse overseas, and international markets experienced some significant downturns. Dividend-paying stocks performed relatively well as investors sought yield in the low interest rate environment. Fixed income securities benefited from declining yields and delivered positive returns for the year. US Treasury bonds outperformed other fixed income classes despite their quality rating downgrade, while municipal bonds also delivered superior results. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

Many of the themes that caused uncertainty in 2011 are likely to persist well into 2012. While the investment landscape appears treacherous, BlackRock is working for you. We have a roadmap to show you the way.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“While the investment landscape appears treacherous, BlackRock is working for you. We have a roadmap to show you the way.”

Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of December 31, 2011

	6-month	12- month
US large cap equities	(3.69)%	2.11%
(S&P 500® Index)
US small cap equities	(9.77)	(4.18)
(Russell 2000® Index)
International equities	(16.31)	(12.14)
(MSCI Europe, Australasia,
Far East Index)
Emerging market equities	(19.13)	(18.42)
(MSCI Emerging Markets Index)
3-month Treasury bill	0.02	0.10
(BofA Merrill Lynch 3-Month
Treasury Bill Index)
US Treasury securities	13.46	17.15
(BofA Merrill Lynch 10-Year
US Treasury Index)
US investment grade bonds	4.98	7.84
(Barclays Capital
US Aggregate Bond Index)
Tax-exempt municipal bonds	5.78	10.62
(S&P Municipal Bond Index)
US high yield bonds	(0.02)	4.96
(Barclays Capital US
Corporate High Yield 2%
Issuer Capped Index)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of December 31, 2011

BlackRock Balanced Capital Portfolio

Investment Objective

BlackRock Balanced Capital Portfolio’s (the “Portfolio”) investment objective is to seek high total investment return.

At its meeting on November 8-9, 2011, the Board of Directors (the “Board”) of BlackRock Series Fund, Inc. approved a change in the Portfolio’s non-fundamental investment policies. The Board approved a proposal to eliminate the Portfolio’s non-fundamental policy that had prevented the Portfolio from investing in securities of foreign issuers if at the time of acquisition more than 25% of the Portfolio’s total assets would be invested in such securities. These changes are effective on February 27, 2012.

Portfolio Management Commentary

How did the Portfolio perform?

•	For the 12-month period ended December 31, 2011, the Portfolio returned 4.58%, outperforming its blended benchmark (60% Russell 1000® Index/40% Barclays Capital US Aggregate Bond Index), which returned 4.34% for the same period. The Barclays Capital US Aggregate Bond Index advanced 7.84%, while the Russell 1000® Index gained only 1.50%.

What factors influenced performance?

•	From an asset class perspective, the Portfolio benefited from its allocation decisions during the year. Early in 2011, the Portfolio was overweight in equities versus fixed income, which had a positive impact as equities advanced. Later in the year, the Portfolio benefited from a tactical move to an underweight equity position.
•	In the equity portion of the Portfolio, stock selection produced mixed results. Security selection in the biotechnology and health care providers & services industries added value, though selection within the telecommunications services, industrials and utilities sectors hindered performance.
•	The Portfolio’s sector overweight in health care had a positive impact on performance as well as an underweight to the financials sector, particularly with respect to diversified financial service companies. In materials, an emphasis on the chemicals and paper & forest products industries also contributed positively.
•	In the fixed income portion of the Portfolio, a short duration stance had a negative impact as interest rates declined over the period. An overweight in non-government spread sectors (securities driven by movements in credit risk) and corresponding underweight in government owned/government-related sectors also hurt performance as spread sectors broadly underperformed the government sectors during the period. Additionally, within investment grade corporate credit, relative value trading in US financials and industrials detracted from returns.
•	A high quality bias within the Portfolio’s allocation to spread sectors benefited performance, as did out-of-benchmark exposures to high yield debt and non-agency residential mortgage-backed securities (“MBS”). Relative value trading within securitized products such as agency MBS and asset-backed securities (“ABS”) also helped performance.
•	As part of its investment strategy, the Portfolio uses derivatives as a means to hedge and/or take outright views on interest rates, credit risk and/or foreign exchange positions. During the period, the Portfolio held short positions in US Treasury futures in order to reduce the overall duration profile of the Portfolio. These positions hurt performance as the US Treasury market broadly rallied on the year. Options strategies in the interest rate and foreign exchange markets also detracted from performance, as did interest rate swaps used to manage duration and yield curve positioning.

Describe recent portfolio activity.

•	During the 12-month period, the Portfolio moved to a more cautious stance and reduced exposure to equities in favor of fixed income. Within equities, the Portfolio increased exposure to consumer staples, energy and health care, and reduced its weightings in consumer discretionary, industrials and financials. In fixed income, the Portfolio maintained a short duration bias for most of the year, and increased the overall quality and liquidity of its holdings. The Portfolio tactically traded investment grade credits in industrials and financials. The Portfolio slightly reduced exposure to non-agency residential MBS and commercial mortgage-backed securities (“CMBS”) and added to agency MBS and US Treasury holdings later in the period.

Describe portfolio positioning at period end.

•	Relative to the blended benchmark, the Portfolio ended the period slightly underweight in equities and slightly overweight in fixed income. Within equities, the Portfolio’s largest sector overweights relative to the Russell 1000® Index were in health care, information technology and consumer discretionary. Financials remained the Portfolio’s most significant underweight, followed by industrials and energy. The fixed income segment was underweight relative to the Barclays Capital US Aggregate Bond Index in government sectors in favor of spread sectors. More specifically, the Portfolio was overweight in investment grade corporate credit, CMBS and ABS, as well as agency MBS, while it was underweight in US Treasuries and agency debentures. The Portfolio also held out-of-index allocations to nonagency residential MBS and high yield corporate credit. The Portfolio ended the period with a shorter duration relative to the Barclays Capital US Aggregate Bond Index.
4	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011

BlackRock Capital Appreciation Portfolio

Investment Objective

BlackRock Capital Appreciation Portfolio’s (the “Portfolio”) investment objective is to seek long-term growth of capital.

Portfolio Management Commentary

How did the Portfolio perform?

•	For the 12-month period ended December 31, 2011, the Portfolio returned (8.66)%, underperforming its benchmark, the Russell 1000® Growth Index, and the broad-market S&P 500® Index, which returned 2.64% and 2.11%, respectively. The following discussion of relative performance pertains to the Russell 1000® Growth Index.

What factors influenced performance?

•	Stock prices were volatile and highly correlated as investor sentiment shifted in response to macro news and global events in 2011. Against this backdrop, the Portfolio’s emphasis on company fundamentals and bias toward opportunistic stocks of higher-growth companies were not rewarded. Key areas of weakness included the information technology (“IT”), energy, health care and industrials sectors. In IT, semiconductor-related companies including Broadcom Corp., Cree, Inc., and Micron Technology, Inc. were among the most notable individual detractors. An underweight position (relative to the Russell 1000® Growth Index) in International Business Machines Corp. and positions in Salesforce.com, Inc. and communications equipment maker Alcatel-Lucent also weighed on results. In the energy sector, coal producer Alpha Natural Resources, Inc. was the greatest laggard. An underweight to Exxon Mobil Corp., a strong performer in the energy sector, also hindered returns. Weakness in health care was largely attributable to the Portfolio’s position in biotechnology firm Dendreon Corp., which released surprisingly disappointing sales results and lowered revenue expectations for its new prostate cancer drug. In industrials, share prices of Delta Air Lines, Inc. and United Continental Holdings, Inc. were negatively impacted by concerns about slowing economic growth and a spike in crude oil prices stemming from political unrest in the Middle East and North Africa. Lackluster performance from cyclical companies including staffing firm Manpower, Inc., construction & mining equipment maker Terex Corp. and truck manufacturer PACCAR, Inc. also hampered results.
•	Portfolio performance benefited from an underweight in the cyclically sensitive materials sector, which was the worst performing sector in the benchmark Russell 1000® Growth Index. A number of individual holdings also added value across various sectors. Apple, Inc. (IT), the Portfolio’s largest holding, was a strong positive contributor on solid iPhone, iPad and personal computer sales. Coal producer Massey Energy Corp. (energy) was another standout performer as shares surged higher following news that the company would be acquired. A position in Starbucks Corp. (consumer discretionary) also benefited Portfolio results. Other key contributors included Whole Foods Market, Inc. (consumer staples), heath care technology company Cerner Corp. (health care) and Boeing Co. (industrials).

Describe recent portfolio activity.

•	At the beginning of the 12-month period, the Portfolio’s holdings reflected a bias toward cyclically sensitive companies and an emphasis on opportunistic stocks. This positioning was moderated over the course of the year as the broader economic outlook became more uncertain. At the sector level, the most notable portfolio changes included increased exposure to energy, where the Portfolio established new positions in exploration & production companies Exxon Mobil Corp. and Range Resources Corp., and consumer staples, where new positions included PepsiCo, Inc. and Wal-Mart Stores, Inc. The Portfolio’s allocations to the IT, industrials and consumer discretionary sectors were reduced during the period.

Describe portfolio positioning at period end.

•	At period end, the most notable sector positioning as compared to the benchmark Russell 1000® Growth Index included overweights in IT and telecommunication services, and underweights in materials, consumer staples and financials. Within IT, the Portfolio was particularly overweight in communications equipment, internet software & services and semiconductor-related names.
BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011	5

BlackRock Global Allocation Portfolio

Investment Objective

BlackRock Global Allocation Portfolio’s (the “Portfolio”) investment objective is to seek high total investment return.

Portfolio Management Commentary

How did the Portfolio perform?

•	For the 12-month period ended December 31, 2011, the Portfolio returned (3.39)%, and underperformed its Reference Benchmark, which returned 0.77%, and outperformed the FTSE World Index, which returned (6.48)%. The Reference Benchmark is comprised as follows: 36% S&P 500® Index; 24% FTSE World Index (Ex-US); 24% BofA Merrill Lynch Current 5-Year US Treasury Index; and 16% Citigroup Non-US Dollar World Government Bond Index. The Portfolio invests in both equities and bonds, and therefore, the Reference Benchmark provides a truer representation of the Portfolio’s composition and a more comparable means for measurement. The following discussion of relative performance pertains to the Reference Benchmark.

What factors influenced performance?

•	Within the equity segment of the Portfolio, stock selection in the United States, Canada and Brazil detracted from relative performance, as did overweight exposure to Russia and India. An overweight in Japan also detracted, although this was partially offset by positive results from stock selection within the country. From a sector perspective, stock selection in energy and consumer discretionary, as well as an underweight and stock selection in consumer staples, had a negative impact. An overweight in materials also weighed on returns, although this was partially offset by good stock selection (led by gold-related securities) in the sector. More broadly, an underweight relative to the Reference Benchmark in fixed income detracted from performance. Within fixed income, security selection in the United States weighed on returns.
•	Contributing positively to performance was a sector overweight and stock selection in telecommunications services (“telecom”) in the equity portion of the Portfolio.
•	The Portfolio’s cash position helped mitigate portfolio volatility and served as a source of funds for new investments. In addition, the Portfolio’s cash position helped keep overall portfolio duration (sensitivity to interest rates) relatively low. The Portfolio’s cash position contributed modestly to performance.
•	The Portfolio uses derivatives, including options, futures, swaps and forward contracts, both to enhance returns of the Portfolio and to hedge (or protect) against adverse movements in currency exchange rates, interest rates and movements in the securities markets. During the period, the Portfolio’s use of derivatives had a positive impact on the absolute performance of the Portfolio.

Describe recent portfolio activity.

•	During the 12-month period, the Portfolio’s overall equity allocation decreased from 65% to 64% of net assets. Within equities, the Portfolio decreased exposure to the United States, Asia and Brazil, and increased exposure to Europe. On a sector basis, the Portfolio decreased its weightings in financials, and increased its weightings in IT, utilities, consumer discretionary, health care and telecom. The Portfolio’s allocation to fixed income increased from 25% to 26% of net assets. The Portfolio increased its weightings in Australian sovereign bonds, nominal US Treasury securities and UK gilts, and decreased exposure to US-denominated foreign corporate bonds, US convertible bonds and US-denominated foreign convertible bonds.

Describe portfolio positioning at period end.

•	Relative to its Reference Benchmark, the Portfolio ended the period overweight in equities and significantly underweight in fixed income with 10% of net assets in cash and cash equivalents. Within the equity segment, the Portfolio was underweight in the United States and Europe, while it was overweight in Asia, particularly in Japan, and Brazil. On a sector basis, the Portfolio was overweight in materials, energy, telecom, IT and health care; while it was underweight in consumer staples, financials, consumer discretionary and industrials. Within fixed income, the Portfolio was underweight in nominal US Treasuries, sovereign debt in Asia, particularly in Japan, and Europe, and overweight sovereign debt in Brazil. In addition, the Portfolio was overweight in convertible bonds and corporate debt.
•	With respect to currency exposure, the Portfolio was underweight in the euro, Japanese yen, US dollar and British pound sterling. The Portfolio was overweight in the Brazilian real, Singapore dollar, Canadian dollar and Russian ruble, as well as several small Asian currencies, including the Malaysian ringgit and Hong Kong dollar.
6	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011

BlackRock High Yield Portfolio

Investment Objective

BlackRock High Yield Portfolio’s (the “Portfolio”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

On March 18, 2011, the Board of Directors (the “Board”) of BlackRock Series Fund, Inc. approved a proposal to change the Portfolio’s investment objective from a primary objective of “to seek a high level of current income” and a secondary objective of “to seek capital appreciation when consistent with its primary objective” to “to seek to maximize total return, consistent with income generation and prudent investment management.” In addition, the Board approved a change in the name of the Portfolio from “BlackRock High Income Portfolio” to “BlackRock High Yield Portfolio.” These changes were effective on October 1, 2011.

Portfolio Management Commentary

How did the Portfolio perform?

•	For the 12-month period ended December 31, 2011, the Portfolio returned 2.04%, underperforming its benchmark, the Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index, which returned 4.96%.

What factors influenced performance?

•	The Portfolio’s underweight to names in the higher range of the non-investment grade quality spectrum detracted from performance as higher-quality issues outperformed their lower-rated counterparts amid mounting macroeconomic weakness during the period. Security selection in the automotive, consumer service and non-captive diversified financial sectors also had a negative impact. The Portfolio’s allocations to convertible bonds and preferred securities hindered returns as these assets underperformed high yield bonds during the period. Additionally, the Portfolio held cash as collateral for credit default swap (“CDS”) positions. While holding cash created a drag on returns, this effect was partially offset by positive performance from the CDS transactions.
•	Contributing positively to performance for the period was strong security selection among issues in the middle of the non-investment grade quality range. Additionally, security selection in the independent energy, media (non-cable), electric and wirelines sectors had a positive impact.

Describe recent portfolio activity.

•	During the 12-month period, the Portfolio’s positioning grew more conservative as the outlook for global growth deteriorated. The Portfolio sought more resilient, higher-quality issues paying attractive yields while reducing exposure to lower-quality and higher-beta (i.e. higher sensitivity to market movements) issues with greater economic sensitivity. From a sector perspective, the Portfolio increased exposure to electric names while reducing exposure to packaging.

Describe portfolio positioning at period end.

•	As of period end, the Portfolio was overweight relative to the Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index in the wireless, chemicals and independent energy sectors, and underweight in more consumer-related segments, such as technology, gaming and building materials.
BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011	7

BlackRock Large Cap Core Portfolio

Investment Objective

BlackRock Large Cap Core Portfolio’s (the “Portfolio”) investment objective is to seek long-term growth of capital and income, and moderate current income.

Portfolio Management Commentary

How did the Portfolio perform?

•	For the 12-month period ended December 31, 2011, the Portfolio returned 2.61%, outperforming its benchmark, the Russell 1000® Index, which returned 1.50%.

What factors influenced performance?

•	The Portfolio’s outperformance was attributable to a substantial sector underweight in financials, especially diversified financial services and capital markets names. These industries underperformed as macroeconomic and regulatory uncertainties continued to plague the sector. In health care, stock selection and a considerable sector overweight aided relative results. Stock selection in biotechnology was particularly rewarding, owing largely to positive pipeline developments for select holdings. Holdings in the health care providers & services industry also enhanced returns as a combination of benign utilization trends and controlled pricing resulted in stellar earnings reports and a positive outlook for health maintenance organizations — a segment in which the Portfolio was overweight. Stock selection in materials also had a positive impact. The Portfolio’s emphasis on the chemicals and paper & forest products industries, which are among the more economically sensitive areas within the sector, was especially beneficial as improving commodity prices and moderately better macroeconomic conditions (most notably in the US) in the later part of the reporting period translated to favorable financial results for these stocks.
•	Detracting from Portfolio performance during the period was stock selection in the telecommunication services sector, where a preference for wireless carriers hurt returns. This segment struggled in the second half of the year on a surprising uptick in the competitive environment and customer churn rates. At the same time, the Portfolio’s lack of exposure to large-cap integrated carriers hindered returns, as these companies generally exhibit stable earnings and cash flows and attractive dividend yields, which made them appealing to equity investors seeking relative stability in the volatile 12-month period.
•	In the utilities sector, the Portfolio’s preference for the more economically sensitive independent power producers (“IPPs”) in lieu of traditional regulated utility companies had a negative impact as IPPs suffered when electricity rates fell due to plunging natural gas prices. Meanwhile, the regulated utility market saw margins increase amid falling borrowing costs, with stocks also benefiting from increased demand for dividend-paying stocks during the period.

Describe recent portfolio activity.

•	During the 12-month period, the Portfolio increased exposure to the health care, consumer staples and energy sectors, and reduced its weightings in consumer discretionary, materials and IT.

Describe portfolio positioning at period end.

•	As of period end, the Portfolio continued to maintain a balance between domestic cyclical holdings and more dependable growth names. The Portfolio’s largest sector overweights relative to the Russell 1000® Index were in health care, IT and consumer discretionary. Financials remained the Portfolio’s most significant underweight, followed by industrials and energy.
8	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011

BlackRock Money Market Portfolio

Investment Objective

BlackRock Money Market Portfolio’s (the “Portfolio”) investment objective is to seek to preserve capital, to maintain liquidity and achieve the highest possible current income consistent with the foregoing.

Money Market Overview for the Year Ended December 31, 2011

Throughout the 12-month period ended December 31, 2011, the Federal Open Market Committee (“FOMC”) maintained its target range for the federal funds rate at 0.00% to 0.25%. In June 2011, the FOMC completed its program under which it purchased $600 billion of longer-term US Treasury securities for the purpose of keeping interest rates low. Following its August 9th meeting, the FOMC announced its intention to keep rates low through mid-2013. At its September 21st meeting, the FOMC noted that recent data indicates that economic growth remained slow and inflation had moderated since earlier in the year. Considering these conditions, the FOMC announced its intention to extend the average duration of the US Treasury security portfolio by purchasing an additional $400 billion of long-term Treasury bonds and selling an equal amount of short-term Treasury securities before the end of June 2012. Known as “Operation Twist,” this policy action is designed to put downward pressure on long-term interest rates and make overall conditions more accommodative for economic growth.

In Europe, the sovereign debt crisis escalated in mid-2011 as fiscal problems spread from the peripheral countries of Greece, Portugal and Ireland to the larger nations of Italy and Spain, and ultimately to the core European economies of France and Germany. To help support bank liquidity, the US Federal Reserve Bank lengthened the term of its US dollar liquidity swap facilities with the European Central Bank (“ECB”), the Bank of Canada, the Bank of England and the Swiss National Bank to August 1, 2012. Later in the period, the aforementioned central banks along with the Bank of Japan agreed to reduce the interest rate on loans made through US dollar liquidity swap lines by fifty basis points, thus making it less expensive for banks around the world to borrow US dollars.

In December, the ECB expanded its long-term refinancing operations (“LTRO”) by allowing Euro-zone banks to access loans with maturities of three years against a broader set of eligible collateral. In its first 3-year allotment, 523 banks borrowed C489 billion from the ECB. The second 3-year LTRO is scheduled for February 2012.

London Interbank Offered Rates (“LIBOR”) moved higher by as much as 0.35% during the 12-month period, due in large part to ongoing concerns about European sovereign debt risk. The slope of the LIBOR curve, as measured from one month to one year, steepened to 0.83% at the end of December, from 0.52% a year earlier.

In the short-term tax-exempt market, yields continued to trade at or near historic lows in the 12-month period ended December 31, 2011. The benchmark Securities Industry and Financial Markets Association (“SIFMA”) Index, which represents the average rate on seven-day, high-quality, tax-exempt variable rate demand obligations (as calculated by Municipal Market Data), averaged 0.18% for the period, four basis points lower than the previous 12 months. Longer dated 1-year note levels also moved lower falling by 12 basis points to finish 2011 in the 25 basis points range. The zero interest rate policy by the Federal Reserve and continued strong demand by non-traditional buyers, especially in the variable rate space, were important contributing factors to these lower yields.

Against this rate backdrop, municipal money funds continued to experience outflows in 2011 with total assets falling by 11.5% to $290 billion. Funds were conservative with respect to duration and maintained ample short-term liquidity that positioned weighted average maturities for much of the year in the 30- to 35-day range out of a maximum of 60 days.

The credit outlook for municipals improved in 2011 as tax receipts trended higher and state and local governments were proactive in addressing structural budget imbalances. While this resulted in significant progress with respect to deficit reduction it also contributed to a meaningful decrease in the amount of new issuance on the short end of the curve. For 2011, variable rate supply was down 20% while note issuance fell by 14% over the same period. This trend is expected to continue in 2012 as municipalities look to limit spending further in the face of diminishing stimulus from the federal government.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011	9

BlackRock Total Return Portfolio

Investment Objective

BlackRock Total Return Portfolio’s (the “Portfolio”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

At its meeting on November 8-9, 2011, the Board of Directors (the “Board”) of BlackRock Series Fund, Inc. approved a change in the Portfolio’s non-fundamental investment policies. The Board approved a proposal to eliminate the Portfolio’s non-fundamental policy that had restricted investment in certain types of foreign securities if the Portfolio holds over 10% of its total assets in equity securities of foreign issuers. These changes are effective on February 27, 2012.

Portfolio Management Commentary

How did the Portfolio perform?

•	For the 12-month period ended December 31, 2011, the Portfolio returned 6.34%, underperforming its benchmark, the Barclays Capital US Aggregate Bond Index, which returned 7.84%.

What factors influenced performance?

•	The Portfolio maintained a shorter duration bias (lower sensitivity to interest rates) relative to its benchmark index throughout most of the period. While this duration stance was beneficial in the earlier half of the period, the overall impact on performance for the 12-month period was negative as interest rates declined to historically low levels in the latter half due to fears of a global economic slowdown and persistent sovereign debt problems in Europe.
•	Throughout the 12-month period, the Portfolio was overweight relative to its benchmark index in non-government spread sectors (securities driven by movements in credit risk) and underweight in government-owned/government-related sectors. Spread sectors performed well in the earlier part of the period and toward year-end amid improving economic fundamentals and accommodative monetary policy. However, volatility dominated the markets for most of the year and caused periods in which investor sentiment switched to “risk off” mode, resulting in spread sectors dramatically underperforming US Treasury securities. On balance, the Portfolio’s sector allocation had a negative impact on performance for the period as a whole. Additionally, within investment grade corporate credit, relative value trading in US financials and industrials was a net detractor from performance for the year.
•	Relative to the benchmark index, the Portfolio maintained a high quality bias within its allocation to non-government spread sectors, which benefited relative performance as lower-quality securities struggled during periods of risk aversion. Allocations outside of the benchmark index in high yield and non-agency MBS benefited performance, primarily due to a strong rally in the fourth quarter. Also contributing positively to performance was relative value trading within securitized products, such as agency MBS and ABS.
•	The Portfolio held derivatives during the period as a part of its investment strategy. Derivatives are used by the portfolio management team as a means to hedge and/or take outright views on interest rates, credit risk and/or foreign exchange positions in the Portfolio. During the period, the use of US Treasury futures had a material impact on performance. The Portfolio held short positions in US Treasury futures over the course of the year in order to reduce the overall duration profile of the Portfolio. These positions served as a drag on performance as the US Treasury market broadly rallied on the year. Options strategies in the interest rate and foreign exchange markets also detracted from performance, as did interest rate swaps used to manage duration and yield curve positioning.

Describe recent portfolio activity.

•	While portfolio duration was actively managed throughout the 12-month period, the Portfolio maintained a short duration bias for most of the year. Also during the period, the Portfolio’s quality profile and level of liquidity was increased in an effort to limit portfolio volatility from exogenous factors, mostly emanating from Europe. Portfolio management tactically traded investment grade credits, cautiously seeking to take advantage of relative value opportunities in industrials and financials. Exposure to non-agency residential MBS and CMBS was slightly reduced during the period. In order to increase portfolio liquidity, the Portfolio added to its agency MBS and US Treasury holdings during the latter half of the period.
•	Toward period end, the Portfolio adopted a cautiously optimistic stance on corporate credit, which resulted in an increase in investment grade credit exposure and a reduction in US Treasuries exposure. Our sector allocation decisions combined with our macro views of the market resulted in an overall reduction of the portfolio’s duration. Although portfolio management
10	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011

BlackRock Total Return Portfolio

Portfolio Management Commentary (concluded)

expects volatility to be present for some time, a moderating of risks out of Europe would likely shift investors toward risk assets. Additionally, higher yields offered by spread sectors may serve as an offset to potentially higher interest rates in 2012.

Describe portfolio positioning at period end.

•	At period end, the Portfolio was generally underweight relative to the Barclays Capital US Aggregate Bond Index in government-owned/government-related sectors in favor of non-government spread sectors. Within spread sectors, the Portfolio was most significantly overweight in investment grade corporate credit, CMBS and ABS. Within the government sectors, the Portfolio was underweight in US Treasuries and agency debentures, while it was overweight in agency MBS. The Portfolio also held out-of-index allocations to non-agency residential MBS and high yield corporate credit. High yield corporate credit represents one of the Portfolio’s highest-conviction investment allocations and therefore represents a significant risk position and return opportunity for the Portfolio. The Portfolio ended the period with a shorter duration relative to the benchmark index.
BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011	11

BlackRock U.S. Government Bond Portfolio

Investment Objective

BlackRock U.S. Government Bond Portfolio’s (the “Portfolio”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

On March 18, 2011, the Board of Directors (the “Board”) of BlackRock Series Fund, Inc. approved a proposal to change the Portfolio’s investment objective from “to seek the highest current income consistent with the protection of capital afforded by investing in intermediate term debt securities issued or guaranteed by the US government or its agencies” to “to seek to maximize total return, consistent with income generation and prudent investment management.” In addition, the Board approved a change in the name of the Portfolio from “BlackRock Government Income Portfolio” to “BlackRock U.S. Government Bond Portfolio.” These changes were effective on October 1, 2011.

Portfolio Management Commentary

•	Effective October 1, 2011, the Portfolio changed its primary benchmark from a 50%/50% blend of the Barclays Capital Mortgage-Backed Securities Index and the BofA Merrill Lynch 10-Year Treasury Index to the Barclays Capital US Government/Mortgage Index. The Barclays Capital US Government/Mortgage Index provides a closer representation of the Portfolio’s investable universe than the blended benchmark and more accurately reflects the investment strategy of the Portfolio.

How did the Portfolio perform?

•	For the 12-month period, the Portfolio returned 6.54%, underperforming the Barclays Capital US Government/Mortgage Index and its former blended benchmark, which returned 7.74% and 11.61%, respectively. The following discussion of relative performance pertains to the Barclays Capital US Government/Mortgage Index.

What factors influenced performance?

•	At the beginning of the period, interest rate markets saw increased volatility on signs of an economic recovery and anticipated changes in monetary policy, which drove US Treasury yields higher. However, markets reversed mid-second quarter when economic data weakened and concerns about sovereign debt problems in peripheral European countries resurfaced. Amid heightened uncertainty, Treasury rates moved lower across the yield curve. In the Portfolio, duration management was the largest detractor from performance for the period, while modest exposure to CMBS detracted later in the period.
•	Contributing positively to performance was security selection within the agency MBS space as well as exposure to mortgage derivative securities. An overweight to agency MBS also benefited performance in the first half of the year as the sector strengthened on increased demand from investors seeking relative stability in a volatile market environment. This positioning contributed positively to Portfolio performance in the fourth quarter when the agency MBS sector benefited from increasing support from the US Federal Reserve.
•	The Portfolio held derivatives during the period as a part of its investment strategy. Derivatives are used by the portfolio management team as a means to hedge and/or take outright views on interest rates in the Portfolio. During the period, the use of options strategies in the interest rate market as well as the use of interest rate swaps to manage portfolio duration detracted from performance. The Portfolio also used futures contracts as a means of exposure to the US Treasury market, which resulted in a sustained cash balance; cash did not have a material impact on performance.

Describe recent portfolio activity.

•	During the 12-month period, portfolio management actively managed risk given the economic backdrop. Early in the period, the Portfolio moved to an underweight position in US Treasuries and tactically traded exposure to the space thereafter. The Portfolio also added exposure to select US Treasury Inflation-Protected issues. In the agency MBS space, the Portfolio tactically traded with a focus on purchasing lower-coupon issues as they offered attractive carry (income). The Portfolio took profits on these holdings following the sector’s strong performance in the fourth quarter. Additionally, the Portfolio added modest exposure to CMBS. The Portfolio actively managed duration throughout the 12 months.

Describe portfolio positioning at period end.

•	As of period end, within government-related sectors, the Portfolio was underweight US Treasuries in favor of agency MBS, which offer attractive carry. With respect to non-government spread sectors, the Portfolio held modest out-of-index exposure to CMBS. The Portfolio ended the period with modestly short duration versus the benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011

Performance Information
As of December 31, 2011

	Standardized 30-Day Yield	6-Month Total Returns[1]	Average Annual Total Returns[1]

			1 Year	5 Years	10 Years
BlackRock Balanced Capital Portfolio	—[2]	(3.37)%	4.58%	0.96%	3.67%
BlackRock Capital Appreciation Portfolio	—[2]	(10.97)	(8.66)	2.01	2.16
BlackRock Global Allocation Portfolio	—[2]	(6.80)	(3.39)	4.08	8.48
BlackRock High Yield Portfolio	6.98%	(2.34)	2.04	5.97	7.18
BlackRock Large Cap Core Portfolio	—[2]	(8.60)	2.61	(1.38)	4.39
BlackRock Total Return Portfolio	4.05	3.77	6.34	5.00	5.06
BlackRock U.S. Government Bond Portfolio	1.97	5.17	6.54	5.19	4.95

[1]	Cumulative and average annual total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns.
[2]	Yields are not applicable for this type of fund.
Yields	7-Day SEC Yield	7-Day Yield

BlackRock Money Market Portfolio	0.00%	0.00%

The 7-Day SEC Yield may differ from the 7-Day Yield shown above due to the fact that the 7-Day SEC Yield excludes distributed capital gains.

Past performance is not indicative of future results.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011	13

Total Investment Return Based on a $10,000 Investment

BlackRock Balanced Capital Portfolio

[1]	Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. BlackRock Balanced Capital Portfolio invests in US and foreign equity and fixed income securities of any maturity.
[2]	The Portfolio compares its performance to that of a customized weighted index comprised of the returns of the Russell 1000® Index (60%) and Barclays Capital US Aggregate Bond Index (40%).
[3]	This unmanaged broad-based index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 91% of the total market capitalization of the Russell 3000® Index.
[4]	This unmanaged market-weighted index is comprised of investment-grade corporate bonds, rated BBB or better, mortgages and US Treasury and government agency issues with at least one year to maturity.

Past performance is not indicative of future results.

14	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011

Total Investment Return Based on a $10,000 Investment (continued)

BlackRock Capital Appreciation Portfolio

[1]	Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. BlackRock Capital Appreciation Portfolio invests primarily in a diversified portfolio consisting of primarily common stock of US companies that Portfolio management believes have shown above-average growth rates in earnings over the long term.
[2]	This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.
[3]	This unmanaged broad-based index is a subset of the Russell 1000® Index consisting of those Russell 1000® securities with a greater-than-average growth orientation.

Past performance is not indicative of future results.

BlackRock Global Allocation Portfolio

[4]	Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. BlackRock Global Allocation Portfolio invests in a portfolio of equity, debt and money market securities.
[5]	This unmanaged market capitalization-weighted index is comprised of 2,458 equities from 35 countries in 4 regions including the United States.
[6]	The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% S&P 500® Index; 24% FTSE World Index (Ex-US); 24% BofA Merrill Lynch Current 5-Year US Treasury Index; and 16% Citigroup Non-US Dollar World Government Bond Index.

Past performance is not indicative of future results.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011	15

Total Investment Return Based on a $10,000 Investment (continued)

BlackRock High Yield Portfolio

[1]	Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. BlackRock High Yield Portfolio invests primarily in non-investment grade bonds with maturities of ten years or less. The Portfolio’s total returns prior to October 1, 2011 are the returns of the Portfolio when it followed a different investment objective and different investment strategies under the name “BlackRock High Income Portfolio”.
[2]	This unmanaged index is comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

Past performance is not indicative of future results.

BlackRock Large Cap Core Portfolio

[3]	Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. Under normal circumstances, BlackRock Large Cap Core Portfolio invests at least 80% of its assets in a diversified portfolio of equity securities, primarily common stocks, of large cap companies included at the time of purchase in the Russell 1000® Index.
[4]	This unmanaged broad-based index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 91% of the total market capitalization of the Russell 3000® Index.

Past performance is not indicative of future results.

16	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011

Total Investment Return Based on a $10,000 Investment (concluded)

BlackRock Total Return Portfolio

[1]	Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. BlackRock Total Return Portfolio, under normal circumstances, will invest at least 80%, and typically invests 90% or more, of its assets in fixed-income securities such as corporate bonds and notes, mortgage-backed securities, asset-backed securities, convertible securities, preferred securities and government obligations.
[2]	This unmanaged market-weighted index is comprised of investment-grade corporate bonds, rated BBB or better, mortgages and US Treasury and government agency issues with at least one year to maturity.

Past performance is not indicative of future results.

BlackRock U.S. Government Bond Portfolio

[3]	Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. Under normal circumstances, BlackRock U.S. Government Bond Portfolio invests at least 80% of its assets in bonds that are issued or guaranteed by the US government and its agencies. The Portfolio’s total returns prior to October 1, 2011 are the returns of the Portfolio when it followed a different investment objective and different investment strategies under the name “BlackRock Government Income Portfolio”.
[4]	The composite index is comprised of the returns of the Barclays Capital Mortgage-Backed Securities Index (50%) and the BofA Merrill Lynch 10-Year US Treasury Index (50%).
[5]	The Barclays Capital Mortgage-Backed Securities Index is a widely recognized unmanaged index that includes the mortgage-backed pass through securities of Ginnie Mae, Fannie Mae and Freddie Mac that meet certain maturity and liquidity criteria.
[6]	The BofA Merrill Lynch 10-Year US Treasury Index is a widely recognized unmanaged one security index that consists of the current “on-the-run” 10-Year Treasury issue.
[7]	This index measures debt issued by the US Government, and its agencies, as well as mortgage-backed pass-through securities of GNMA, Fannie Mae and Freddie Mac. Effective October 1, 2011, the Portfolio uses this index as its benchmark rather than the BofA Merrill Lynch 10-Year Treasury Index and a composite 50% Barclays Capital Mortgage-Backed Securities Index / 50% BofA Merrill Lynch 10-Year Treasury Index because Portfolio management believes it is more representative of the industry standard benchmark for funds with similar strategies.

Past performance is not indicative of future results.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011	17

Disclosure of Expenses

Shareholders of each Portfolio may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses including investment advisory fees and other Portfolio expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on July 1, 2011 and held through December 31, 2011) is intended to assist shareholders both in calculating expenses based on an investment in each Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Portfolio under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in each Portfolio and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Actual	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Period[1]	Annualized Expense Ratio
BlackRock Balanced Capital Portfolio (excluding interest expense)	$1,000.00	$ 966.30	$2.22	0.45%
BlackRock Balanced Capital Portfolio (including interest expense)	$1,000.00	$ 966.30	$2.22	0.45%
BlackRock Capital Appreciation Portfolio	$1,000.00	$ 890.30	$2.19	0.46%
BlackRock Global Allocation Portfolio	$1,000.00	$ 932.00	$2.33	0.48%
BlackRock High Yield Portfolio (excluding interest expense)	$1,000.00	$ 976.60	$2.50	0.50%
BlackRock High Yield Portfolio (including interest expense)	$1,000.00	$ 976.60	$2.50	0.50%
BlackRock Large Cap Core Portfolio	$1,000.00	$ 914.00	$2.22	0.46%
BlackRock Money Market Portfolio	$1,000.00	$1,000.00	$1.31	0.26%
BlackRock Total Return Portfolio (excluding interest expense)	$1,000.00	$1,037.70	$2.53	0.49%
BlackRock Total Return Portfolio (including interest expense)	$1,000.00	$1,037.70	$2.79	0.54%
BlackRock U.S. Government Bond Portfolio (excluding interest expense)	$1,000.00	$1,051.70	$2.55	0.49%
BlackRock U.S. Government Bond Portfolio (including interest expense)	$1,000.00	$1,051.70	$2.55	0.49%

Hypothetical (5% annual return before expenses)[2]
BlackRock Balanced Capital Portfolio (excluding interest expense)	$1,000.00	$1,022.88	$2.29	0.45%
BlackRock Balanced Capital Portfolio (including interest expense)	$1,000.00	$1,022.88	$2.29	0.45%
BlackRock Capital Appreciation Portfolio	$1,000.00	$1,022.89	$2.35	0.46%
BlackRock Global Allocation Portfolio	$1,000.00	$1,022.72	$2.44	0.48%
BlackRock High Yield Portfolio (excluding interest expense)	$1,000.00	$1,022.81	$2.56	0.50%
BlackRock High Yield Portfolio (including interest expense)	$1,000.00	$1,022.81	$2.56	0.50%
BlackRock Large Cap Core Portfolio	$1,000.00	$1,022.89	$2.35	0.46%
BlackRock Money Market Portfolio	$1,000.00	$1,023.89	$1.33	0.26%
BlackRock Total Return Portfolio (excluding interest expense)	$1,000.00	$1,022.86	$2.51	0.49%
BlackRock Total Return Portfolio (including interest expense)	$1,000.00	$1,022.61	$2.77	0.54%
BlackRock U.S. Government Bond Portfolio (excluding interest expense)	$1,000.00	$1,022.86	$2.51	0.49%
BlackRock U.S. Government Bond Portfolio (including interest expense)	$1,000.00	$1,022.86	$2.51	0.49%

[1]	Expenses for each Portfolio are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
18	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011

Portfolio Information as of December 31, 2011

Portfolio Composition for BlackRock Balanced Capital Portfolio	Percent of Long-Term Investments
Common Stocks	50%
US Government Sponsored Agency Securities	20
Corporate Bonds	12
US Treasury Obligations	10
Non-Agency Mortgage-Backed Securities	5
Asset-Backed Securities	2
Foreign Agency Obligations	1

Sector Allocations for BlackRock Capital Appreciation Portfolio	Percent of Long-Term Investments
Information Technology	32%
Consumer Discretionary	16
Industrials	12
Consumer Staples	11
Energy	10
Health Care	10
Telecommunication Services	3
Materials	3
Financials	3

For Portfolio compliance purposes, the Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

Portfolio Composition for BlackRock Global Allocation Portfolio	Percent of Net Assets		Reference Benchmark[4] Percentages
US Equities	34%[1]		36%
European Equities	11	[1]	12
Asian-Pacific Equities	13	[1]	8
Other Equities	6		4
Total Equities	64	[2]	60
US Dollar Denominated Fixed Income Securities	14		24
US Issuers	11		—
Non-US Issuers	3		—
Non-US Dollar Denominated Fixed Income Securities	12		16
Total Fixed Income Securities	26		40
Cash & Cash Equivalents[3]	10		—

[1]	Includes value of financial futures contracts.
[2]	Includes preferred stock.
[3]	Cash & Cash Equivalents are reduced by the market (or nominal) value of long financial futures contracts.
[4]	The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% S&P 500® Index; 24% FTSE World Index (Excluding US Equities); 24% BofA Merrill Lynch Current 5-Year US Treasury Index; and 16% Citigroup Non-US Dollar World Government Bond Index.
BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011	19

Portfolio Information as of December 31, 2011 (concluded)

Credit Quality Allocations for BlackRock High Yield Portfolio[1]	Percent of Corporate Bond Investments
BBB/Baa	4%
BB/Ba	41
B	45
CCC/Caa	7
Not Rated	3

[1]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service ratings.
Sector Allocations for BlackRock Large Cap Core Portfolio	Percent of Long-Term Investments
Information Technology	22%
Health Care	22
Consumer Discretionary	15
Consumer Staples	10
Energy	10
Industrials	8
Financials	4
Materials	4
Utilities	4
Telecommunication Services	1

For Portfolio compliance purposes, the Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

Portfolio Composition for BlackRock Money Market Portfolio	Percent of Net Assets
Commercial Paper	44%
Certificates of Deposit	16
US Government Sponsored Agency Obligations	14
Municipal Bonds	14
US Treasury Obligations	8
Repurchase Agreements	2
Corporate Notes	1
Other Assets Less Liabilities	1

Portfolio Composition for BlackRock Total Return Portfolio	Percent of Long-Term Investments
US Government Sponsored Agency Securities	40%
Corporate Bonds	25
US Treasury Obligations	21
Non-Agency Mortgage-Backed Securities	7
Asset-Backed Securities	3
Foreign Agency Obligations	3
Preferred Securities	1

Portfolio Composition for BlackRock U.S. Government Bond Portfolio	Percent of Long-Term Investments
US Government Sponsored Agency Securities	70%
US Treasury Obligations	25
Corporate Bonds	4
Foreign Agency Obligations	1

20	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011

The Benefits and Risks of Leveraging

Certain Portfolios may utilize leverage to seek to enhance their yield and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Portfolios may utilize leverage by entering into reverse repurchase agreements and treasury roll transactions. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Portfolio on its longer-term portfolio investments. To the extent that the total assets of each Portfolio (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Portfolio’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Portfolios had not used leverage.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Portfolios pay higher short-term interest rates whereas the Portfolios’ total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Portfolios’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. Changes in interest rates can influence the Portfolios’ NAV positively or negatively in addition to the impact on Portfolio performance from leverage.

The use of leverage may enhance opportunities for increased income to the Portfolios, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Portfolios’ NAV and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, each Portfolio’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Portfolio’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. Each Portfolio may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Portfolio to incur losses. The use of leverage may limit a Portfolio’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Portfolio will incur expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income.

Derivative Financial Instruments

Certain Portfolios may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate, foreign currency exchange rate and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Portfolios’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Portfolio to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Portfolio can realize on an investment, may result in lower dividends paid to shareholders or may cause a Portfolio to hold an investment that it might otherwise sell. The Portfolios’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011	21

BlackRock Balanced Capital Portfolio
Schedule of Investments December 31, 2011	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense—2.7%
General Dynamics Corp.	51,000	$3,386,910
L-3 Communications Holdings, Inc.	46,000	3,067,280
Lockheed Martin Corp.	44,000	3,559,600
Northrop Grumman Corp.	57,000	3,333,360
		13,347,150
Airlines—0.5%
Southwest Airlines Co.	309,000	2,645,040
Beverages—1.3%
The Coca-Cola Co.	1,000	69,970
Coca-Cola Enterprises, Inc.	120,000	3,093,600
Dr. Pepper Snapple Group, Inc.	84,000	3,316,320
		6,479,890
Biotechnology—2.2%
Amgen, Inc.	65,000	4,173,650
Biogen Idec, Inc. (a)	30,000	3,301,500
Gilead Sciences, Inc. (a)	89,000	3,642,770
		11,117,920
Chemicals—1.2%
CF Industries Holdings, Inc.	23,000	3,334,540
LyondellBasell Industries NV, Class A	88,000	2,859,120
		6,193,660
Communications Equipment—0.6%
Motorola Solutions, Inc.	69,000	3,194,010
Computers & Peripherals—3.6%
Apple, Inc. (a)	14,000	5,670,000
Dell, Inc. (a)	231,000	3,379,530
Lexmark International, Inc., Class A	45,000	1,488,150
QLogic Corp. (a)	117,000	1,755,000
Seagate Technology Plc	161,000	2,640,400
Western Digital Corp. (a)	94,000	2,909,300
		17,842,380
Construction & Engineering—0.6%
Chicago Bridge & Iron Co. NV	40,000	1,512,000
Fluor Corp.	26,000	1,306,500
		2,818,500
Consumer Finance—0.9%
Capital One Financial Corp.	32,000	1,353,280
Discover Financial Services, Inc.	128,000	3,072,000
		4,425,280
Containers & Packaging—0.2%
Sealed Air Corp.	58,000	998,180
Diversified Consumer Services—1.6%
Apollo Group, Inc., Class A (a)	60,000	3,232,200
ITT Educational Services, Inc. (a)	39,000	2,218,710
Weight Watchers International, Inc.	43,000	2,365,430
		7,816,340

Common Stocks	Shares	Value
Diversified Telecommunication Services—0.5%
AT&T, Inc.	41,000	$1,239,840
Level 3 Communications, Inc. (a)	88,267	1,499,656
		2,739,496
Food & Staples Retailing—1.3%
The Kroger Co.	143,000	3,463,460
Safeway, Inc.	145,000	3,050,800
		6,514,260
Food Products—0.6%
ConAgra Foods, Inc.	123,000	3,247,200
Health Care Providers & Services—5.2%
Aetna, Inc.	78,000	3,290,820
AmerisourceBergen Corp.	82,000	3,049,580
Cardinal Health, Inc.	73,000	2,964,530
Cigna Corp.	53,000	2,226,000
Humana, Inc.	39,000	3,416,790
McKesson Corp.	44,000	3,428,040
UnitedHealth Group, Inc.	82,000	4,155,760
WellPoint, Inc.	51,000	3,378,750
		25,910,270
Household Products—0.3%
The Procter & Gamble Co.	21,000	1,400,910
Independent Power Producers & Energy Traders—1.6%
The AES Corp. (a)	256,000	3,031,040
Constellation Energy Group, Inc.	77,000	3,054,590
NRG Energy, Inc. (a)	92,000	1,667,040
		7,752,670
Industrial Conglomerates—1.0%
General Electric Co.	78,000	1,396,980
Tyco International Ltd.	75,000	3,503,250
		4,900,230
Insurance—1.5%
ACE Ltd.	32,000	2,243,840
Arch Capital Group Ltd. (a)	17,000	632,910
Assurant, Inc.	47,000	1,929,820
Unum Group	126,000	2,654,820
		7,461,390
Internet & Catalog Retail—0.6%
Expedia, Inc.	55,000	1,596,100
TripAdvisor, Inc. (a)	55,000	1,386,550
		2,982,650
Internet Software & Services—0.1%
Google, Inc., Class A (a)	1,000	645,900
IT Services—1.1%
International Business Machines Corp.	13,000	2,390,440
The Western Union Co.	173,000	3,158,980
		5,549,420

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ADR	American Depositary Receipts	INR	Indian Rupee
AMT	Alternative Minimum Tax (subject to)	JPY	Japanese Yen
AUD	Australian Dollar	KRW	South Korean Won
BRL	Brazilian Real	LIBOR	London Interbank Offered Rate
CAD	Canadian Dollar	LOC	Letter of Credit
CHF	Swiss Franc	MosPrime	Moscow Prime Offered Rate
CNH	Chinese Renminbi (offshore)	MSCI	Morgan Stanley Capital International
CNY	Chinese Renminbi	MXN	Mexican New Peso
COP	Certificates of Participation	MYR	Malaysian Ringgit
EGP	Egyptian Pound	NOK	Norwegian Krone
EUR	Euro	RB	Revenue Bonds
EURIBOR	Euro Interbank Offered Rate	SGD	Singapore Dollar
FKA	Formerly Known As	SPDR	Standard and Poor’s Depositary Receipts
FLOATS	Floating Rate Securities	TBA	To Be Announced
GBP	British Pound	THB	Thai Baht
GDR	Global Depositary Receipts	TWD	Taiwan Dollar
GO	General Obligation Bonds	USD	US Dollar
HAD	Housing Development Authority	VRDN	Variable Rate Demand Notes
HFA	Housing Finance Agency	ZAR	South African Rand
IDR	Indonesian Rupiah

See Notes to Financial Statements.

22	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011

BlackRock Balanced Capital Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Leisure Equipment & Products—0.5%
Polaris Industries, Inc.	47,000	$2,631,060
Life Sciences Tools & Services—0.5%
Agilent Technologies, Inc. (a)	73,000	2,549,890
Machinery—0.1%
AGCO Corp. (a)	13,000	558,610
Media—2.2%
CBS Corp., Class B	123,000	3,338,220
DISH Network Corp., Class A	105,000	2,990,400
Gannett Co., Inc.	137,000	1,831,690
Time Warner Cable, Inc.	48,000	3,051,360
		11,211,670
Multi-Utilities—0.6%
Ameren Corp.	94,000	3,114,220
Oil, Gas & Consumable Fuels—5.3%
Chevron Corp.	20,000	2,128,000
ConocoPhillips	26,000	1,894,620
Exxon Mobil Corp.	76,000	6,441,760
HollyFrontier Corp.	130,000	3,042,000
Marathon Oil Corp.	125,000	3,658,750
Murphy Oil Corp.	51,000	2,842,740
Tesoro Corp. (a)	135,000	3,153,600
Valero Energy Corp.	151,000	3,178,550
		26,340,020
Paper & Forest Products—1.0%
International Paper Co.	109,000	3,226,400
MeadWestvaco Corp.	55,000	1,647,250
		4,873,650
Personal Products—0.6%
Herbalife Ltd.	59,000	3,048,530
Pharmaceuticals—4.7%
Abbott Laboratories	77,000	4,329,710
Bristol-Myers Squibb Co.	128,000	4,510,720
Eli Lilly & Co.	92,000	3,823,520
Forest Laboratories, Inc. (a)	99,000	2,995,740
Johnson & Johnson	18,000	1,180,440
Pfizer, Inc.	310,000	6,708,400
		23,548,530
Semiconductors & Semiconductor Equipment—5.0%
Applied Materials, Inc.	262,000	2,806,020
Avago Technologies Ltd.	96,000	2,770,560
KLA-Tencor Corp.	63,000	3,039,750
Marvell Technology Group Ltd. (a)	126,000	1,745,100
Maxim Integrated Products, Inc.	118,000	3,072,720
Novellus Systems, Inc. (a)	71,000	2,931,590
NVIDIA Corp. (a)	196,000	2,716,560
Teradyne, Inc. (a)	204,000	2,780,520
Xilinx, Inc.	96,000	3,077,760
		24,940,580
Software—2.2%
Activision Blizzard, Inc.	245,000	3,018,400
Fortinet, Inc. (a)	27,000	588,870
Microsoft Corp.	169,000	4,387,240
Symantec Corp. (a)	191,000	2,989,150
		10,983,660
Specialty Retail—3.1%
AutoZone, Inc. (a)	8,000	2,599,760
Best Buy Co., Inc.	131,000	3,061,470
Foot Locker, Inc.	34,000	810,560
GameStop Corp., Class A (a)	122,000	2,943,860
Limited Brands, Inc.	73,000	2,945,550

Common Stocks		Shares	Value
Specialty Retail (concluded)
Williams-Sonoma, Inc.		75,000	$2,887,500
			15,248,700
Textiles, Apparel & Luxury Goods—0.3%
Coach, Inc.		24,000	1,464,960
Tobacco—1.9%
Lorillard, Inc.		29,000	3,306,000
Philip Morris International, Inc.		78,000	6,121,440
			9,427,440
Wireless Telecommunication Services—0.5%
MetroPCS Communications, Inc. (a)		282,000	2,447,760
Total Common Stocks—57.7%			288,372,026

Fixed Income Securities
		Par
Asset-Backed Securities		(000)
321 Henderson Receivables I LLC (b):
Series 2010-1A, Class A, 5.56%,
7/15/59	USD	680	735,189
Series 2010-3A, Class A, 3.82%,
12/15/48		463	456,081
AmeriCredit Automobile Receivables Trust:
Series 2011-2, Class C, 3.19%,
10/12/16		545	545,871
Series 2011-5, Class C, 3.44%,
10/08/17		230	230,481
Carrington Mortgage Loan Trust,
Series 2006-NC5, Class A1, 0.34%,
1/25/37 (c)(d)		105	104,095
Citibank Omni Master Trust (b):
Series 2009-A8, Class A8, 2.38%,
5/16/16 (d)		1,365	1,373,384
Series 2009-A17, Class A17, 4.90%,
11/15/18		260	282,785
DT Auto Owner Trust (b):
Series 2011-2A, Class B, 2.12%,
2/16/16		250	249,747
Series 2011-3A, Class C, 4.03%,
2/15/17		255	254,492
Globaldrive BV, Series 2008-2,
Class A, 4.00%, 10/20/16	EUR	151	195,955
Morgan Stanley ABS Capital I,
Series 2005-HE1, Class A2MZ,
0.59%, 12/25/34 (d)	USD	78	65,748
Nelnet Student Loan Trust, Series 2006-1,
Class A5, 0.61%, 8/23/27 (d)		285	263,520
New Century Home Equity Loan Trust,
Series 2005-2, Class A2MZ, 0.55%,
6/25/35 (d)		231	216,845
RAAC, Series 2005-SP2, Class 2A, 0.59%,
6/25/44 (d)		551	351,143
Santander Consumer Acquired
Receivables Trust (b):
Series 2011-S1A, Class B, 1.66%,
8/15/16		303	300,678
Series 2011-S1A, Class C, 2.01%,
8/15/16		254	249,456
Series 2011-WO, Class C, 3.19%,
10/15/15		316	319,128

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011	23

BlackRock Balanced Capital Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

		Par
Asset-Backed Securities		(000)	Value
Santander Drive Auto Receivables Trust:
Series 2010-2, Class B, 2.24%,
12/15/14	USD	430	$428,873
Series 2010-2, Class C, 3.89%,
7/17/17		505	505,291
Series 2010-B, Class B, 2.10%,
9/15/14 (b)		360	359,345
Series 2010-B, Class C, 3.02%,
10/17/16 (b)		380	376,713
Series 2011-S1A, Class B, 1.48%,
5/15/17 (b)		270	266,980
Series 2011-S1A, Class D, 3.10%,
5/15/17 (b)		234	232,309
Scholar Funding Trust, Series 2011-A,
Class A, 1.32%, 10/28/43 (b)(d)		314	300,523
SLM Student Loan Trust (d):
Series 2004-B, Class A2, 0.75%, 6/15/21		405	388,500
Series 2008-5, Class A3, 1.72%, 1/25/18		195	198,046
Series 2008-5, Class A4, 2.12%, 7/25/23		195	200,123
Soundview Home Equity Loan Trust,
Series 2005-OPT3, Class A4, 0.59%,
11/25/35 (d)		993	910,190
Structured Asset Investment Loan Trust (d):
Series 2003-BC6, Class M1, 1.42%,
7/25/33		1,033	803,185
Series 2003-BC7, Class M1, 1.42%,
7/25/33		782	602,043
Series 2004-8, Class M4, 1.79%,
9/25/34		104	47,635
Structured Asset Securities Corp. (d):
Series 2004-23XS, Class 2A1, 0.59%,
1/25/35		212	136,203
Series 2005-GEL2, Class A, 0.57%,
4/25/35		67	60,173
Total Asset-Backed Securities—2.4%			12,010,730

Corporate Bonds
Auto Components—0.0%
BorgWarner, Inc., 4.63%, 9/15/20		140	148,767
Capital Markets—0.7%
CDP Financial, Inc., 3.00%, 11/25/14 (b)		515	535,557
Credit Suisse AG:
2.60%, 5/27/16 (b)		350	354,686
5.40%, 1/14/20		140	132,043
Credit Suisse Group Finance US, Inc.,
3.63%, 9/14/20	EUR	50	55,267
The Goldman Sachs Group, Inc., 5.25%,
7/27/21	USD	310	302,417
Lehman Brothers Holdings, Inc., 6.75%,
12/28/17 (a)(e)		490	49
Morgan Stanley:
2.95%, 5/14/13 (d)		529	507,958
4.20%, 11/20/14		400	385,777
4.00%, 7/24/15		210	196,928
5.63%, 9/23/19		345	319,497
5.50%, 7/28/21		580	536,288
			3,326,467
Chemicals—0.2%
CF Industries, Inc., 7.13%, 5/01/20		435	514,387
The Dow Chemical Co., 4.13%, 11/15/21		200	205,144
Lyondell Chemical Co., 11.00%, 5/01/18		340	370,978

		Par
Corporate Bonds		(000)	Value
Chemicals (concluded)
LyondellBasell Industries NV, 6.00%,
11/15/21 (b)	USD	135	$140,063
			1,230,572
Commercial Banks—1.6%
ABN Amro Bank NV, 6.38%, 4/27/21	EUR	100	117,911
CIT Group, Inc.:
7.00%, 5/01/17	USD	286	285,702
7.00%, 5/02/17 (b)		50	49,937
Commerzbank AG, 6.38%, 3/22/19	EUR	100	91,761
Corporacion Andina de Fomento, 6.88%,
3/15/12	USD	435	438,690
DnB NOR Boligkreditt (b):
2.10%, 10/14/16		2,070	2,053,227
2.90%, 3/29/17		1,455	1,479,147
Eksportfinans ASA, 5.50%, 5/25/16		200	184,413
HSBC Bank Brasil SA—Banco Multiplo,
4.00%, 5/11/16 (b)		760	754,300
HSBC Bank Plc, 3.10%, 5/24/16 (b)		430	430,025
HSBC Holdings Plc, 6.10%, 1/14/42		175	198,356
Sparebanken 1 Boligkreditt (b):
1.25%, 10/25/14		805	799,272
2.63%, 5/27/17		1,030	1,038,927
			7,921,668
Construction Materials—0.0%
Inversiones CMPC SA, 4.75%,
1/19/18 (b)		120	125,192
Lafarge SA, 7.13%, 7/15/36		90	79,464
			204,656
Consumer Finance—0.2%
Credit Acceptance Corp., 9.13%,
2/01/17 (b)		415	432,638
Ford Motor Credit Co. LLC, 6.63%,
8/15/17		190	206,826
SLM Corp., 6.25%, 1/25/16		367	356,900
			996,364
Diversified Financial Services—1.6%
Capital One Financial Corp.:
3.15%, 7/15/16		1,105	1,109,728
4.75%, 7/15/21		435	447,664
Citigroup, Inc.:
5.00%, 9/15/14		165	163,302
4.59%, 12/15/15		2,030	2,042,986
General Electric Capital Corp.:
0.51%, 4/10/12 (d)		590	590,103
5.50%, 1/08/20		160	176,047
JPMorgan Chase & Co.:
3.15%, 7/05/16		610	612,855
4.63%, 5/10/21		710	734,600
JPMorgan Chase Bank NA:
6.00%, 7/05/17		570	611,612
Series BKNT, 6.00%, 10/01/17		605	650,801
Reynolds Group Issuer, Inc. (b):
7.88%, 8/15/19		410	428,450
6.88%, 2/15/21		320	318,400
			7,886,548
Diversified Telecommunication Services—0.4%
GTE Corp., 6.84%, 4/15/18		293	350,960
Level 3 Financing, Inc.:
8.75%, 2/15/17		25	25,438
8.13%, 7/01/19 (b)		233	229,505
Telefonica Emisiones SAU, 4.95%, 1/15/15		625	621,713

See Notes to Financial Statements.

24	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011

BlackRock Balanced Capital Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

		Par
Corporate Bonds		(000)	Value
Diversified Telecommunication Services (concluded)
Verizon Communications, Inc.:
6.10%, 4/15/18	USD	127	$152,573
3.50%, 11/01/21		290	301,925
6.40%, 2/15/38		313	397,323
			2,079,437
Electric Utilities—1.0%
Alabama Power Co., 3.95%, 6/01/21		280	307,121
The Cleveland Electric Illuminating Co.:
8.88%, 11/15/18		85	114,055
5.95%, 12/15/36		136	144,939
Constellation Energy Group, Inc.,
7.60%, 4/01/32		100	128,863
Duke Energy Carolinas LLC, 4.25%,
12/15/41		205	214,480
Florida Power & Light Co., 5.95%,
2/01/38		325	426,128
Georgia Power Co., 3.00%, 4/15/16		445	471,846
Hydro-Quebec:
9.40%, 2/01/21		245	373,200
8.40%, 1/15/22		412	602,445
8.05%, 7/07/24		1,180	1,754,781
Jersey Central Power & Light Co., 7.35%,
2/01/19		135	169,505
Trans-Allegheny Interstate Line Co., 4.00%,
1/15/15 (b)		140	145,933
			4,853,296
Energy Equipment & Services—0.4%
Ensco Plc:
3.25%, 3/15/16		90	91,813
4.70%, 3/15/21		200	208,281
MEG Energy Corp., 6.50%, 3/15/21 (b)		555	567,488
Peabody Energy Corp., 6.25%, 11/15/21 (b)		665	688,275
Pride International, Inc., 6.88%, 8/15/20		125	146,554
Transocean, Inc.:
6.50%, 11/15/20		225	232,423
6.38%, 12/15/21		150	159,432
			2,094,266
Food Products—0.1%
Kraft Foods, Inc.:
6.50%, 8/11/17		165	196,278
5.38%, 2/10/20		250	288,463
Sara Lee Corp., 4.10%, 9/15/20		177	178,631
			663,372
Health Care Equipment & Supplies—0.2%
Boston Scientific Corp., 5.50%, 11/15/15		723	801,461
CareFusion Corp., 6.38%, 8/01/19		180	212,553
			1,014,014
Health Care Providers & Services—0.3%
HCA, Inc.:
6.50%, 2/15/20		475	492,812
7.25%, 9/15/20		215	226,825
Tenet Healthcare Corp.:
6.25%, 11/01/18 (b)		280	284,900
8.88%, 7/01/19		340	381,650
UnitedHealth Group, Inc., 3.38%, 11/15/21		90	93,082
			1,479,269
Hotels, Restaurants & Leisure—0.1%
MGM Resorts International:
10.38%, 5/15/14		230	262,775
11.13%, 11/15/17		310	353,400
			616,175

		Par
Corporate Bonds		(000)	Value
Independent Power Producers & Energy Traders—0.1%
Energy Future Intermediate Holding Co.
LLC, 10.00%, 12/01/20	USD	655	$691,025
Insurance—1.2%
Allianz Finance II BV, 5.75%, 7/08/41		100	110,119
American International Group, Inc., 5.45%,
5/18/17		210	200,684
AXA SA, 5.25%, 4/16/40	EUR	100	94,448
Fairfax Financial Holdings, Ltd., 5.80%,
5/15/21 (b)		460	438,471
Hartford Financial Services Group, Inc.,
6.00%, 1/15/19		200	205,258
Hartford Life Global Funding Trusts, 0.73%,
6/16/14 (d)		1,050	993,336
ING Verzekeringen NV, 3.27%, 6/21/21		40	43,590
Lincoln National Corp., 7.00%, 6/15/40	USD	180	203,497
Manulife Financial Corp., 3.40%, 9/17/15		400	402,231
Metropolitan Life Global Funding I (b):
2.88%, 9/17/12		675	683,824
2.50%, 1/11/13		1,440	1,457,446
5.13%, 6/10/14		375	403,773
Prudential Financial, Inc.:
4.75%, 9/17/15		480	506,829
5.38%, 6/21/20		340	363,878
			6,107,384
IT Services—0.1%
First Data Corp. (b):
7.38%, 6/15/19		340	319,600
8.25%, 1/15/21		45	40,275
			359,875
Life Sciences Tools & Services—0.0%
Life Technologies Corp., 5.00%, 1/15/21		54	56,503
Machinery—0.1%
Joy Global, Inc., 5.13%, 10/15/21		125	133,432
Navistar International Corp., 3.00%,
10/15/14 (f)		110	118,525
			251,957
Media—1.1%
CBS Corp.:
4.63%, 5/15/18		90	93,575
8.88%, 5/15/19		155	199,081
5.75%, 4/15/20		140	157,399
CCH II LLC, 13.50%, 11/30/16		550	635,250
Cox Communications, Inc., 8.38%,
3/01/39 (b)		623	834,172
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17		111	119,325
Series B, 9.25%, 12/15/17		453	489,240
Comcast Cable Communications
Holdings, Inc., 9.46%, 11/15/22		100	142,490
Comcast Corp.:
5.88%, 2/15/18		328	379,256
6.45%, 3/15/37		113	136,983
CSC Holdings, Inc., 8.50%, 4/15/14		169	186,956
DIRECTV Holdings LLC, 3.13%, 2/15/16		136	137,767
NBC Universal Media LLC:
5.15%, 4/30/20		510	567,821
4.38%, 4/01/21		490	517,120
News America, Inc., 6.40%, 12/15/35		15	16,437
Time Warner Cable, Inc.:
5.88%, 11/15/40		235	254,331
5.50%, 9/01/41		290	305,602

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011	25

BlackRock Balanced Capital Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

		Par
Corporate Bonds		(000)	Value
Media (concluded)
Time Warner, Inc.:
4.70%, 1/15/21	USD	110	$118,439
6.10%, 7/15/40		70	82,063
Virgin Media Secured Finance Plc, 6.50%,
1/15/18		295	313,438
			5,686,745
Metals & Mining—0.5%
AngloGold Ashanti Holdings Plc, 5.38%,
4/15/20		180	178,822
Barrick Gold Corp., 2.90%, 5/30/16		1,299	1,333,220
Barrick North America Finance LLC, 4.40%,
5/30/21		10	10,830
Cliffs Natural Resources, Inc., 4.88%,
4/01/21		230	229,171
Newcrest Finance Property Ltd., 4.45%,
11/15/21 (b)		295	290,979
Novelis, Inc., 8.75%, 12/15/20		345	370,012
			2,413,034
Multi-Utilities—0.1%
Dominion Resources, Inc., 1.95%,
8/15/16		365	366,798
Multiline Retail—0.3%
Dollar General Corp., 11.88%, 7/15/17 (c)		440	486,200
Macy’s Retail Holdings, Inc.:
5.90%, 12/01/16		490	547,562
7.45%, 7/15/17		353	412,159
			1,445,921
Oil, Gas & Consumable Fuels—2.2%
Anadarko Petroleum Corp.:
5.95%, 9/15/16		719	815,022
6.38%, 9/15/17		547	634,046
Arch Coal, Inc., 7.25%, 10/01/20		460	470,350
BP Capital Markets Plc, 3.13%, 10/01/15		180	188,536
Chesapeake Energy Corp., 6.63%,
8/15/20		260	278,850
Consol Energy, Inc.:
8.00%, 4/01/17		154	168,630
8.25%, 4/01/20		116	128,180
El Paso Corp., 6.50%, 9/15/20		210	227,009
El Paso Pipeline Partners Operating Co. LLC,
6.50%, 4/01/20		340	374,723
Enterprise Products Operating LLC:
6.13%, 10/15/39		250	279,242
Series L, 6.30%, 9/15/17		350	409,895
KeySpan Gas East Corp., 5.82%,
4/01/41 (b)		235	286,697
Kinder Morgan Energy Partners LP:
5.95%, 2/15/18		400	456,978
6.55%, 9/15/40		60	67,213
6.38%, 3/01/41		80	90,180
Kinder Morgan Finance Co., ULC, 5.70%,
1/05/16		295	301,637
Marathon Petroleum Corp., 6.50%,
3/01/41		396	448,757
MidAmerican Energy Holdings Co., 5.95%,
5/15/37		500	590,852
Nexen, Inc., 7.50%, 7/30/39		540	647,347
Petrobras International Finance Co.:
3.88%, 1/27/16		740	762,356
5.88%, 3/01/18		260	284,536
5.75%, 1/20/20		755	807,941
Plains Exploration & Production Co.,
10.00%, 3/01/16		65	71,987

		Par
Corporate Bonds		(000)	Value
Oil, Gas & Consumable Fuels (concluded)
Range Resources Corp.:
7.25%, 5/01/18	USD	485	$518,950
5.75%, 6/01/21		65	70,363
Rockies Express Pipeline LLC (b):
3.90%, 4/15/15		478	472,356
6.85%, 7/15/18		112	115,718
Western Gas Partners LP, 5.38%, 6/01/21		410	434,670
Williams Partners LP, 4.13%, 11/15/20		245	251,437
Woodside Finance, Ltd., 4.60%,
5/10/21 (b)		110	112,317
			10,766,775
Paper & Forest Products—0.1%
International Paper Co.:
4.75%, 2/15/22		240	255,109
6.00%, 11/15/41		180	195,410
			450,519
Pharmaceuticals—0.1%
Teva Pharmaceutical Finance Co. BV,
Series 2, 3.65%, 11/10/21		115	116,971
Teva Pharmaceutical Finance II BV,
3.00%, 6/15/15		290	301,995
Teva Pharmaceutical Finance IV BV,
3.65%, 11/10/21		285	289,883
			708,849
Real Estate Investment Trusts (REITs)—0.2%
ERP Operating LP, 4.63%, 12/15/21		290	295,728
Hospitality Properties Trust, 5.63%,
3/15/17		171	173,187
Mack-Cali Realty LP, 7.75%, 8/15/19		125	148,954
Ventas Realty LP, 4.75%, 6/01/21		165	159,249
Vornado Realty LP, 5.00%, 1/15/22		455	458,771
			1,235,889
Real Estate Management & Development—0.1%
Realogy Corp., 7.88%, 2/15/19 (b)		410	356,700
WEA Finance LLC, 4.63%, 5/10/21 (b)		170	166,854
			523,554
Road & Rail—0.1%
Burlington Northern Santa Fe LLC,
5.75%, 5/01/40		571	683,151
Software—0.1%
Oracle Corp., 5.38%, 7/15/40		235	286,295
Specialty Retail—0.1%
QVC, Inc., 7.50%, 10/01/19 (b)		240	257,400
Thrifts & Mortgage Finance—0.2%
Northern Rock Plc, 5.63%, 6/22/17 (b)		200	210,300
Radian Group, Inc.:
5.63%, 2/15/13		720	465,300
5.38%, 6/15/15		720	333,000
			1,008,600
Wireless Telecommunication Services—0.6%
America Movil SAB de CV, 2.38%,
9/08/16		480	478,663
Cricket Communications, Inc., 7.75%,
5/15/16		251	259,157
Crown Castle Towers LLC, 6.11%,
1/15/40 (b)		920	1,015,072
Intelsat Jackson Holdings SA, 7.25%,
4/01/19 (b)		208	211,120
MetroPCS Wireless, Inc., 7.88%,
9/01/18		15	15,206

See Notes to Financial Statements.

26	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011

BlackRock Balanced Capital Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Wireless Telecommunication Services (concluded)
SBA Tower Trust, 5.10%, 4/15/42 (b)	USD	220	$229,075
Sprint Capital Corp., 6.88%, 11/15/28		100	71,375
Sprint Nextel Corp., 9.00%, 11/15/18 (b)		520	546,000
			2,825,668
Total Corporate Bonds—14.1%			70,640,813

Foreign Agency Obligations
Brazilian Government International Bond,
7.13%, 1/20/37		100	138,000
Hellenic Republic Government Bond,
4.60%, 9/20/40	EUR	90	19,919
Indonesia Government International Bond,
4.88%, 5/05/21	USD	200	214,000
Italy Buoni Poliennali Del Tesoro, 4.75%,
9/15/16	EUR	1,755	2,152,881
Kreditanstalt fuer Wiederaufbau, 1.38%,
7/15/13	USD	335	338,045
Mexico Government International Bond:
6.38%, 1/16/13		157	164,065
5.63%, 1/15/17		190	218,500
5.13%, 1/15/20		555	634,087
Peruvian Government International Bond,
6.55%, 3/14/37		70	88,900
Poland Government International Bond:
6.38%, 7/15/19		70	77,525
5.13%, 4/21/21		535	544,362
Russia Government International Bond,
7.50%, 3/31/30 (g)		501	581,786
South Africa Government International Bond,
5.50%, 3/09/20		300	336,000
Turkey Government International Bond:
7.00%, 3/11/19		140	155,050
5.63%, 3/30/21		410	414,613
Total Foreign Agency Obligations—1.2%			6,077,733

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations—1.0%
Countrywide Alternative Loan Trust,
Series 2006-0A21, Class A1, 0.47%,
3/20/47 (d)		2,204	975,488
Countrywide Home Loan Mortgage
Pass-Through Trust:
Series 2006-0A5, Class 2A1, 0.49%,
4/25/46 (d)		237	118,768
Series 2006-0A5, Class 3A1, 0.49%,
4/25/46 (d)		382	208,053
Series 2007-J3, Class A10, 6.00%,
7/25/37		1,117	902,050
Credit Suisse Mortgage Capital
Certificates (b)(d):
Series 2011-2R, Class 2A1, 2.73%,
7/27/36		729	707,948
Series 2011-5R, Class 2A1, 3.90%,
8/26/46		543	455,983
First Horizon Asset Securities, Inc.,
Series 2005-AR3, Class 3A1, 5.53%,
8/25/35 (d)		164	133,827

		Par
Non-Agency Mortgage-Backed Securities		(000)	Value
Collateralized Mortgage Obligations (concluded)
Impac Secured Assets CMN Owner Trust,
Series 2004-3, Class 1A4, 1.09%,
11/25/34 (d)	USD	94	$83,307
JPMorgan Mortgage Trust:
Series 2006-S2, Class 2A2, 5.88%,
7/25/36		57	53,692
Series 2007-S1, Class 1A2, 5.50%,
3/25/22		54	49,489
Residential Accredit Loans, Inc.,
Series 2006-Q02, Class A1, 0.51%,
2/25/46 (d)		291	90,723
WaMu Mortgage Pass-Through Certificates,
Series 2007-0A4, Class 1A, 0.98%,
5/25/47 (d)		863	492,816
Wells Fargo Mortgage-Backed Securities Trust,
Series 2006-AR18, Class 2A1, 5.39%,
11/25/36 (d)		1,129	834,745
			5,106,889
Commercial Mortgage-Backed Securities—3.9%
Banc of America Merrill Lynch Commercial
Mortgage, Inc.:
Series 2003-2, Class A3, 4.87%,
3/11/41 (d)		1,779	1,810,732
Series 2006-5, Class AAB, 5.38%,
9/10/47		968	1,005,050
Series 2006-5, Class AM, 5.45%,
9/10/47		60	56,483
Series 2007-1, Class A4, 5.45%,
1/15/49		320	347,663
Series 2007-3, Class A4, 5.62%,
6/10/49 (d)		280	300,243
Bear Stearns Commercial Mortgage Securities:
Series 2005-PW10, Class AM, 5.45%,
12/11/40 (d)		70	66,382
Series 2007-PW17, Class A3, 5.74%,
6/11/50		590	619,594
Citigroup Commercial Mortgage Trust,
Series 2008-C7, Class A4, 6.07%,
12/10/49 (d)		930	1,032,943
Citigroup/Deutsche Bank Commercial
Mortgage Trust, Series 2006-CD3,
Class AM, 5.65%, 10/15/48		250	234,653
CS First Boston Mortgage Securities Corp.,
Series 2002-CP5, Class A1, 4.11%,
12/15/35		144	144,344
DBRR Trust, Series 2011-C32, Class A3A,
5.74%, 6/17/49 (b)(d)		205	219,660
Extended Stay America Trust,
Series 2010-ESHA (b):
Class C, 4.86%, 11/05/27		385	389,776
Class D, 5.50%, 11/05/27		680	682,493
GMAC Commercial Mortgage Securities, Inc.:
Series 2004-C3, Class AAB, 4.70%,
12/10/41		1,673	1,731,409
Series 2006-C1, Class AM, 5.29%,
11/10/45 (d)		110	109,668
GS Mortgage Securities Corp. II,
Series 2007-GG10, Class A4, 5.79%,
8/10/45 (d)		1,475	1,601,829
Greenwich Capital Commercial Funding Corp.:
Series 2006-GG7, Class AJ, 5.88%,
7/10/38 (d)		160	112,000

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011	27

BlackRock Balanced Capital Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (concluded)
Greenwich Capital Commercial Funding
Corp. (concluded):
Series 2007-GG9, Class A4, 5.44%,
3/10/39	USD	65	$70,355
JPMorgan Chase Commercial Mortgage
Securities Corp.:
Series 2004-CB8, Class A1A, 4.16%,
1/12/39 (b)		512	527,248
Series 2004-LN2, Class A2, 5.12%,
7/15/41		480	507,464
Series 2006-CB14, Class AM, 5.45%,
12/12/44 (d)		180	177,943
Series 2007-CB18, Class A3, 5.45%,
6/12/47		455	478,224
LB-UBS Commercial Mortgage Trust:
Series 2004-C7, Class A1A, 4.48%,
10/15/29		745	770,556
Series 2006-C4, Class AM, 5.89%,
6/15/38 (d)		80	81,505
Series 2006-C7, Class AM, 5.38%,
11/15/38		80	77,371
Series 2007-C6, Class A4, 5.86%,
7/15/40 (d)		235	257,418
Series 2007-C7, Class A3, 5.87%,
9/15/45 (d)		430	471,627
Merrill Lynch/Countrywide Commercial
Mortgage Trust, Series 2007-9, Class A4,
5.70%, 9/12/49		680	723,741
Morgan Stanley Capital I:
Series 1998-WF2, Class G, 6.34%,
7/15/30 (b)(d)		270	283,092
Series 2003-IQ4, Class A2, 4.07%,
5/15/40		1,412	1,444,476
Series 2007-HQ12, Class A2, 5.60%,
4/12/49 (d)		81	83,140
Series 2007-HQ12, Class A2FL, 0.53%,
4/12/49		150	143,013
Series 2007-HQ12, Class A2FX, 5.60%,
4/12/49 (d)		238	242,279
RBSCF Trust, Series 2010-RR3,
Class WBTA, 5.90%, 2/16/51 (b)(d)		1,010	1,113,572
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C20, Class A6A, 5.11%,
7/15/42 (d)		1,361	1,378,546
			19,296,492
Interest Only Commercial Mortgage-Backed Securities—0.1%
Morgan Stanley Reremic Trust (b):
Series 2009-IO, Class B, 10.38%,
7/17/56 (h)		380	319,200
Series 2011-IO, Class A, 2.50%,
3/23/51		193	192,924
			512,124
Total Non-Agency Mortgage-Backed Securities—5.0%			24,915,505

Taxable Municipal Bonds
New York City Municipal Water Finance
Authority, RB, Second General
Resolution, Series EE:
5.38%, 6/15/43		215	238,265
5.50%, 6/15/43		255	286,210
Total Taxable Municipal Bonds—0.1%			524,475

		Par
US Government Sponsored Agency Securities		(000)	Value
Agency Obligations—0.7%
Fannie Mae:
5.25%, 8/01/12	USD	1,050	$1,079,039
4.50%, 10/09/19 (h)		650	499,762
Federal Home Loan Bank of Chicago, 5.63%,
6/13/16		450	510,070
Tennessee Valley Authority, 5.25%, 9/15/39		975	1,244,598
			3,333,469
Collateralized Mortgage Obligations—0.1%
Freddie Mac Mortgage-Backed Securities:
Series 3068, Class VA, 5.50%,
10/15/16		91	90,681
Series K013, Class A2, 3.97%,
1/25/21 (d)		570	626,695
			717,376
Federal Deposit Insurance Corporation Guaranteed—0.1%
General Electric Capital Corp., 2.13%,
12/21/12		410	417,627
Interest Only Collateralized Mortgage Obligations—0.4%
Fannie Mae Mortgage-Backed Securities (d):
Series 2010-123, Class SE, 5.73%,
11/25/40		1,615	180,549
Series 2010-149, Class SJ, 6.24%,
1/25/41		1,866	283,178
Series 2011-55, Class SH, 6.27%,
6/25/41		1,788	275,406
Freddie Mac Mortgage-Backed Securities:
Series 3716, Class PI, 4.50%,
4/15/38		1,360	182,872
Series 3780, Class SM, 6.22%,
12/15/40 (d)		1,674	249,006
Ginnie Mae Mortgage-Backed Securities (d):
Series 2010-26, Class QS, 5.97%,
2/20/40		3,972	682,711
Series 2010-42, Class DS, 5.42%,
4/20/40		866	112,132
Series 2011-80, Class KS, 6.39%,
6/20/41		1,134	156,258
			2,122,112
Mortgage-Backed Securities—22.1%
Fannie Mae Mortgage-Backed Securities:
3.09%, 3/01/41 (d)		243	253,716
3.15%, 3/01/41 (d)		316	328,737
3.32%, 12/01/40 (d)		411	428,258
3.50%, 10/01/26—1/01/42 (i)		17,361	17,902,532
4.00%, 9/01/24—1/01/42 (i)		25,743	27,198,950
4.50%, 1/01/27—1/01/42 (i)(j)		19,485	20,791,391
4.79%, 8/01/38 (d)		630	672,845
5.00%, 7/01/34—1/01/42 (i)		4,925	5,324,239
5.50%, 6/01/33—1/01/39		9,104	9,940,536
6.00%, 12/01/27—1/01/42 (i)		6,598	7,264,291
6.50%, 7/01/37—10/01/39		2,486	2,781,631
Freddie Mac Mortgage-Backed Securities:
3.05%, 2/01/41 (d)		348	363,940
4.50%, 1/01/42 (i)		300	317,859
5.00%, 1/01/42 (i)		1,700	1,826,703
5.50%, 1/01/42 (i)		100	108,500
6.00%, 1/01/34		438	487,483
Ginnie Mae Mortgage-Backed Securities:
4.00%, 1/01/42 (i)		2,000	2,145,312
4.50%, 1/15/42 (i)		3,600	3,922,312
5.00%, 1/15/42 (i)		3,900	4,319,859

See Notes to Financial Statements.

28	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011

BlackRock Balanced Capital Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

US Government Sponsored Agency Securities		Par (000)	Value
Mortgage-Backed Securities (concluded)
Ginnie Mae Mortgage-Backed Securities (concluded):
5.50%, 1/01/42 (i)	USD	1,800	$2,020,219
6.00%, 1/01/42 (i)		1,700	1,924,187
7.50%, 3/15/32		9	10,428
			110,333,928
Total US Government Sponsored Agency Securities—23.4%			116,924,512

US Treasury Obligations
US Treasury Bonds:
8.13%, 5/15/21		1,810	2,816,248
8.13%, 8/15/21		490	767,463
6.25%, 8/15/23 (k)		1,800	2,576,250
3.50%, 2/15/39 (l)		3,635	4,088,808
4.38%, 5/15/40		334	433,887
2.13%, 2/15/41		1,608	2,171,902
4.75%, 2/15/41		1,679	2,313,872
4.38%, 5/15/41		430	560,277
3.13%, 11/15/41 (l)		9,985	10,460,845
US Treasury Notes:
0.50%, 8/15/14		595	597,696
0.25%, 12/15/14 (l)		3,995	3,981,892
2.50%, 4/30/15		610	650,985
0.88%, 11/30/16 (l)		11,665	11,700,543
2.25%, 7/31/18		1,275	1,356,082
2.63%, 8/15/20		570	614,754
2.00%, 11/15/21 (l)		10,055	10,169,687
Total US Treasury Obligations—11.1%			55,261,191
Total Fixed Income Securities—57.3%			286,354,959

Preferred Securities
Capital Trusts
Capital Markets—0.1%
Credit Suisse Guernsey Ltd., 5.86% (d)(m)		424	344,500
Lehman Brothers Holdings Capital Trust VII,
5.86% (a)(e)(m)		130	13
State Street Capital Trust IV, 1.55%,
6/01/77 (d)		40	26,330
			370,843
Commercial Banks—0.1%
ABN AMRO North America Holding
Preferred Capital Repackaging
Trust I, 6.52% (b)(d)(m)		360	245,250
Barclays Bank Plc, 5.93% (b)(d)(m)		100	83,000
Fifth Third Capital Trust IV, 6.50%,
4/15/67 (d)		295	289,100
JPMorgan Chase Capital XXV, Series Y,
6.80%, 10/01/37		125	125,469
			742,819
Consumer Finance—0.1%
Capital One Capital VI, 8.88%, 5/15/40		305	316,557
Insurance—0.1%
American International Group, Inc., 8.18%,
5/15/68 (d)		65	57,850
Metlife Capital Trust IV, 7.88%,
12/15/67 (b)		100	103,750

Capital Trusts		Par (000)	Value
Insurance (concluded)
Swiss Re Capital I LP, 6.85% (b)(d)(m)	USD	300	$254,957
XL Group Plc, Series E, 6.50% (d)(m)		215	168,238
			584,795
Total Capital Trusts—0.4%			2,015,014

Preferred Stocks		Shares
Thrifts & Mortgage Finance—0.0%
Fannie Mae, 8.25% (a)(d)(m)		10,000	13,800
Freddie Mac, Series Z, 8.38% (a)(d)(m)		10,000	13,300
Total Preferred Stocks—0.0%			27,100

Trust Preferreds
Commercial Banks—0.0%
Citigroup Capital XIII, 7.88%, 10/30/40		9	228,624
Total Preferred Securities—0.4%			2,270,738
Total Long-Term Investments
(Cost—$558,052,964)—115.4%			576,997,723

Short-Term Securities
BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.10% (n)(o)		953,832	953,832
Total Short-Term Securities
(Cost—$953,832)—0.2%			953,832

Options Purchased		Contracts
Exchange-Traded Call Options—0.0%
10-Year US Treasury Note:
Strike Price USD 133, Expires 1/27/12		49	8,422
Strike Price USD 132, Expires 1/27/12		19	7,718
			16,140
Exchange-Traded Put Options—0.0%
10-Year US Treasury Note:
Strike Price USD 127, Expires 1/27/12		50	2,344
Strike Price USD 128, Expires 1/27/12		26	2,437
Eurodollar Future Option,
Strike Price USD 99, Expires 1/13/12		60	375
Eurodollar 1-Year Mid-Curve Options,
Strike Price USD 99, Expires 3/16/12		131	13,100
			18,256

		Notional Amount (000)
Over-the-Counter Call Options—0.0%
EUR Call Option, Strike Price USD 1.45,
Expires 2/17/12, Broker Citibank NA	EUR	4,550	1,119
Over-the-Counter Call Swaptions—0.1%
Receive a fixed rate of 1.76% and pay a
floating rate based on 3-month LIBOR,
Expires 1/26/12, Broker Deutsche Bank AG		5,100	103,011
Sold credit default protection on Dow Jones
CDX North America High Yield Index Series
17,Strike Price USD 92, Expires 1/18/12,
Broker Morgan Stanley Capital Services Inc. (p)		2,425 (q)	45,175
			148,186

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011	29

BlackRock Balanced Capital Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Options Purchased		Notional Amount (000)	Value
Over-the-Counter Put Swaptions—0.0%
Pay a fixed rate of 2.70% and receive a
floating rate based on 3-month LIBOR,
Expires 1/27/12, Broker Citibank NA	USD	5,200	$630
Pay a fixed rate of 2.75% and receive a
floating rate based on 3-month LIBOR,
Expires 5/11/12, Broker JPMorgan
Chase Bank		2,100	10,818
Pay a fixed rate of 2.85% and receive a
floating rate based on 3-month LIBOR,
Expires 1/13/12, Broker Bank of
America NA		2,800	1
Pay a fixed rate of 2.85% and receive a
floating rate based on 3-month LIBOR,
Expires 2/24/12, Broker Bank of
America NA		1,700	850
Pay a fixed rate of 1.76% and receive a
floating rate based on 3-month LIBOR,
Expires 1/26/12, Broker Deutsche Bank AG		5,100	1
Pay a fixed rate of 2.50% and receive a
floating rate based on 3-month LIBOR,
Expires 1/26/12, Broker Deutsche Bank AG		2,500	—
Pay a fixed rate of 2.95% and receive a
floating rate based on 3-month LIBOR,
Expires 6/14/12, Broker Deutsche Bank AG		700	25,668
Pay a fixed rate of 3.50% and receive a
floating rate based on a 6-month EURIBOR,
Expires 11/08/12, Broker Citibank NA		2,300	58,791
			96,759
Total Options Purchased
(Cost—$528,545)—0.1%			280,460
Total Investments Before TBA Sale
Commitments and Options Written
(Cost—$559,535,341)—115.7%			578,232,015

		Par
TBA Sale Commitments (i)		(000)
Fannie Mae Mortgage-Backed Securities:
3.50%, 1/01/42		10,200	(10,490,062)
4.00%, 1/01/42		20,300	(21,280,954)
5.50%, 1/01/42		8,400	(9,131,984)
Total TBA Sale Commitments
(Proceeds $40,621,980)—(8.2)%			(40,903,000)

		Notional
		Amount
Options Written		(000)
Over-the-Counter Call Swaptions—(0.1)%
Pay a fixed rate of 2.56% and receive a
floating rate based on 3-month LIBOR,
Expires 12/19/13, Broker Deutsche
Bank AG		1,200	(60,403)
Pay a fixed rate of 2.60% and receive a
floating rate based on 3-month LIBOR,
Expires 12/16/13, Broker JPMorgan
Chase Bank		1,300	(68,361)
Pay a fixed rate of 2.08% and receive a
floating rate based on 3-month LIBOR,
Expires 2/07/12, Broker Goldman Sachs
Bank USA		4,600	(122,091)
			(250,855)

		Notional
		Amount
Options Written		(000)	Value
Over-the-Counter Put Swaptions—0.0%
Receive a fixed rate of 2.56% and pay a
floating rate based on 3-month LIBOR,
Expires 12/19/13, Broker Deutsche
Bank AG	USD	1,200	$(59,592)
Receive a fixed rate of 2.60% and pay a
floating rate based on 3-month LIBOR,
Expires 12/16/13, Broker JPMorgan
Chase Bank		1,300	(61,852)
Receive a fixed rate of 2.08% and pay a
floating rate based on 3-month LIBOR,
Expires 2/07/12, Broker Goldman Sachs
Bank USA		4,600	—
Sold credit default protection on Dow Jones
CDX North America High Yield Index Series
17, Strike Price USD 82, Expires 1/18/12,
Broker Morgan Stanley Capital Services Inc. (p)		1,819 (q)	(313)
			(121,757)
Total Options Written
(Premiums Received—$361,474)—(0.1)%			(372,612)
Total Investments, Net of TBA Sale
Commitments and Options Written—107.4%			536,956,403
Liabilities in Excess of Other Assets—(7.4)%			(37,104,976)
Net Assets—100.0%			$499,851,427

(a)	Non-income producing security.
(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c)	Represents a payment-in-kind security which may pay interest in additional par.
(d)	Variable rate security. Rate shown is as of report date.
(e)	Issuer filed for bankruptcy and/or is in default of interest payments.
(f)	Convertible security.
(g)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(h)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(i)	Represents or includes a TBA transaction. Unsettled TBA transactions as of December 31, 2011 were as follows:
Counterparty	Value	Unrealized Appreciation (Depreciation)
Banc of America Securities	$(2,262,563)	$(24,492)
BNP Paribas	$4,964,578	$31,453
Citigroup Global Markets	$7,866,719	$10,203
Credit Suisse Securities (USA) LLC	$2,315,859	$2,965
Deutsche Bank AG	$(16,294,298)	$(108,399)
Goldman Sachs & Co.	$(804,313)	$(26,500)
Greenwich Capital Markets	$(5,217,000)	$(17,250)
JP Morgan Securities, Inc	$13,082,656	$37,438
Morgan Stanley & Co., Inc.	$1,181,984	$8,250
UBS Securities, Inc.	$(2,056,875)	$(25,000)

(j)	All or a portion of security has been pledged as collateral in connection with swaps.
(k)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.
(l)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.
(m)	Security is perpetual in nature and has no stated maturity date.

See Notes to Financial Statements.

30	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011

BlackRock Balanced Capital Portfolio
Schedule of Investments (continued)

(n)	Investments in companies considered to be an affiliate of the Portfolio during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliate	Shares Held at December 31, 2010	Net Activity	Shares Held at December 31, 2011	Income
BlackRock Liquidity
Funds, TempFund,
Institutional Class	1,381,817	(427,985)	953,832	$5,652

(o)	Represents the current yield as of report date.
(p)	Rated B+ using Standard & Poor’s (“S&P’s”) rating of the underlying securities.
(q)	The maximum potential amount the Portfolio may pay should a negative credit event take place as defined under the terms of the agreement.
•	For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Portfolio management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
•	Reverse repurchase agreements outstanding as of December 31, 2011 were as follows:
Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Amount
BNP Paribas Securities Corp.	0.05%	12/30/11	1/03/12	$10,446,879	$10,446,806
Credit Suisse Securities (USA) LLC	0.03%	12/30/11	1/03/12	6,067,525	6,067,500
Credit Suisse Securities (USA) LLC	(0.08)%	12/30/11	1/03/12	3,979,577	3,980,019
Deutsche Bank Securities, Inc.	(0.07)%	12/30/11	1/03/12	11,678,445	11,679,581
Merrill Lynch, Pierce, Fenner & Smith	0.08%	10/26/11	Open	3,562,428	3,561,907
Total				$35,734,854	$35,735,813

•	Financial futures contracts purchased as of December 31, 2011 were as follows:
Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
22	Euro-Bund 8.5 to 10.5-Year Bond
	Futures Put Options, Strike Price
	EUR 133	Eurex	January 2012	$2,847	$(20,079)
13	2-Year US Treasury Note	Chicago Board of Trade	March 2012	$2,867,109	788
64	3-Month EURIBOR	NYSE Liffe	March 2012	$20,484,360	19,873
44	30-Year US Treasury Bond	Chicago Board of Trade	March 2012	$6,371,750	117,589
2	90-Day Euro-Dollar	Chicago Mercantile	September 2013	$496,050	(181)
9	3-Month EURIBOR	NYSE Liffe	March 2014	$2,875,080	9,288
9	3-Month EURIBOR	NYSE Liffe	June 2014	$2,871,440	10,113
9	3-Month EURIBOR	NYSE Liffe	September 2014	$2,867,363	10,970
9	3-Month EURIBOR	NYSE Liffe	December 2014	$2,862,704	11,132
96	90-Day Euro-Dollar	Chicago Mercantile	December 2014	$23,667,600	54,543
95	90-Day Euro-Dollar	Chicago Mercantile	March 2015	$23,387,813	66,408
Total					$280,444

•	Financial futures contracts sold as of December 31, 2011 were as follows:
Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
1	Euro-Bund	Eurex	March 2012	$179,953	$(5,618)
184	Euro-Schatz	Eurex	March 2012	$26,276,597	(68,132)
1	German Euro-BOBL	Eurex	March 2012	$161,924	(2,784)
12	90-Day Euro-Dollar	Chicago Mercantile	March 2012	$2,980,650	1,005
175	10-Year US Treasury Note	Chicago Board of Trade	March 2012	$22,946,875	(179,926)
87	Ultra Long Term US Treasury Bond	Chicago Board of Trade	March 2012	$13,936,313	(94,360)
70	5-Year US Treasury Note	Chicago Board of Trade	March 2012	$8,628,047	(9,061)
4	90-Day Euro-Dollar	Chicago Mercantile	June 2012	$992,950	314
1	90-Day Euro-Dollar	Chicago Mercantile	September 2012	$248,163	22
4	90-Day Euro-Dollar	Chicago Mercantile	March 2013	$992,500	727
7	90-Day Euro-Dollar	Chicago Mercantile	March 2014	$1,733,725	(757)
8	90-Day Euro-Dollar	Chicago Mercantile	June 2014	$1,978,700	(2,050)
6	90-Day Euro-Dollar	Chicago Mercantile	September 2014	$1,481,700	(693)
Total					$(361,313)

•	Foreign currency exchange contracts as of December 31, 2011 were as follows:
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	650,000	USD	875,402	Deutsche Bank AG	1/25/12	$(34,032)
EUR	800,000	USD	1,066,682	Royal Bank of Scotland Plc	1/25/12	(31,150)
USD	2,904,741	EUR	2,124,500	Citibank NA	1/25/12	154,755
USD	2,404,003	EUR	1,766,000	Royal Bank of Scotland Plc	1/25/12	118,064
Total						$207,637

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011	31

BlackRock Balanced Capital Portfolio
Schedule of Investments (continued)

•	Credit default swaps on single-name issues—buy protection outstanding as of December 31, 2011 were as follows:
Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
Radian Group, Inc.	5.00%	Citibank NA	3/20/13	$720	$228,809
Eastman Chemical Co.	0.68%	Morgan Stanley & Co., Inc.	9/20/13	$690	(3,830)
Radian Group, Inc.	5.00%	Citibank NA	6/20/15	$720	297,806
Sara Lee Corp.	1.00%	JPMorgan Chase Bank NA	3/20/17	$242	(705)
Total					$522,080

•	Credit default swaps on single-name issues—sold protection outstanding as of December 31, 2011 were as follows:
Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation (Depreciation)
Aviva USA Corp.	1.00%	Deutsche Bank AG	5/25/12	BBB+	$710	$(855)
Assured Guaranty Corp.	5.00%	Citibank NA	12/20/14	A+	$90	1,083
Assured Guaranty Corp.	5.00%	Citibank NA	12/20/14	A+	$2	45
Assured Guaranty Corp.	5.00%	Citibank NA	3/20/15	A+	$10	224
MetLife, Inc.	1.00%	Credit Suisse Securities (USA) LLC	9/20/16	A-	$235	(1,630)
MetLife, Inc.	1.00%	Deutsche Bank AG	9/20/16	A-	$220	(3,156)
MetLife, Inc.	1.00%	Morgan Stanley & Co., Inc.	9/20/16	A-	$165	(4,006)
MetLife, Inc.	1.00%	Morgan Stanley & Co., Inc.	9/20/16	A-	$270	(4,287)
Assured Guaranty Corp.	5.00%	Citibank NA	12/20/16	A+	$146	5,715
MetLife, Inc.	1.00%	Citibank NA	12/20/16	A-	$175	(3,643)
MetLife, Inc.	1.00%	Citibank NA	12/20/16	A-	$1,050	(28,264)
Total						$(38,774)

[1]	Using S&P’s rating.
[2]	The maximum potential amount the Portfolio may pay should a negative credit event take place as defined under the terms of the agreement.
•	Credit default swaps on traded indexes—buy protection outstanding as of December 31, 2011 were as follows:
Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
Dow Jones CDX Emerging
Markets Series 14	5.00%	Morgan Stanley & Co., Inc.	12/20/15	$510	$10,651
Dow Jones CDX North America
Investment Grade Index Series 16	1.00%	Credit Suisse Securities (USA) LLC	6/20/16	$230	(673)
Dow Jones CDX North America
Investment Grade Index Series 16	1.00%	JPMorgan Chase Bank NA	6/20/16	$13	(11)
Dow Jones CDX North America
Investment Grade Index Series 16	1.00%	Morgan Stanley & Co., Inc.	6/20/16	$872	(7,383)
Dow Jones CDX North America
Investment Grade Index Series 17	1.00%	Citibank NA	12/20/16	$1,295	(6,841)
Dow Jones CDX North America
Investment Grade Index Series 17	1.00%	Deutsche Bank AG	12/20/16	$1,780	(9,998)
Dow Jones CDX North America
Investment Grade Index Series 17	1.00%	Morgan Stanley & Co., Inc.	12/20/16	$2,270	(4,992)
MCDX North America Series 16	1.00%	Morgan Stanley & Co., Inc.	6/20/21	$1,120	49,553
Total					$30,306

•	Credit default swaps on traded indexes—sold protection outstanding as of December 31, 2011 were as follows:
Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[3]	Notional Amount (000)[4]	(Depreciation)
Dow Jones CDX North America
High Yield Index Series 17	5.00%	Credit Suisse Securities (USA) LLC	12/20/16	B+	$613	$3,137
MCDX North America Series 14	0.00%	Goldman Sachs International	6/20/20	AA	$560	(25,795)
Markit CMBX North America
AAA Index Series 3	0.08%	Morgan Stanley & Co., Inc.	12/13/49	A+	$310	6,785
Markit CMBX North America
AAA Index Series 4	0.35%	Morgan Stanley & Co., Inc.	2/17/51	A-	$310	5,946
Total						$(9,927)

[3]	Using S&P’s rating of the underlying securities.
[4]	The maximum potential amount the Portfolio may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Financial Statements.

32	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011

BlackRock Balanced Capital Portfolio
Schedule of Investments (continued)

•	Interest rate swaps outstanding as of December 31, 2011 were as follows:
Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.92%[1]	3-month LIBOR	Deutsche Bank AG	2/28/13	USD	4,600	$(11,955)
1.24%[2]	6-month EURIBOR	Citibank NA	12/13/13	EUR	23,610	24,444
1.32%[1]	3-month LIBOR	Citibank NA	12/17/13	USD	1,400	(16,215)
1.41%[1]	3-month LIBOR	Deutsche Bank AG	12/20/13	USD	2,300	(30,750)
0.73%[2]	3-month LIBOR	Bank of America NA	12/22/13	USD	5,700	661
0.73%[2]	3-month LIBOR	Citibank NA	12/22/13	USD	1,000	141
0.74%[2]	3-month LIBOR	Deutsche Bank AG	12/22/13	USD	2,700	445
0.74%[2]	3-month LIBOR	Deutsche Bank AG	12/22/13	USD	5,300	1,394
1.26%[1]	3-month LIBOR	Deutsche Bank AG	12/24/13	USD	2,200	(22,765)
0.80%[2]	3-month LIBOR	Citibank NA	8/09/14	USD	1,200	878
1.25%[1]	3-month LIBOR	Deutsche Bank AG	10/05/16	USD	500	(1,612)
2.57%[2]	3-month LIBOR	Deutsche Bank AG	10/27/20	USD	300	16,487
3.27%[1]	3-month LIBOR	Deutsche Bank AG	5/16/21	USD	550	(62,435)
2.69%[1]	3-month LIBOR	Citibank NA	8/09/21	USD	300	(18,634)
2.35%[2]	3-month LIBOR	Deutsche Bank AG	8/12/21	USD	900	28,844
2.38%[2]	3-month LIBOR	Deutsche Bank AG	10/19/21	USD	600	19,960
2.26%[1]	3-month LIBOR	Citibank NA	12/05/21	USD	600	(12,646)
2.24%[1]	3-month LIBOR	Credit Suisse Securities (USA) LLC	12/05/21	USD	1,900	(37,920)
2.20%[1]	3-month LIBOR	Deutsche Bank AG	12/12/21	USD	600	(9,593)
2.20%[2]	3-month LIBOR	JPMorgan Chase Bank NA	12/12/21	USD	600	(244)
2.03%[2]	3-month LIBOR	Deutsche Bank AG	12/21/21	USD	900	153
2.19%[1]	3-month LIBOR	Deutsche Bank AG	12/29/21	USD	1,100	(15,461)
3.00%[1]	3-month LIBOR	UBS AG	1/03/22	USD	1,400	(110,512)
2.58%[1]	6-month EURIBOR	Deutsche Bank AG	11/11/41	EUR	200	(1,298)
2.68%[1]	6-month EURIBOR	Deutsche Bank AG	11/18/41	EUR	430	(14,579)
Total						$(273,212)

[1]	Portfolio pays a fixed rate and receives floating rate.
[2]	Portfolio pays a floating rate and receives fixed rate.
•	Total return swaps outstanding as of December 31, 2011 were as follows:
Reference Entity	Fund Pays/Receives the Total Return of the Reference Entity	Fixed Rate/ Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
Consumer Price Index for All Urban Consumers
	Pays	2.18%[3]	Bank of America NA	10/06/21	$1,095	$(10,616)
Gross return on the Markit
IOS 5.00%, 30-year, fixed rate
Fannie Mae residential
mortgage-backed securities pool	Receives	1-month LIBOR	Bank of America NA	1/12/39	$432	(5,864)
Gross return on the Markit
IOS 5.00%, 30-year, fixed rate
Fannie Mae residential
mortgage-backed securities pool	Pays	1-month LIBOR	JPMorgan Chase Bank NA	1/12/39	$118	127
Gross return on the Markit
IOS 5.00%, 30-year, fixed rate
Fannie Mae residential
mortgage-backed securities pool	Pays	1-month LIBOR	JPMorgan Chase Bank NA	1/12/39	$314	(1,479)
Gross return on the Markit
IOS 5.50%, 30-year, fixed rate
Fannie Mae residential
mortgage-backed securities pool	Pays	1-month LIBOR	JPMorgan Chase Bank NA	1/12/39	$398	5,551
Gross return on the Markit
IOS 6.00%, 30-year, fixed rate
Fannie Mae residential
mortgage-backed securities pool	Pays	1-month LIBOR	Royal Bank of Scotland Plc	1/12/39	$370	6,810
Total						$(5,471)

[3] Net	payment made at termination.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011	33

BlackRock Balanced Capital Portfolio
Schedule of Investments (concluded)

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1—unadjusted price quotations in active markets/exchanges for identical assets and liabilities
•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Portfolio’s perceived risk of investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of December 31, 2011 in determining the fair valuation of the Portfolio’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long Term Investments:
Common Stocks	$288,372,026	—	—	$288,372,026
Asset-Backed Securities	—	$9,704,449	$2,306,281	12,010,730
Corporate Bonds	—	70,640,813	—	70,640,813
Foreign Agency Obligations	—	6,077,733	—	6,077,733
Non-Agency Mortgage-Backed Securities	—	23,997,583	917,922	24,915,505
Taxable Municipal Bonds	—	524,475	—	524,475
US Government Sponsored Agency Securities	—	116,924,512	—	116,924,512
US Treasury Obligations	—	55,261,191	—	55,261,191
Preferred Securities	255,724	2,015,014	—	2,270,738
Short-Term Securities	953,832	—	—	953,832
Liabilities:
Investments:
Long Term Investments:
TBA Sale Commitments	—	(40,903,000)	—	(40,903,000)
Total	$289,581,582	$244,242,770	$3,224,203	$537,048,555

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivatives Financial Instruments[1]
Assets:
Credit contracts	—	$654,929	—	$654,929
Foreign currency exchange contracts	—	273,938	—	273,938
Interest rate contracts	$343,168	299,665	—	642,833
Liabilities:
Credit contracts	—	(79,732)	$(26,650)	(106,382)
Foreign currency exchange contracts	—	(65,182)	—	(65,182)
Interest rate contracts	(389,641)	(740,261)	—	(1,129,902)
Other contracts	—	(10,616)	—	(10,616)
Total	$(46,473)	$332,741	$(26,650)	$259,618

[1]	Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contacts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.

34	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011

BlackRock Capital Appreciation Portfolio
Schedule of Investments December 31, 2011	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense—6.9%
The Boeing Co.	76,810	$5,634,013
Precision Castparts Corp.	10,940	1,802,803
United Technologies Corp.	23,380	1,708,844
		9,145,660
Auto Components—1.3%
BorgWarner, Inc. (a)	8,740	557,088
Johnson Controls, Inc.	38,160	1,192,881
		1,749,969
Automobiles—0.7%
Tesla Motors, Inc. (a)(b)	32,290	922,202
Beverages—4.3%
The Coca-Cola Co.	54,780	3,832,957
PepsiCo, Inc.	27,050	1,794,767
		5,627,724
Biotechnology—1.4%
Biogen Idec, Inc. (a)	17,260	1,899,463
Capital Markets—1.6%
Jefferies Group, Inc.	77,550	1,066,313
Morgan Stanley	65,970	998,126
		2,064,439
Chemicals—2.2%
Celanese Corp., Series A	31,310	1,386,094
Monsanto Co.	17,160	1,202,401
Potash Corp. of Saskatchewan, Inc.	6,500	268,320
		2,856,815
Commercial Banks—1.2%
Wells Fargo & Co.	56,610	1,560,172
Communications Equipment—4.6%
Cisco Systems, Inc.	64,600	1,167,968
QUALCOMM, Inc.	89,890	4,916,983
		6,084,951
Computers & Peripherals—8.2%
Apple, Inc. (a)	24,330	9,853,650
SanDisk Corp. (a)	20,440	1,005,852
		10,859,502
Diversified Consumer Services—1.9%
Apollo Group, Inc., Class A (a)	45,190	2,434,385
Diversified Telecommunication Services—1.9%
Verizon Communications, Inc.	61,090	2,450,931
Energy Equipment & Services—3.7%
Halliburton Co.	29,910	1,032,194
National Oilwell Varco, Inc.	20,830	1,416,232
Schlumberger Ltd.	35,520	2,426,371
		4,874,797
Food & Staples Retailing—2.8%
Wal-Mart Stores, Inc.	39,560	2,364,105
Whole Foods Market, Inc.	19,220	1,337,328
		3,701,433
Food Products—0.2%
Green Mountain Coffee Roasters, Inc. (a)(b)	6,010	269,549
Health Care Equipment & Supplies—0.5%
Stryker Corp.	13,700	681,027
Health Care Providers & Services—2.2%
AmerisourceBergen Corp.	51,620	1,919,748
Cardinal Health, Inc.	25,550	1,037,585
		2,957,333

Common Stocks	Shares	Value
Health Care Technology—1.6%
Cerner Corp. (a)	35,270	$2,160,288
Hotels, Restaurants & Leisure—3.3%
Chipotle Mexican Grill, Inc. (a)	2,410	813,954
Las Vegas Sands Corp. (a)	40,940	1,749,366
Starbucks Corp.	39,400	1,812,794
		4,376,114
Household Durables—1.2%
Stanley Black & Decker, Inc.	22,960	1,552,096
Household Products—3.5%
The Procter & Gamble Co.	69,020	4,604,324
Internet & Catalog Retail—2.3%
Amazon.com, Inc. (a)	17,710	3,065,601
Internet Software & Services—5.2%
Google, Inc., Class A (a)	6,740	4,353,366
Rackspace Hosting, Inc. (a)(b)	24,850	1,068,798
eBay, Inc. (a)	49,030	1,487,080
		6,909,244
IT Services—3.6%
Accenture Plc	21,350	1,136,460
International Business Machines Corp.	6,150	1,130,862
VeriFone Systems, Inc. (a)(b)	32,000	1,136,640
Visa, Inc., Class A	13,430	1,363,548
		4,767,510
Machinery—4.4%
Danaher Corp.	74,040	3,482,841
Eaton Corp.	39,400	1,715,082
Terex Corp. (a)(b)	48,680	657,667
		5,855,590
Media—1.1%
Comcast Corp., Class A	62,550	1,483,061
Metals & Mining—0.6%
Freeport-McMoRan Copper & Gold, Inc., Class B	22,860	841,019
Oil, Gas & Consumable Fuels—6.8%
Alpha Natural Resources, Inc. (a)	37,560	767,351
Anadarko Petroleum Corp.	33,060	2,523,470
Exxon Mobil Corp.	40,820	3,459,903
Range Resources Corp.	35,510	2,199,489
		8,950,213
Pharmaceuticals—4.3%
Allergan, Inc.	17,580	1,542,469
Johnson & Johnson	26,870	1,762,135
Pfizer, Inc.	77,800	1,683,592
Valeant Pharmaceuticals International, Inc. (a)	15,760	735,834
		5,724,030
Professional Services—0.6%
Manpower, Inc.	21,510	768,983
Semiconductors & Semiconductor Equipment—3.9%
Avago Technologies Ltd.	20,790	599,999
Broadcom Corp., Class A (a)	35,320	1,036,995
Marvell Technology Group Ltd. (a)	87,750	1,215,338
NXP Semiconductors NV (a)	43,370	666,597
Texas Instruments, Inc.	22,050	641,876
Xilinx, Inc.	32,500	1,041,950
		5,202,755
Software—6.3%
Check Point Software Technologies Ltd. (a)	35,850	1,883,559
Microsoft Corp.	50,200	1,303,192

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011	35

BlackRock Capital Appreciation Portfolio
Schedule of Investments (concluded)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Software (concluded)
Oracle Corp.	33,920	$870,048
Red Hat, Inc. (a)	40,650	1,678,438
Salesforce.com, Inc. (a)	16,960	1,720,762
VMware, Inc. (a)	9,830	817,758
		8,273,757
Specialty Retail—2.7%
Home Depot, Inc.	53,650	2,255,446
Tiffany & Co.	20,200	1,338,452
		3,593,898
Textiles, Apparel & Luxury Goods—1.1%
Coach, Inc.	20,270	1,237,281
Michael Kors Holdings Ltd. (a)	7,600	207,100
		1,444,381
Wireless Telecommunication Services—1.0%
American Tower Corp., Class A (a)	17,230	1,033,972
NII Holdings, Inc. (a)	14,960	318,648
		1,352,620
Total Long-Term Investments
(Cost—$116,494,258)—99.1%		131,065,836

Short-Term Securities
BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.10%, (c)(d)	1,156,840	1,156,840

	Beneficial Interest (000)

BlackRock Liquidity Series LLC,
Money Market Series, 0.22%, (c)(d)(e)	$3,662	3,662,039
Total Short-Term Securities
(Cost—$4,818,879)—3.6%		4,818,879
Total Investments
(Cost—$121,313,137)—102.7%		135,884,715
Liabilities in Excess of Other Assets—(2.7)%		(3,574,421)
Net Assets—100.0%		$132,310,294

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.
(c)	Investments in companies considered to be an affiliate of the Portfolio during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliate	Shares/ Beneficial Interest Held at December 31, 2010	Net Activity	Shares/ Beneficial Interest Held at December 31, 2011	Income
BlackRock Liquidity
Funds, TempFund,
Institutional Class	1,127,148	29,692	1,156,840	$1,232
BlackRock Liquidity
Series, LLC Money
Market Series	$1,292,500	$2,369,539	$3,662,039	$21,776

(d)	Represents the current yield as of report date.
(e)	Security was purchased with the cash collateral from loaned securities.
•	For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes and/or as defined by Portfolio management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.
•	Fair Value Measurements—Various inputs are used in determining the fair value of investments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1—unadjusted price quotations in active markets/exchanges for identical assets and liabilities
•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to Portfolio’s perceived risk of investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2011 in determining the fair valuation of Portfolio’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$131,065,836	—	—	$131,065,836
Short-Term Securities	1,156,840	$3,662,039	—	4,818,879
Total	$132,222,676	$3,662,039	—	$135,884,715

[1]	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

36	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011

BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments December 31, 2011	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Argentina—0.1%
Banco Macro SA—ADR	1,091	$21,275
Cresud SA Sponsored—ADR	2,940	33,487
IRSA Inversiones y
Representaciones SA—ADR	3,436	35,631
Pampa Energia SA—ADR	3,600	38,700
Telecom Argentina SA—ADR	1,091	19,507
Tenaris SA—ADR	4,444	165,228
		313,828
Australia—1.1%
Asciano Ltd.	27,207	125,026
BHP Billiton Ltd.	23,870	842,578
CSL Ltd.	8,971	292,480
Newcrest Mining Ltd.	24,593	749,474
Orica Ltd.	6,726	166,428
Rio Tinto Ltd.	9,787	603,360
Telstra Corp. Ltd.	45,144	153,536
		2,932,882
Austria—0.0%
Telekom Austria AG	5,158	61,707
Belgium—0.1%
RHJ International (a)	24,918	112,991
RHJ International—ADR	5,827	26,551
		139,542
Brazil—1.8%
All America Latina Logistica SA	13,130	65,465
Cia Brasileira de Distribuicao Grupo
Pao de Acucar, Preference Shares	12,558	451,085
Cia Energetica de Minas Gerais—ADR	7,551	134,332
Cosan Ltd.	31,553	345,821
Cyrela Brazil Realty SA	24,877	197,922
Hypermarcas SA	71,283	324,839
Itau Unibanco Holding SA,
Preference Shares	11,172	203,585
MRV Engenharia e Participacoes SA	29,185	167,420
OGX Petroleo e Gas Participacoes SA (a)	12,100	88,354
Petroleo Brasileiro SA—ADR	66,283	1,556,988
Qualicorp SA (a)	19,337	173,647
SLC Agricola SA	20,065	166,738
Telefonica Brasil—ADR	25,486	696,532
Usinas Siderurgicas de Minas Gerais SA,
Preference ‘A’ Shares	5,870	31,942
Vale SA, Preference ‘A’ Shares	18,777	380,724
		4,985,394
Canada—2.6%
Agnico-Eagle Mines Ltd.	8,135	295,463
Alamos Gold, Inc.	15,617	269,034
Bank of Nova Scotia	2,351	117,302
Barrick Gold Corp.	17,397	787,214
BCE, Inc.	658	27,419
Brookfield Asset Management, Inc., Class A	7,684	211,156
Canadian Natural Resources Ltd.	9,972	372,654
Canadian Pacific Railway Ltd.	3,739	253,018
Canadian Pacific Railway Ltd.	595	40,305
Detour Gold Corp. (a)	5,715	141,087
Eldorado Gold Corp.	35,724	491,632
Goldcorp, Inc.	28,938	1,280,507
IAMGOLD Corp.	18,482	292,940
IAMGOLD Corp., International African
Mining Gold Corp.	11,683	185,552
Katanga Mining Ltd. (a)	35,641	40,932
Kinross Gold Corp.	11,251	128,261

Common Stocks	Shares	Value
Canada (concluded)
Kinross Gold Corp.	28,247	$322,466
Osisko Mining Corp. (a)	13,319	128,647
Potash Corp. of Saskatchewan, Inc.	5,627	232,283
Rogers Communications, Inc., Class B	5,333	205,374
Rogers Communications, Inc., Class B	837	32,248
Silver Wheaton Corp.	12,688	367,444
Sino-Forest Corp. (a)	13,958	137
Suncor Energy, Inc.	14,939	430,830
Talisman Energy, Inc.	12,600	160,538
Teck Resources Ltd., Class B	1,095	38,533
TELUS Corp.	2,136	120,853
The Toronto-Dominion Bank	500	37,443
Valeant Pharmaceuticals International,
Inc. (a)(b)	3,100	144,739
		7,156,011
Chile—0.1%
Sociedad Quimica y Minera de
Chile SA—ADR	2,480	133,548
China—1.2%
Beijing Enterprises Holdings Ltd.	110,920	664,084
Chaoda Modern Agriculture
Holdings Ltd. (c)	715,816	20,043
China BlueChemical Ltd.	171,000	129,177
China Life Insurance Co. Ltd.—ADR	1,913	70,724
China Mobile Ltd.	20,000	194,312
China Shenhua Energy Co. Ltd.,
Class H	36,479	157,745
China Telecom Corp. Ltd.	183,400	104,315
China Unicom Ltd. (b)	75,500	159,166
CSR Corp. Ltd.	56,200	31,973
Dongfang Electric Corp. Ltd.	39,000	115,220
Dongfeng Motor Group Co. Ltd.,
Class H	49,800	85,033
Guangshen Railway Co. Ltd.	228,000	80,590
Guangzhou Automobile Group Co. Ltd.	123,633	102,854
Haitian International Holdings Ltd.	54,800	46,887
Huaneng Power International, Inc.	212,300	112,471
Jiangsu Expressway Co. Ltd.	97,200	89,203
Mindray Medical International Ltd.—ADR	1,462	37,486
Ping An Insurance Group Co. of China Ltd.	10,994	72,129
Shanghai Electric Group Co. Ltd.	259,000	119,437
Shanghai Pharmaceuticals Holding
Co. Ltd. (a)	69,300	112,055
Sinopharm Group Co.	83,500	200,108
Tianjin Development Holdings Ltd. (a)	473,979	244,063
Tianjin Port Development Holdings Ltd.	718,200	93,925
Zhongsheng Group Holdings Ltd.	87,196	144,768
		3,187,768
Egypt—0.1%
Telecom Egypt	64,820	142,298
France—1.4%
Atos Origin SA	1,470	64,223
AXA SA	22,124	285,980
BNP Paribas SA	12,564	489,235
Essilor International SA	6,220	438,458
France Telecom SA	13,326	208,574
LVMH Moet Hennessy Louis Vuitton SA	2,331	328,355
Sanofi-Aventis	5,069	370,532
Sanofi-Aventis—ADR	863	31,534
Societe Generale SA	7,200	158,944
Technip SA	1,204	112,875

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011	37

BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
France (concluded)
Total SA	11,959	$610,242
Total SA—ADR	12,409	634,224
Vivendi SA	6,293	137,373
		3,870,549
Germany—2.2%
Allianz AG, Registered Shares	3,025	288,900
BASF SE	16,010	1,114,591
Bayer AG, Registered Shares	7,848	501,200
Bayerische Motoren Werke AG	2,822	188,645
Beiersdorf AG (b)	779	44,145
Daimler AG	7,772	340,480
Deutsche Bank AG	1,400	53,004
Deutsche Bank AG, Registered Shares	3,747	142,015
Deutsche Telekom AG—ADR	1,578	18,068
Deutsche Telekom AG, Registered Shares	36,937	423,700
Fresenius Medical Care AG	7,369	500,533
Infineon Technologies AG	23,511	176,580
Kabel Deutschland Holding AG (a)	4,049	205,266
Lanxess AG	5,000	258,233
Muenchener Rueckversicherungs AG,
Registered Shares	1,046	128,180
Siemens AG	9,883	945,564
SMA Solar Technology AG (c)	796	44,369
Volkswagen AG, Preference Shares	3,918	585,785
		5,959,258
Hong Kong—0.7%
AIA Group Ltd.	34,700	108,018
Cheung Kong Holdings Ltd.	14,000	166,073
Cheung Kong Infrastructure Holdings Ltd.	27,000	157,865
China Resources Gas Group Ltd.	84,000	119,790
China Resources Power Holdings Co. Ltd.	104,000	200,241
Hutchison Whampoa Ltd.	25,270	210,874
The Link Real Estate Investment Trust	143,964	529,455
Mongolian Mining Corp. (a)	78,107	58,559
Wharf Holdings Ltd.	36,925	166,446
Yuanda China Holdings Ltd. (a)	729,226	96,398
		1,813,719
India—0.4%
Adani Enterprises Ltd.	20,425	112,804
Adani Power Ltd. (a)	90,751	106,592
Bharat Heavy Electricals Ltd.	51,929	233,293
Housing Development Finance Corp.	31,925	391,529
Larsen & Toubro Ltd.	4,070	76,129
Reliance Industries Ltd.	15,861	206,620
		1,126,967
Indonesia—0.1%
Bumi Resources Tbk PT	798,834	190,863
Telekomunikasi Indonesia Tbk PT	93,100	72,206
		263,069
Ireland—0.1%
Covidien Plc	4,095	184,316
Israel—0.2%
Check Point Software Technologies Ltd. (a)	758	39,825
Teva Pharmaceutical Industries—ADR	15,639	631,190
		671,015
Italy—0.5%
Assicurazioni Generali SpA	4,997	75,012
Eni SpA	27,095	558,635
Fiat Industrial SpA (a)	42,231	359,784
Intesa Sanpaolo SpA	99,833	166,273
Telecom Italia SpA	71,451	76,371
		1,236,075

Common Stocks	Shares	Value
Japan—6.8%
Aisin Seiki Co. Ltd.	4,520	$128,097
Asahi Kasei Corp.	29,900	180,192
Astellas Pharma, Inc.	3,890	157,962
Bridgestone Corp.	11,800	267,249
Canon, Inc.	11,431	503,047
Daihatsu Motor Co. Ltd.	11,900	211,615
Daiwa House Industry Co. Ltd.	11,370	135,925
Denso Corp.	6,130	168,396
East Japan Railway Co.	11,527	734,712
Fanuc Ltd.	1,500	228,798
Fuji Heavy Industries Ltd.	71,260	427,405
Futaba Industrial Co. Ltd.	10,970	61,573
Hitachi Chemical Co. Ltd.	9,500	166,295
Hitachi Ltd.	28,200	146,696
Honda Motor Co. Ltd.	16,540	503,823
Hoya Corp.	16,001	344,007
Inpex Corp.	92	579,253
JGC Corp.	16,580	398,064
JSR Corp.	6,500	119,796
Kao Corp.	2,100	57,301
KDDI Corp.	67	430,294
Kinden Corp.	11,740	98,969
Kirin Holdings Co. Ltd.	22,790	276,915
Komatsu Ltd.	7,700	179,548
Kubota Corp.	54,880	459,266
Kuraray Co. Ltd.	15,820	224,512
Kyowa Hakko Kirin Co. Ltd.	20,870	254,755
Marubeni Corp.	40,000	243,471
Mitsubishi Corp.	38,690	779,788
Mitsubishi Tanabe Pharma Corp.	8,000	126,385
Mitsubishi UFJ Financial Group, Inc.	59,120	250,283
Mitsui & Co. Ltd.	46,020	713,275
Mitsui Fudosan Co. Ltd.	7,000	102,072
MS&AD Insurance Group Holdings, Inc.	18,215	336,223
Murata Manufacturing Co. Ltd.	5,140	263,228
NGK Insulators Ltd.	200	2,368
Nintendo Co. Ltd.	2,100	288,313
Nippon Building Fund, Inc.	4	32,736
Nippon Electric Glass Co.	18,440	181,528
Nippon Telegraph & Telephone Corp.	9,810	499,426
NKSJ Holdings, Inc.	12,787	250,139
NTT DoCoMo, Inc.	612	1,123,644
NTT Urban Development Corp.	53	36,043
Okumura Corp.	38,270	156,827
Rinnai Corp.	2,650	189,753
Rohm Co. Ltd.	3,260	151,593
Shin-Etsu Chemical Co. Ltd.	12,820	629,715
Sony Financial Holdings, Inc.	7,700	113,561
Sumitomo Chemical Co. Ltd.	112,930	410,027
Sumitomo Electric Industries Ltd.	8,500	92,027
Sumitomo Mitsui Financial Group, Inc.	6,700	185,810
Suzuki Motor Corp.	32,261	664,256
TDK Corp.	4,260	187,880
Terumo Corp.	3,200	150,430
Toda Corp.	38,000	138,369
Toho Co. Ltd.	6,500	115,752
Tokio Marine Holdings, Inc.	29,602	655,501
Tokyo Gas Co. Ltd.	100,581	463,534
Toyota Industries Corp.	16,514	446,799
Toyota Motor Corp.	8,000	264,537
Ube Industries Ltd.	91,600	250,370
West Japan Railway Co.	5,500	238,983
Yahoo! Japan Corp.	479	154,101
Yamada Denki Co. Ltd.	2,500	170,298
		18,503,510

See Notes to Financial Statements.

38	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011

BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Kazakhstan—0.1%
KazMunaiGas Exploration Production—GDR	20,124	$300,854
Luxembourg—0.0%
Millicom International Cellular SA	412	41,159
Malaysia—0.5%
Axiata Group Bhd	335,551	544,117
British American Tobacco Malaysia Bhd	6,700	105,475
IOI Corp. Bhd	31,461	53,340
Telekom Malaysia Bhd	255,414	399,823
YTL Power International Bhd	232,803	130,698
		1,233,453
Mexico—0.2%
America Movil, SA de CV—ADR	16,153	365,058
Fomento Economico Mexicano,
SA de CV—ADR	1,633	113,836
		478,894
Netherlands—0.4%
ASML Holding NV	1,000	41,790
ASML Holding NV	3,644	152,215
CNH Global NV (a)	1,126	40,525
ING Groep NV CVA (a)	39,529	282,695
Koninklijke Philips Electronics NV	17,447	366,068
LyondellBasell Industries NV, Class A	900	29,241
Unilever NV (b)	6,291	216,307
Unilever NV—ADR	2,228	76,576
		1,205,417
Norway—0.2%
DnB NOR ASA	24,320	237,042
Statoil ASA	13,029	333,676
Telenor ASA	3,464	56,684
		627,402
Philippines—0.0%
Philippine Long Distance Telephone Co.—ADR	2,078	119,734
Poland—0.0%
Powszechny Zaklad Ubezpieczen SA	430	38,368
Portugal—0.0%
Zon Multimedia Servicos de
Telecomunicacoes e Multimedia SGPS SA	23,673	71,020
Russia—0.8%
Federal Hydrogenerating Co.	1,051,194	25,966
Federal Hydrogenerating Co.—ADR	116,707	355,956
Kuzbassrazrezugol (a)	284,562	56,628
LSR Group—GDR (c)(d)	27,343	87,224
LSR Group—GDR	14,240	48,017
Magnitogorsk Iron & Steel Works—GDR	21,036	102,382
Novorossiysk Commercial Sea Port—GDR	20,548	153,905
OAO Rosneft Oil Co.—GDR	38,639	255,018
Polyus Gold Co. ZAO—ADR (a)	124,734	367,965
Sberbank	226,533	509,699
Uralkali—GDR	500	18,000
VimpelCom Ltd.—ADR	16,000	151,520
		2,132,280
Singapore—0.8%
CapitaLand Ltd.	109,700	186,693
DBS Group Holdings Ltd.	11,510	102,166
Fraser and Neave Ltd.	54,700	261,124
Global Logistic Properties Ltd. (a)	71,900	97,199
Keppel Corp. Ltd.	46,450	332,481
M1 Ltd.	62,900	121,285
Noble Group Ltd.	46,787	40,651
Oversea-Chinese Banking Corp.	50,400	303,955

Common Stocks	Shares	Value
Singapore (concluded)
Raffles Medical Group Ltd.	49,300	$80,601
Sembcorp Marine Ltd.	28,000	82,289
Singapore Press Holdings Ltd.	20,370	57,901
Singapore Telecommunications Ltd.	145,300	346,068
United Overseas Bank Ltd.	6,680	78,614
		2,091,027
South Africa—0.3%
AngloGold Ashanti Ltd.—ADR	1,308	55,525
Harmony Gold Mining Co. Ltd.—ADR	6,630	77,173
Life Healthcare Group Holdings Ltd.	49,899	127,494
Randgold Resources Ltd.—ADR	4,661	475,888
		736,080
South Korea—0.8%
Cheil Industries, Inc. (a)	1,630	143,142
Hyundai Motor Co. (a)(c)	1,479	273,952
KT Corp. (a)	970	30,079
KT Corp.—ADR	12,260	191,746
KT&G Corp. (a)	3,994	282,215
LG Corp. (a)	2,380	127,086
Mando Corp. (a)	304	54,463
POSCO	400	131,944
POSCO—ADR	1,752	143,839
Samsung Electronics Co. Ltd.	888	816,816
Samsung Fine Chemicals Co. Ltd. (a)	2,110	111,922
		2,307,204
Spain—0.2%
Repsol YPF SA	7,504	229,587
Telefonica SA	20,269	349,197
Telefonica SA—ADR	3,861	66,371
		645,155
Sweden—0.1%
Nordea Bank AB	10,600	81,701
SKF AB, Class B	4,000	84,322
Swedbank AB, Class A	4,900	63,232
		229,255
Switzerland—1.0%
Compagnie Financiere Richemont SA	2,640	132,799
Garmin Ltd.	1,091	43,433
Nestle SA, Registered Shares	14,489	832,009
Novartis AG, Registered Shares	9,314	531,765
Roche Holding AG	2,080	351,766
Swisscom AG	635	240,175
TE Connectivity Ltd.	1,258	38,759
Transocean Ltd.	3,401	130,564
UBS AG (a)	22,456	266,388
Zurich Financial Services AG (a)	850	191,511
		2,759,169
Taiwan—0.6%
Cheng Shin Rubber Industry Co. Ltd.	50,500	109,147
Chunghwa Telecom Co. Ltd.	57,732	190,721
Chunghwa Telecom Co. Ltd.—ADR	11,246	374,267
Far EasTone Telecommunications Co. Ltd.	95,000	178,457
HON HAI Precision Industry Co. Ltd.	38,812	106,141
HTC Corp.	16,277	266,792
Taiwan Semiconductor Manufacturing Co. Ltd.	97,192	242,844
Yulon Motor Co. Ltd.	80,000	137,181
		1,605,550
Thailand—0.3%
Hana Microelectronics PCL	17,777	10,649
PTT Chemical PCL (a)	148,752	287,603
PTT Public Company THB10	19,279	194,318
Siam Commercial Bank PCL	66,546	242,561
		735,131

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011	39

BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Turkey—0.2%
BIM Birlesik Magazalar AS	5,212	$144,331
Tupras Turkiye Petrol Rafinerileri AS	6,490	136,695
Turk Telekomunikasyon AS	35,085	129,850
Turkcell Iletisim Hizmet AS (a)	15,982	75,320
Turkiye Garanti Bankasi AS	46,796	145,483
		631,679
United Kingdom—3.1%
Amlin Plc	8,967	43,672
Anglo American Plc	7,993	295,263
Antofagasta Plc	19,772	373,939
AstraZeneca Plc—ADR	896	41,476
BG Group Plc	47,599	1,016,888
BHP Billiton Plc	8,703	254,438
BP Plc	51,683	368,153
BP Plc—ADR	11,587	495,228
British American Tobacco Plc	4,088	193,936
British Sky Broadcasting Group Plc	4,890	55,635
BT Group Plc	125,552	372,159
Diageo Plc—ADR	8,190	715,970
GlaxoSmithKline Plc—ADR	929	42,390
Glencore International Plc	20,015	122,210
Guinness Peat Group Plc	199,046	90,573
HSBC Holdings Plc	51,304	391,657
International Power Plc	101,578	531,148
Lloyds Banking Group Plc (a)	242,204	97,289
National Grid Plc	56,795	548,968
Petropavlovsk Plc	3,425	32,776
Rio Tinto Plc	7,043	344,026
Royal Dutch Shell Plc—ADR	6,965	509,072
Scottish & Southern Energy Plc	23,784	476,091
Unilever Plc	3,961	132,828
Unilever Plc—ADR	2,499	83,766
Vallares Plc (a)	17,667	212,636
Vodafone Group Plc	138,546	386,281
Vodafone Group Plc—ADR	10,784	302,275
		8,530,743
United States—33.9%
3M Co.	4,499	367,703
Abbott Laboratories	9,657	543,013
Accenture Plc, Class A	681	36,250
ACE Ltd. (b)	11,682	819,142
Activision Blizzard, Inc. (b)	50,361	620,448
Adobe Systems, Inc. (a)	1,673	47,296
The AES Corp. (a)(b)	30,513	361,274
Aetna, Inc.	15,762	664,999
Agilent Technologies, Inc. (a)	8,915	311,401
Albemarle Corp.	650	33,482
Alcoa, Inc.	43,183	373,533
Alliance Data Systems Corp. (a)	400	41,536
Alliance Resource Partners LP	2,102	158,869
The Allstate Corp.	2,940	80,585
Altera Corp.	929	34,466
Altria Group, Inc.	11,098	329,056
Amdocs Ltd. (a)	1,150	32,810
Ameren Corp.	1,300	43,069
American Eagle Outfitters, Inc. (b)	22,800	348,612
American Electric Power Co., Inc.	5,163	213,284
American Express Co.	2,900	136,793
American Tower Corp., Class A	6,578	394,746
American Water Works Co., Inc.	5,618	178,989
Ameriprise Financial, Inc.	550	27,302
AmerisourceBergen Corp.	6,541	243,260
Amgen, Inc.	666	42,764

Common Stocks	Shares	Value
United States (continued)
Anadarko Petroleum Corp.	6,059	$462,483
Analog Devices, Inc.	875	31,308
Apache Corp.	4,217	381,976
Apple, Inc. (a)(b)	7,631	3,090,555
Arch Capital Group Ltd. (a)	4,089	152,233
Arrow Electronics, Inc. (a)	820	30,676
AT&T, Inc.	58,684	1,774,604
Autoliv, Inc.	433	23,161
Axis Capital Holdings Ltd.	932	29,787
Baker Hughes, Inc.	2,778	135,122
Bank of America Corp.	90,668	504,114
The Bank of New York Mellon Corp.	27,750	552,502
Baxter International, Inc.	614	30,381
Becton Dickinson & Co.	436	32,578
Biogen Idec, Inc. (a)	509	56,015
BMC Software, Inc. (a)	820	26,880
Boeing Co.	8,918	654,135
BorgWarner, Inc. (a)	2,182	139,081
Bristol-Myers Squibb Co.	31,357	1,105,021
CA, Inc.	21,948	443,679
Calpine Corp. (a)(b)	17,051	278,443
Capital One Financial Corp.	658	27,827
Cardinal Health, Inc.	819	33,260
Celgene Corp. (a)	2,580	174,408
CenturyLink, Inc.	10,316	383,755
Chevron Corp.	20,973	2,231,527
Chubb Corp.	4,755	329,141
Cigna Corp.	4,971	208,782
Cisco Systems, Inc. (b)	65,544	1,185,036
Citigroup, Inc.	36,569	962,130
CMS Energy Corp.	8,741	193,001
CNA Financial Corp.	766	20,491
Coach, Inc.	604	36,868
The Coca-Cola Co.	3,344	233,980
Coca-Cola Enterprises, Inc.	1,308	33,720
Cognizant Technology Solutions Corp. (a)	1,287	82,767
Colgate-Palmolive Co. (b)	6,062	560,068
Comcast Corp., Class A	33,827	802,038
ConAgra Foods, Inc.	4,896	129,254
ConocoPhillips	598	43,576
Consol Energy, Inc.	31,747	1,165,115
Consolidated Edison, Inc.	3,275	203,148
Constellation Brands, Inc., Class A (a)	3,997	82,618
Constellation Energy Group, Inc.	712	28,245
Corning, Inc. (b)	72,727	943,996
Coventry Health Care, Inc. (a)	983	29,854
Crown Castle International Corp. (a)	1,304	58,419
Crown Holdings, Inc. (a)	3,675	123,407
CVS Caremark Corp.	12,053	491,521
DaVita, Inc. (a)	3,394	257,299
Dell, Inc. (a)(b)	23,485	343,586
Devon Energy Corp.	6,717	416,454
Diamond Offshore Drilling, Inc.	659	36,416
Discover Financial Services	11,841	284,184
DISH Network Corp., Class A	3,660	104,237
Dominion Resources, Inc.	3,692	195,971
The Dow Chemical Co.	12,768	367,208
Dr. Pepper Snapple Group, Inc.	3,403	134,350
E.I. du Pont de Nemours & Co.	8,808	403,230
Eastman Chemical Co.	866	33,826
eBay, Inc. (a)	6,468	196,174
Edison International	820	33,948
El Paso Corp. (b)	3,100	82,367

See Notes to Financial Statements.

40	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011

BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
United States (continued)
Electronic Arts, Inc. (a)	12,041	$248,045
Eli Lilly & Co.	4,361	181,243
EMC Corp. (a)(b)	17,940	386,428
Endurance Specialty Holdings Ltd.	4,709	180,119
Entergy Corp.	3,005	219,515
EOG Resources, Inc. (b)	2,824	278,192
Exelon Corp.	8,045	348,912
Expedia, Inc.	425	12,334
Exxon Mobil Corp.	44,040	3,732,830
Fidelity National Financial, Inc., Class A	19,438	309,647
Fidelity National Information Services, Inc.	643	17,097
First Solar, Inc. (a)(c)	3,000	101,280
Fluor Corp.	550	27,638
FMC Corp.	9,296	799,828
Ford Motor Co.	33,696	362,569
Freeport-McMoRan Copper & Gold,
Inc., Class B	10,567	388,760
Freescale Semiconductor Holdings I Ltd. (a)	22,023	278,591
General Dynamics Corp.	4,623	307,013
General Electric Co.	93,610	1,676,555
General Mills, Inc. (b)	10,660	430,771
General Motors Co. (a)	15,745	319,151
Gilead Sciences, Inc. (a)	7,907	323,634
The Goldman Sachs Group, Inc.	5,507	497,998
Google, Inc., Class A (a)(b)	2,436	1,573,412
H.J. Heinz Co.	2,379	128,561
Halliburton Co.	12,085	417,053
Harris Corp.	550	19,822
HCA Holdings, Inc. (a)	11,967	263,633
HealthSouth Corp. (a)	8,754	154,683
Helmerich & Payne, Inc.	805	46,980
Herbalife Ltd.	800	41,336
Hess Corp.	4,805	272,924
Hewlett-Packard Co.	21,685	558,606
Hologic, Inc. (a)	16,431	287,707
Humana, Inc.	4,585	401,692
Intel Corp.	32,910	798,067
International Business Machines Corp. (b)	10,248	1,884,402
International Game Technology	10,469	180,067
International Paper Co.	4,721	139,742
Intuit, Inc.	712	37,444
ITC Holdings Corp.	1,983	150,470
Johnson & Johnson	26,456	1,734,984
Johnson Controls, Inc.	5,610	175,369
JPMorgan Chase & Co.	36,731	1,221,306
KBR, Inc.	9,461	263,678
KLA-Tencor Corp.	712	34,354
Kraft Foods, Inc.	61	2,279
The Kroger Co.	1,578	38,219
L-3 Communications Holdings, Inc.	633	42,208
Lear Corp.	1,000	39,800
Liberty Global, Inc. (a)	675	27,695
Life Technologies Corp. (a)	6,113	237,857
Limited Brands, Inc.	1,011	40,794
Lincoln National Corp.	1,199	23,285
Lorillard, Inc.	1,659	189,126
Macy’s, Inc.	983	31,633
Marathon Oil Corp.	13,255	387,974
Marathon Petroleum Corp.	17,423	580,012
Marvell Technology Group Ltd. (a)	9,266	128,334
MasterCard, Inc., Class A (b)	758	282,598
Mattel, Inc.	8,691	241,262
McDermott International, Inc. (a)	14,755	169,830

Common Stocks	Shares	Value
United States (continued)
McDonald’s Corp.	4,181	$419,480
The McGraw-Hill Cos., Inc.	629	28,286
McKesson Corp.	4,814	375,059
Mead Johnson Nutrition Co.	7,985	548,809
Medco Health Solutions, Inc. (a)	6,053	338,363
Medtronic, Inc.	14,366	549,499
Merck & Co., Inc.	29,840	1,124,968
MetLife, Inc.	5,650	176,167
MetroPCS Communications, Inc. (a)	12,014	104,282
Mettler-Toledo International, Inc. (a)	987	145,790
Microsoft Corp.	92,595	2,403,766
Morgan Stanley	21,820	330,137
Motorola Mobility Holdings, Inc. (a)	5,758	223,410
Motorola Solutions, Inc.	3,803	176,041
Murphy Oil Corp.	787	43,867
Mylan, Inc. (a)	14,640	314,174
National Oilwell Varco, Inc.	11,800	802,282
NetApp, Inc. (a)(b)	7,800	282,906
Newmont Mining Corp.	19,315	1,159,093
NextEra Energy, Inc.	10,358	630,595
Northern Trust Corp.	3,903	154,793
NRG Energy, Inc. (a)(b)	8,111	146,971
Occidental Petroleum Corp.	13,506	1,265,512
Oracle Corp. (b)	70,180	1,800,117
PACCAR, Inc.	3,226	120,878
Pall Corp.	2,290	130,873
Parker Hannifin Corp.	533	40,641
PerkinElmer, Inc.	6,658	133,160
Perrigo Co.	2,628	255,704
Pfizer, Inc.	70,284	1,520,946
PG&E Corp. (b)	6,228	256,718
Philip Morris International, Inc.	7,849	615,990
Platinum Underwriters Holdings Ltd.	2,214	75,520
Polycom, Inc. (a)(b)	13,045	212,633
PPG Industries, Inc.	388	32,394
PPL Corp.	11,188	329,151
Praxair, Inc.	1,575	168,367
Precision Castparts Corp.	2,190	360,890
Principal Financial Group, Inc.	2,674	65,780
The Procter & Gamble Co.	10,702	713,930
The Progressive Corp.	6,317	123,245
Prudential Financial, Inc.	3,000	150,360
Pulte Group, Inc. (a)	29,280	184,757
QEP Resources, Inc.	14,416	422,389
QUALCOMM, Inc. (b)	23,504	1,285,669
Quicksilver Resources, Inc. (a)	30,916	207,446
Ralph Lauren Corp.	200	27,616
Reinsurance Group of America, Inc.	550	28,738
RenaissanceRe Holdings Ltd.	2,230	165,845
Ross Stores, Inc.	558	26,522
Ryder System, Inc.	804	42,725
SanDisk Corp. (a)(b)	5,954	292,996
Sara Lee Corp. (b)	29,202	552,502
Schlumberger Ltd.	13,248	904,971
Seagate Technology Plc (b)	12,400	203,360
Simon Property Group, Inc.	1,578	203,467
SM Energy Co.	5,064	370,178
The Southern Co. (b)	13,168	609,547
Spirit AeroSystems Holdings, Inc., Class A (a)	13,613	282,878
The St. Joe Co. (a)	49,213	721,463
State Street Corp.	12,450	501,859
Symantec Corp. (a)(b)	17,393	272,200
Teradata Corp. (a)	988	47,928

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011	41

BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks		Shares	Value
United States (concluded)
Texas Instruments, Inc.		8,829	$257,012
Thermo Fisher Scientific, Inc. (a)		5,607	252,147
Time Warner Cable, Inc.		2,764	175,707
Torchmark Corp.		793	34,408
The Travelers Cos., Inc.		10,349	612,350
U.S. Bancorp		25,357	685,907
Union Pacific Corp.		9,830	1,041,390
United Technologies Corp. (b)		6,590	481,663
UnitedHealth Group, Inc.		7,892	399,967
Unum Group		732	15,423
Urban Outfitters, Inc. (a)		928	25,576
Valero Energy Corp.		11,947	251,484
Validus Holdings Ltd.		3,327	104,801
Vanguard Health Systems, Inc. (a)		7,154	73,114
Verizon Communications, Inc.		22,917	919,430
Vertex Pharmaceuticals, Inc. (a)(b)		8,812	292,647
Viacom, Inc., Class B		4,747	215,561
Visa, Inc., Class A		5,524	560,852
Wal-Mart Stores, Inc.		16,431	981,917
Walgreen Co.		866	28,630
Walt Disney Co.		8,598	322,425
Waters Corp. (a)		3,611	267,395
Weatherford International Ltd. (a)		12,414	181,741
WellPoint, Inc.		9,254	613,077
Wells Fargo & Co.		32,041	883,050
Western Digital Corp. (a)		5,524	170,968
The Western Union Co.		1,587	28,979
Whiting Petroleum Corp. (a)(b)		12,388	578,396
Wyndham Worldwide Corp.		766	28,978
Xerox Corp.		31,038	247,062
XL Group Plc		33,455	661,405
			92,384,031
Total Common Stocks—63.0%			171,585,061

Fixed Income Securities
Corporate Bonds		Par (000)
Argentina—0.0%
Empresa Distribuidora Y Comercializadora
Norte, 9.75%, 10/25/22 (d)	USD	25	20,500
Australia—0.1%
TFS Corp. Ltd., 11.00%, 7/15/18 (d)		336	335,672
Brazil—0.2%
Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%,
6/30/21 (d)		158	162,513
OGX Petroleo e Gas Participacoes SA,
8.50%, 6/01/18 (d)		282	276,360
			438,873
Canada—0.1%
PetroBakken Energy Ltd., 3.13%,
2/08/16 (e)		200	185,000
Viterra, Inc., 5.95%, 8/01/20 (d)		92	94,020
			279,020
Chile—0.1%
Inversiones Alsacia SA, 8.00%, 8/18/18 (d)		164	123,049
China—0.2%
Celestial Nutrifoods Ltd., 0.00%,
6/12/11 (a)(f)(g)	SGD	400	46,259

Corporate Bonds		Par (000)	Value
China (concluded)
China Milk Products Group Ltd.,
0.00%, 1/05/12 (a)(f)(g)	USD	300	$39,000
China Petroleum & Chemical Corp.,
Series SINO, 3.03%, 4/24/14 (e)(g)	HKD	2,490	367,091
			452,350
Hong Kong—0.0%
FU JI Food and Catering Services
Holdings Ltd., 0.00%, 10/18/10 (a)(f)(g)	CNY	1,900	18,112
India—0.4%
REI Agro Ltd.:
5.50%, 11/13/14 (d)(e)	USD	220	176,550
5.50%, 11/13/14		152	121,980
Suzlon Energy Ltd. (e)(g):
113.73%, 6/12/12		115	136,850
41.24%, 10/11/12		217	235,988
12.73%, 7/25/14		179	141,410
Tata Steel Ltd., 1.00%, 9/05/12 (e)		100	120,250
			933,028
Ireland—0.1%
Bank of Ireland Mortgage Bank:
4.63%, 9/16/15	EUR	69	74,568
3.25%, 6/22/16		100	100,196
Ono Finance II Plc, 10.88%, 7/15/19 (d)	USD	150	133,500
			308,264
Luxembourg—0.2%
Intelsat Jackson Holdings SA, 7.50%,
4/01/21 (d)		226	228,543
Subsea 7 SA, Series ACY, 2.25%,
10/11/13 (e)		100	106,650
TNK-BP Finance SA (d):
7.50%, 7/18/16		100	105,500
6.63%, 3/20/17		202	205,030
			645,723
Malaysia—0.3%
Johor Corp., Series P3, 1.00%, 7/31/12	MYR	1,741	735,943
Paka Capital Ltd., 4.67%, 3/12/13 (e)(g)	USD	100	98,955
			834,898
Mexico—0.1%
BBVA Bancomer SA, 6.50%, 3/10/21 (d)		165	159,019
Petroleos Mexicanos, 6.00%, 3/05/20		160	177,648
			336,667
Netherlands—0.3%
Bio City Development Co. BV, 8.00%,
7/06/18		800	800,000
Singapore—1.0%
CapitaLand Ltd.:
2.10%, 11/15/16 (e)	SGD	250	187,846
3.13%, 3/05/18		750	585,993
2.95%, 6/20/22		750	530,170
Keppel Land Ltd., 2.50%, 6/23/13 (e)		200	153,232
Olam International Ltd., 6.00%,
10/15/16 (e)	USD	400	419,000
Wilmar International Ltd., 4.08%,
12/18/12 (e)(g)		200	238,000
Yanlord Land Group Ltd., 9.50%,
5/04/17 (d)		130	100,425
Ying Li International Real Estate Ltd.,
4.00%, 3/03/15	SGD	750	491,500
			2,706,166

See Notes to Financial Statements.

42	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011

BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
South Korea—0.5%
Hyundai Capital Services, Inc., 4.38%,
7/27/16 (d)	USD	200	$203,972
Hyundai Motor Manufacturing Czech sro,
4.50%, 4/15/15 (d)		100	102,389
Korea Electric Power Corp.:
5.13%, 4/23/34		66	69,066
7.95%, 4/01/96 (h)		61	44,426
Zeus Cayman, 2.38%, 8/19/13 (e)(g)	JPY	42,000	539,542
Zeus Cayman II, 1.34%, 8/18/16 (e)(g)		28,000	344,398
			1,303,793
Switzerland—0.1%
Credit Suisse/Nassau, 10.25%, 7/17/22	IDR	1,418,390	208,411
United Arab Emirates—0.4%
Dana Gas Sukuk Ltd., 7.50%, 10/31/12	USD	1,220	981,033
Pyrus Ltd., 7.50%, 12/20/15 (d)		200	187,500
			1,168,533
United Kingdom—0.3%
Anglo American Plc, Series AAL, 4.00%,
5/07/14 (e)		100	141,550
Essar Energy Plc, 4.25%, 2/01/16		200	120,000
Lloyds TSB Bank Plc, 13.00% (a)(f)(i)	GBP	355	584,394
Petropavlovsk 2010 Ltd., 4.00%,
2/18/15 (e)	USD	100	84,750
			930,694
United States—1.8%
3D Systems Corp., 5.50%, 12/15/16 (d)		145	135,082
Advanced Micro Devices, Inc., 6.00%,
5/01/15 (e)		164	160,105
Ally Financial, Inc., 4.50%, 2/11/14		127	122,555
Amylin Pharmaceuticals, Inc., 3.00%,
6/15/14 (e)		182	161,980
Building Materials Corp. of America, 6.88%,
8/15/18 (d)		38	39,900
Calpine Corp. (d):
7.88%, 7/31/20		61	65,728
7.50%, 2/15/21		25	26,750
Capsugel Finance Co. SCA, 9.88%,
8/01/19 (d)	EUR	100	130,719
CF Industries, Inc., 7.13%, 5/01/20	USD	87	102,878
Consol Energy, Inc., 8.00%, 4/01/17		295	323,025
Crown Cork & Seal Co., Inc., 7.50%,
12/15/96		82	67,240
DaVita, Inc.:
6.38%, 11/01/18		218	223,177
6.63%, 11/01/20		50	51,375
DJO Finance LLC, 9.75%, 10/15/17		12	9,330
EH Holding Corp. (d):
6.50%, 6/15/19		202	210,585
7.63%, 6/15/21		58	60,900
Electronic Arts, Inc., 0.75%, 7/15/16 (d)(e)		227	220,474
Ford Motor Credit Co. LLC, 7.00%, 4/15/15		100	107,500
Gilead Sciences, Inc., Series B, 0.63%,
5/01/13 (e)		290	335,312
The Hertz Corp., 7.50%, 10/15/18		16	16,720
Hologic, Inc., 2.00%, 12/15/37 (e)(j)		480	525,000
HSBC Finance Corp., 6.68%, 1/15/21		45	46,548
Linn Energy LLC, 7.75%, 2/01/21		146	151,840
Morgan Stanley, 3.80%, 4/29/16		178	163,994
Mylan, Inc., 3.75%, 9/15/15 (e)		265	462,756
NRG Energy, Inc., 8.25%, 9/01/20		41	41,205

		Par
Corporate Bonds		(000)	Value
United States (concluded)
Phibro Animal Health Corp., 9.25%,
7/01/18 (d)	USD	18	$15,615
Reliance Holdings USA, Inc., 4.50%,
10/19/20 (d)		250	227,151
SM Energy Co., 3.50%, 4/01/27 (e)		148	202,020
SunGard Data Systems, Inc., 7.38%,
11/15/18		174	178,132
Take-Two Interactive Software, Inc. (e):
4.38%, 6/01/14		5	7,188
1.75%, 12/01/16 (d)		126	122,377
Texas Industries, Inc., 9.25%, 8/15/20		237	212,115
Valeant Pharmaceuticals International,
6.75%, 10/01/17 (d)		58	57,928
			4,985,204
Total Corporate Bonds—6.2%			16,828,957

Floating Rate Loan Interests (k)
Mexico—0.1%
Financiera URBI, SA, Term Loan, 3.53%,
4/12/12		230,000	227,700
United States—0.2%
Obsidian Natural Gas Trust, Term Loan,
7.00%, 11/02/15		342,103	340,392
Vodafone Americas Finance 2, Inc., Term
Loan, 6.25%, 7/11/16		242,964	241,142
			581,534
Total Floating Rate Loan Interests—0.3%			809,234

Foreign Agency Obligations
Australia Government Bond:
4.75%, 11/15/12	AUD	941	972,811
5.50%, 12/15/13		794	847,787
5.75%, 5/15/21		1,250	1,486,921
Series 123, 5.75%, 4/15/12		941	967,287
Brazil Notas do Tesouro Nacional:
Series B, 6.00%, 5/15/15	BRL	360	419,331
Series F, 10.00%, 1/01/17		3,757	1,826,916
Series F, 10.00%, 1/01/21		3,843	1,807,429
Bundesrepublik Deutschland:
4.25%, 7/04/17	EUR	2,109	3,207,027
3.50%, 7/04/19		1,695	2,508,793
Canadian Government Bond:
4.00%, 6/01/16	CAD	344	377,514
3.50%, 6/01/20		386	427,644
Hong Kong Government Bond:
4.13%, 2/22/13	HKD	1,750	235,320
2.03%, 3/18/13		5,650	742,685
1.67%, 3/24/14		1,250	165,500
3.51%, 12/08/14		2,900	405,798
1.69%, 12/22/14		1,450	192,762
Malaysia Government Bond, Series 0108,
3.46%, 7/31/13	MYR	1,095	348,240
Poland Government Bond, 3.00%,
8/24/16	PLN	625	236,741
United Kingdom Gilt:
4.00%, 9/07/16	GBP	259	460,277
4.75%, 3/07/20		1,863	3,576,786
4.25%, 12/07/40		518	989,518
Total Foreign Agency Obligations—8.1%			22,203,087

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011	43

BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities—0.1%
Banc of America Large Loan, Inc.,
Series 2010-HLTN, Class HLTN, 2.03%,
11/15/15 (d)(k)	USD	272	$246,207
Total Non-Agency Mortgage-Backed Securities—0.1%			246,207

US Treasury Obligations
US Treasury Notes:
0.63%, 7/31/12		1,030	1,033,586
2.25%, 1/31/15		2,081	2,198,324
2.38%, 2/28/15 (l)		2,111	2,239,486
2.50%, 3/31/15		2,574	2,744,528
2.25%, 3/31/16		2,863	3,053,260
1.38%, 9/30/18		1,526	1,534,629
1.75%, 10/31/18		184	189,479
3.50%, 5/15/20 (l)		4,797	5,517,850
2.63%, 8/15/20		3,571	3,851,057
Total US Treasury Obligations—8.2%			22,362,199
Total Fixed Income Securities—22.9%			62,449,684

Investment Companies		Shares
United States—2.2%
ETFS Gold Trust (a)		7,617	1,180,102
ETFS Palladium Trust (a)		2,578	166,461
ETFS Platinum Trust (a)		2,291	315,746
iShares Gold Trust (a)(m)		66,631	1,014,790
iShares Silver Trust (a)(m)		2,485	66,946
SPDR Gold Shares (a)		20,881	3,173,703
			5,917,748
Vietnam—0.0%
Vietnam Enterprise Investments Ltd.,
R Shares (a)		17,258	34,516
Vinaland Ltd. (a)		85,819	57,284
			91,800
Total Investment Companies—2.2%			6,009,548

Preferred Securities		Par (000)
Capital Trusts
Switzerland—0.1%
Credit Suisse Group Guernsey I Ltd., 7.88%,
2/24/41 (k)	USD	174	156,078
United States—0.0%
BAC Capital Trust XI, 6.63%, 5/23/36		39	34,205
Deutsche Bank Capital Funding Trust,
5.63% (d)(i)(k)		39	27,885
JPMorgan Chase Capital XXV, Series Y,
6.80%, 10/01/37		25	25,094
			87,184
Total Capital Trusts—0.1%			243,262

Preferred Stocks		Shares	Value
Switzerland—0.0%
UBS AG, 9.38%		8,677	$118,658
United Kingdom—0.1%
HSBC Holdings Plc, 8.00%		6,606	172,152
United States—0.7%
Bunge, Ltd., 4.88% (e)		230	21,620
Chesapeake Energy Corp., 5.75% (d)(e)		602	589,960
Crown Castle International Corp., 6.25%		1,310	80,729
General Motors Co., 4.75% (e)		8,083	276,843
Health Care Reit, Inc., 6.50% (e)		3,386	173,262
PPL Corp. (e):
8.75%,		4	222,538
9.50%,		4	203,629
SandRidge Energy, Inc., 6.50%		1,624	193,459
Wells Fargo & Co., Series L, 7.50% (e)		125	131,750
			1,893,790
Total Preferred Stocks—0.8%			2,184,600

Trust Preferreds
United States—0.2%
Citigroup Capital XIII, 7.88%, 10/30/40 (i)		7,251	186,582
GMAC Capital Trust I, Series 2, 8.13%,
2/15/40 (i)		15,282	291,587
Omnicare Capital, 4.00%, 6/15/33 (i)		2,166	97,971
Wachovia Capital Trust IV, 6.38%, 3/01/67		750	18,848
Total Trust Preferreds—0.2%			594,988
Total Preferred Securities—1.1%			3,022,850

Warrants (n)
Australia—0.0%
TFS Corp., Ltd. (Expires 7/15/18)		124,320	—
Canada—0.0%
Kinross Gold Corp. (Expires 9/13/13)		3,427	3,229
United States—0.0%
Ford Motor Co. (Expires 1/01/13)		15,447	37,073
Total Warrants—0.0%			40,302
Total Long-Term Investments
(Cost—$263,340,567)—89.2%			243,107,445

Short-Term Securities
Foreign Agency Obligations		Par (000)
Bank Negara Malaysia Monetary
Notes (o):
Series 5711, 2.81%, 3/01/12	MYR	957	300,491
Series 5611, 2.82%, 4/03/12		1,829	572,771
Japan Treasury Discount Bill (o):
Series 220, 0.10%, 3/09/12	JPY	70,000	909,286
Series 235, 0.10%, 5/14/12		50,000	649,373
Malaysia Government Bond, Series 0109,
2.51%, 8/27/12	MYR	2,844	894,734
Mexico Cetes, 4.40%, 2/09/12 (o)	MXN	7,122	507,978
Singapore Treasury Bill, Series 91, 0.31%,
2/02/12 (o)	SGD	676	521,027
Total Foreign Agency Obligations—1.6%			4,355,660

See Notes to Financial Statements.

44	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011

BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Money Market Funds		Shares	Value

BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.10%, (m)(p)		140,603	$140,603

		Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money
Market Series, 0.22% (m)(p)(q)	USD	155	155,028
Total Money Market Funds—0.1%			295,631

Time Deposits		Par (000)
Australia—0.0%
JPMorgan Chase, New York, 2.98%	AUD	68	69,150
Canada—0.1%
Brown Brothers Harriman & Co., 0.17%	CAD	92	89,865
South Africa—0.0%
Brown Brothers Harriman & Co., 4.49%	ZAR	40	4,984
Total Time Deposits—0.1%			163,999

US Treasury Obligations
US Treasury Bills (o):
0.01%, 2/09/12	USD	3,025	3,024,955
0.01%, 2/16/12		425	424,994
0.02%, 2/23/12		705	704,984
0.01%, 3/01/12		3,550	3,549,896
0.04%, 3/08/12		1,900	1,899,932
0.03%, 3/15/12		1,900	1,899,924
0.02%, 3/22/12		2,275	2,274,913
0.02%, 3/29/12		420	419,980
0.03%, 4/12/12		4,400	4,399,784
0.02%, 5/17/12		1,700	1,699,777
0.03%, 5/24/12		1,800	1,799,734
0.04%, 5/31/12		900	899,851
0.05%, 6/28/12		750	749,779
Total US Treasury Obligations—8.7%			23,748,503
Total Short-Term Securities
(Cost—$28,721,468)—10.5%			28,563,793

Options Purchased		Contracts
Exchange-Traded Call Options—0.1%
Quicksilver Resources, Inc., Strike Price
USD 9, Expires 3/17/12		70	1,400
S&P 500 Index:
Strike Price USD 1,265, Expires 2/18/12		41	141,245
Strike Price USD 1,350, Expires 2/18/12		17	8,500
SPDR Financial Select Sector, Strike Price
USD 14, Expires 1/21/12		14	91
			151,236
Exchange-Traded Put Options—0.0%
ConocoPhillips, Strike Price USD 70,
Expires 5/19/12		74	28,675
S&P 500 Index:
Strike Price USD 1,015, Expires 1/21/12		7	105
Strike Price USD 1,165, Expires 1/21/12		7	3,010
SPDR Gold Trust, Strike Price USD 125,
Expires 1/21/12		37	148
			31,938

Options Purchased	Contracts	Value
Over-the-Counter Call Options—0.0%
Deutsche Borse AG German Stock Index,
Strike Price USD 3,319.87, Expires
9/21/12, Broker Goldman Sachs
International	112	$28,422
MSCI Europe Excluding United Kingdom Index:
Strike Price USD 99.43, Expires
7/12/12, Broker Credit Suisse
International	10,020	9,763
Strike Price USD 104.71, Expires
6/15/12, Broker Goldman Sachs
Bank USA	7,234	2,460
Strike Price USD 102.90, Expires
6/15/12, Broker Deutsche Bank AG	3,381	1,312
Strike Price USD 86.70, Expires
9/21/12, Broker JPMorgan Chase
Bank NA	4,701	29,238
S&P 500 Index:
Strike Price USD 1,373.88, Expires
2/10/12, Broker JPMorgan Chase
Bank NA	949	1,443
Strike Price USD 1,355, Expires 2/24/12,
Broker Bank of America NA	259	1,455
Strike Price USD 1,282, Expires 2/24/12,
Broker Bank of America NA	156	6,171
Taiwan Taiex Index:
Strike Price USD 8,807.55, Expires
9/18/13, Broker Credit Suisse
International	494	3,053
Strike Price USD 8,807.55, Expires
6/19/13, Broker Credit Suisse
International	988	7,232
Strike Price USD 8,646.24, Expires
9/18/13, Broker Credit Suisse
International	828	3,933
Strike Price USD 8,646.11, Expires
12/18/13, Broker JPMorgan Chase
Bank NA	1,653	10,607
Strike Price USD 9,041.74, Expires
9/19/12, Broker JPMorgan Chase
Bank NA	985	1,445
Strike Price USD 9,047.46, Expires
9/19/12, Broker Citibank NA	1,482	2,171
Strike Price USD 8,818.93, Expires
3/20/13, Broker Citibank NA	1,003	4,956
Tokyo Stock Price Index:
Strike Price JPY 825, Expires 6/08/12,
Broker Morgan Stanley International	89,908	5,362
Strike Price JPY 825.55, Expires
6/08/12, Broker Deutsche Bank AG	92,263	5,109
		124,132
Over-the-Counter Put Options—0.1%
Russell 2000 Index:
Strike Price USD 711.04, Expires
6/12/12, Broker Credit Suisse
International	620	41,633
Strike Price USD 716.06, Expires
9/13/12, Broker Bank of America NA	734	53,955
Strike Price USD 701.68, Expires
5/18/12, Broker Morgan Stanley
International	374	17,075
Strike Price USD 641.52, Expires
3/16/12, Broker Goldman Sachs
International	828	12,478

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011	45

BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Options Purchased	Contracts	Value
Over-the-Counter Put Options (concluded)
Russell 2000 Index (concluded):
Strike Price USD 703.15, Expires
4/20/12, Broker Goldman Sachs
International	450	$17,725
S&P/ASX 200 Index, Strike Price
AUD 3,969.10, Expires 2/16/12,
Broker JPMorgan Chase Bank NA	218	20,613
		163,479
Total Options Purchased
(Cost—$1,024,791)—0.2%		470,785
Total Investments Before Structured Options
and Options Written
(Cost—$293,086,826)—99.9%		272,142,023

Over-the-Counter Structured Options	Units
S&P 500 Index, Initial Reference
Strike Price 1,300.35, One written
put strike 1,131.30, One call
strike 1,379.67, Expires 3/16/12,
Broker JPMorgan Chase Bank NA	874	(12,525)
Taiwan Taiex Index:
Initial Reference Strike Price 8,775.89,
One written put strike 7,345.42,
1.45 calls strike 8,775.89,
Expires 12/19/12, Broker Citibank NA	1,073	(35,825)
Initial Reference Strike Price
TWD 8,571.82, One written put
strike USD 243.41, One call strike
USD 290.81, Expires 12/19/12,
Broker Citibank NA	1,080	(30,966)
Total Over-the-Counter Structured Options
(Cost $0)—0.0%		(79,316)

Options Written	Contracts
Exchange-Traded Call Options—(0.2)%
ACE Ltd., Strike Price USD 75,
Expires 1/21/12	20	(100)
Activision Blizzard, Inc., Strike Price
USD 12.50, Expires 1/19/13	65	(9,068)
AES Corp.:
Strike Price USD 11, Expires 1/21/12	21	(1,890)
Strike Price USD 12, Expires 2/18/12	23	(920)
American Eagle Outfitters, Strike Price
USD 17, Expires 1/19/13	133	(18,620)
Apple, Inc., Strike Price USD 450,
Expires 1/19/13	16	(63,360)
Calpine Corp., Strike Price USD 15,
Expires 1/21/12	19	(2,660)
Cisco Systems, Inc., Strike Price USD 20,
Expires 1/19/13	55	(8,580)
Colgate Palmolive Co., Strike Price USD 92.50,
Expires 1/21/12	20	(2,510)
Corning, Inc.:
Strike Price USD 15, Expires 1/19/13	59	(7,523)
Strike Price USD 17.50, Expires 1/19/13	297	(18,711)
Dell, Inc., Strike Price USD 15,
Expires 1/19/13	32	(6,464)
El Paso Corp., Strike Price USD 19,
Expires 1/21/12	31	(23,560)

Options Written	Contracts	Value
Exchange-Traded Call Options (concluded)
EMC Corp., Strike Price USD 25,
Expires 1/19/13	41	$(5,966)
EOG Resources, Inc., Strike Price USD 100,
Expires 1/21/12	21	(5,450)
General Mills, Inc., Strike Price USD 42,
Expires 4/21/12	48	(2,856)
Google, Inc., Class A, Strike Price USD 590,
Expires 1/19/13	5	(56,125)
International Business Machines Corp.,
Strike Price USD 200, Expires 1/19/13	14	(14,210)
MasterCard, Inc., Class A, Strike Price
USD 435, Expires 7/21/12	4	(5,110)
NetApp, Inc., Strike Price USD 42,
Expires 1/19/13	78	(27,885)
NRG Energy, Inc.:
Strike Price USD 24, Expires 1/21/12	15	(37)
Strike Price USD 24, Expires 3/17/12	11	(55)
Oracle Corp., Strike Price USD 30,
Expires 1/19/13	113	(21,527)
Polycom, Inc., Strike Price USD 32.50,
Expires 1/21/12	35	(87)
QUALCOMM, Inc., Strike Price USD 65,
Expires 4/21/12	25	(1,187)
SanDisk Corp.:
Strike Price USD 50, Expires 1/19/13	40	(33,300)
Strike Price USD 50, Expires 1/21/12	5	(692)
Sara Lee Corp., Strike Price USD 19,
Expires 1/21/12	292	(8,760)
Seagate Technology:
Strike Price USD 17.50, Expires 1/19/13	40	(9,780)
Strike Price USD 17.50, Expires 1/21/12	48	(1,776)
Southern Co., Strike Price USD 42,
Expires 1/21/12	8	(3,500)
Symantec Corp., Strike Price USD 17.50,
Expires 1/21/12	67	(301)
United Technologies Corp., Strike Price
USD 80, Expires 1/21/12	22	(99)
Valeant Pharmaceuticals International, Inc.,
Strike Price USD 50, Expires 1/19/13	16	(12,080)
Vertex Pharmaceuticals, Inc.:
Strike Price USD 40, Expires 1/19/13	42	(19,110)
Strike Price USD 35, Expires 7/21/12	46	(20,010)
Whiting Petroleum Corp., Strike Price
USD 55, Expires 1/21/12	29	(290)
		(414,159)
Exchange-Traded Put Options—0.0%
CME Group, Inc., Strike Price USD 250,
Expires 1/21/12	2	(1,990)
ConocoPhillips, Strike Price USD 55,
Expires 5/19/12	74	(5,994)
Quicksilver Resources, Inc., Strike
Price USD 6, Expires 3/17/12	70	(3,150)
S&P 500 Index, Strike Price USD 1,090,
Expires 1/21/12	14	(1,400)
SPDR Financial Select Sector, Strike
Price USD 12, Expires 1/21/12	14	(147)
SPDR Gold Trust, Strike Price USD 105,
Expires 1/21/12	35	(53)
Time Warner Cable, Strike Price USD 60,
Expires 1/21/12	13	(650)
		(13,384)

See Notes to Financial Statements.

46	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011

BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Options Written	Contracts	Value
Over-the-Counter Call Options—0.0%
American Eagle Outfitters, Strike Price
USD 16, Expires 1/18/13, Broker
Morgan Stanley & Co.	4,884	$(8,220)
Beiersdorf AG, Strike Price EUR 48, Expires
3/16/12, Broker Deutsche Bank AG	579	(155)
China Unicom (Hong Kong) Ltd.:
Strike Price HKD 18.76, Expires
1/31/12, Broker Citibank NA	20,809	(74)
Strike Price HKD 18.75, Expires
2/28/12, Broker Citibank NA	27,858	(438)
MSCI Europe Excluding United Kingdom
Index, Strike Price USD 113.85,
Expires 7/12/12, Broker Credit
Suisse International	10,020	(514)
PG&E Corp., Strike Price USD 43, Expires
1/20/12, Broker Deutsche Bank AG	595	(168)
Russell 2000 Index:
Strike Price USD 804.63,
Expires 6/12/12, Broker Credit
Suisse International	620	(11,682)
Strike Price USD 833.69,
Expires 9/13/12, Broker Bank
of America NA	734	(26,207)
Strike Price USD 771.17,
Expires 4/20/12, Broker Goldman
Sachs International	450	(15,543)
Strike Price USD 786.96,
Expires 5/18/12, Broker Morgan
Stanley International	374	(12,601)
Strike Price USD 748.89,
Expires 3/16/12, Broker Goldman
Sachs International	828	(30,620)
Unilever NV CVA, Strike Price EUR 26,
Expires 6/15/12, Broker Morgan
Stanley International	6,287	(12,504)
		(118,726)
Over-the-Counter Put Options—(0.3)%
American Eagle Outfitters:
Strike Price USD 12, Expires 3/16/12,
Broker Bank of America NA	19,393	(1,301)
Strike Price USD 11.75, Expires
3/16/12, Broker Bank of America NA	7,733	(376)
Beiersdorf AG, Strike Price EUR 38,
Expires 1/20/12, Broker JPMorgan
Chase Bank NA	1,512	(1)
Deutsche Borse AG German Stock
Index, Strike Price USD 3,003.69,
Expires 9/21/12, Broker Goldman
Sachs International	80	(18,169)
MSCI Europe Excluding United Kingdom Index:
Strike Price USD 99.84, Expires 6/15/12,
Broker Goldman Sachs Bank USA	7,234	(118,493)
Strike Price USD 98.12, Expires 6/15/12,
Broker Deutsche Bank AG	3,381	(48,352)
Strike Price USD 92.97, Expires 7/12/12,
Broker Credit Suisse International	10,020	(113,719)
Strike Price USD 78.44, Expires 9/21/12,
Broker JPMorgan Chase Bank NA	3,220	(17,966)
Russell 2000 Index:
Strike Price USD 540.23, Expires 3/16/12,
Broker Goldman Sachs International	828	(3,444)

Options Written		Contracts	Value
Over-the-Counter Put Options (concluded)
Russell 2000 Index (concluded):
Strike Price USD 616.72, Expires 6/12/12,
Broker Credit Suisse International		620	$(7,384)
Strike Price USD 621.07, Expires
9/13/12, Broker Bank of America NA		734	(30,684)
Strike Price USD 609.88, Expires
4/20/12, Broker Goldman Sachs
International		450	(7,470)
Strike Price USD 611.72, Expires
5/18/12, Broker Morgan Stanley
International		374	(8,193)
S&P 500 Index, Strike Price USD 950,
Expires 2/24/12, Broker Bank of
America NA		156	(425)
S&P/ASX 200 Index:
Strike Price AUD 3,342.40, Expires
2/16/12, JPMorgan Chase Bank NA		109	(1,421)
Strike Price AUD 3,551.30, Expires
2/16/12, JPMorgan Chase Bank NA		109	(2,687)
Taiwan Taiex Index:
Strike Price USD 7,608.62,
Expires 9/19/12, Broker JPMorgan
Chase Bank NA		985	(39,289)
Strike Price USD 7,758.20,
Expires 9/19/12, Broker Citibank NA		1,482	(65,506)
Strike Price USD 7,557.82,
Expires 3/20/13, Broker Citibank NA		1,003	(45,318)
Strike Price USD 6,957.96,
Expires 9/18/13, Broker Credit
Suisse International		494	(21,884)
Strike Price USD 7,574.49,
Expires 6/19/13, Broker Credit
Suisse International		988	(49,222)
Strike Price USD 7,176.38,
Expires 9/18/13, Broker Credit
Suisse International		502	(24,758)
Strike Price USD 7,180.59,
Expires 12/18/13, Broker JPMorgan
Chase Bank NA		1,002	(51,631)
Tokyo Stock Price Index:
Strike Price JPY 675.45, Expires
6/08/12, Broker Deutsche Bank AG		50,694	(14,621)
Strike Price JPY 675, Expires 6/08/12,
Broker Morgan Stanley International		49,400	(14,414)
			(706,728)

		Notional Amount (000)
Over-the-Counter Put Swaptions—0.0%
Receive a fixed rate of 3.15% and pay
a floating rate based on 3-month
LIBOR, expiring 4/30/13, Broker Morgan
Stanley & Co., Inc.	JPY	124,318	(4,616)
Total Options Written
(Premiums Received—$1,275,307)—(0.5)%			(1,257,613)
Total Investments, Net of Structured
Options and Options Written—99.4%			270,805,094
Other Assets Less Liabilities—0.6%			1,747,549
Net Assets—100.0%			$272,552,643

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011	47

BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments (continued)

(a)	Non-income producing security.
(b)	All or a portion of the security has been pledged as collateral in connection with outstanding options written.
(c)	Security, or a portion of security, is on loan.
(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(e)	Convertible security.
(f)	Issuer filed for bankruptcy and/or is in default of interest payments.
(g)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(h)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(i)	Security is perpetual in nature and has no stated maturity date.
(j)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.
(k)	Variable rate security. Rate shown is as of report date.
(l)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.
(m)	Investments in companies considered to be an affiliate of the Portfolio during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliate	Shares/ Beneficial Interest Held at December 31, 2010	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2011	Value at December 31, 2011	Realized Gain (Loss)	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	14,597	126,006	[1]	—	140,603	$140,603	$2	$380
BlackRock Liquidity Series, LLC Money Market Series	—	$155,028	[1]	—	$155,028	$155,028	—	$1,310
iShares Dow Jones US Telecommunications Sector Index Fund	5,555	3,700		(9,255)	—	—	—	$1,759
iShares Gold Trust	—	142,968		76,337	66,631	$1,014,790	$287,549	—
iShares MSCI Brazil (Free) Index Fund	5,780	—		(5,780)	—	—	$(16,190)	$1,147
iShares MSCI South Korea Index Fund	—	4,900		(4,900)	—	—	$32,693	—
iShares Silver Trust	28,577	—		(26,092)	2,485	$66,946	$317,075	—

[1]	Represents net shares/beneficial interest purchased.
(n)	Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.
(o)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.
(p)	Represents the current yield as of report date.
(q)	Security was purchased with the cash collateral from loaned securities.
•	Financial futures contracts purchased as of December 31, 2011 were as follows:
Contracts	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation
16	CAC 40 Index	Euronext Paris	January 2012	EUR	506,480	$17,695
3	DAX Index	Eurex	March 2012	EUR	442,500	16,055
Total						$33,750

•	Financial futures contracts sold as of December 31, 2011 were as follows:
Contracts	Issue	Exchange	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
3	MSCI Taiwan Index	Stock Exchange of Singapore	January 2012	USD	76,050	$18
2	Nikkei 225 Index	Chicago Mercantile	March 2012	JPY	8,405,000	1,532
9	S&P 500 Index	Chicago Mercantile	March 2012	USD	2,818,350	(28,024)
8	DJ Euro Stoxx 50 Index	Eurex Mercantile	March 2012	EUR	184,640	(13,494)
25	Russell 2000 E-Mini Index	Chicago 2012	March	USD	1,847,000	(29,099)
Total						$(69,067)

•	Foreign currency exchange contracts as of December 31, 2011 were as follows:
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	38,180	AUD	37,899	Deutsche Bank Securities Inc.	1/03/12	$(584)
USD	22,159	BRL	41,459	Brown Brothers Harriman	1/03/12	(68)
USD	26,241	CAD	26,860	Deutsche Bank Securities Inc.	1/03/12	(125)
USD	51,521	CHF	48,667	Brown Brothers Harriman	1/03/12	(292)
USD	127,393	EUR	98,804	Credit Suisse Securities (USA) LLC	1/03/12	(484)
USD	74,852	GBP	48,544	Brown Brothers Harriman	1/03/12	(536)
USD	14,028	INR	746,967	Brown Brothers Harriman	1/03/12	(38)
USD	64,730	KRW	74,688,654	Brown Brothers Harriman	1/03/12	(104)
USD	15,933	MYR	50,547	Brown Brothers Harriman	1/03/12	(13)
USD	7,707	NOK	46,421	Goldman Sachs & Co.	1/03/12	(55)
USD	30,725	SGD	40,050	Brown Brothers Harriman	1/03/12	(153)

See Notes to Financial Statements.

48	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011

BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments (continued)

•	Foreign currency exchange contracts as of December 31, 2011 were as follows (concluded):
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	33,561	TWD	1,015,529	Brown Brothers Harriman	1/03/12	$22
USD	89,697	CAD	91,546	Brown Brothers Harriman	1/04/12	(164)
USD	2,799	EGP	16,907	Brown Brothers Harriman	1/04/12	(5)
USD	199,817	JPY	15,543,397	Credit Suisse Securities (USA) LLC	1/04/12	(2,124)
USD	1,018	MYR	3,220	Brown Brothers Harriman	1/04/12	2
USD	8,944	THB	283,359	Brown Brothers Harriman	1/04/12	(36)
USD	6,261	JPY	483,040	Brown Brothers Harriman	1/05/12	(14)
USD	118	THB	3,757	Brown Brothers Harriman	1/05/12	(1)
USD	2,506	ZAR	20,520	Goldman Sachs & Co.	1/05/12	(36)
CHF	208,714	EUR	170,216	Credit Suisse Securities (USA) LLC	1/06/12	1,904
CHF	937,542	EUR	764,645	UBS AG	1/06/12	8,508
NOK	3,047,743	USD	527,921	Deutsche Bank Securities Inc.	1/06/12	(18,370)
NOK	3,711,708	USD	643,322	UBS AG	1/06/12	(22,762)
CAD	300,777	USD	291,847	Credit Suisse Securities (USA) LLC	1/12/12	3,335
CAD	278,092	USD	269,731	Deutsche Bank Securities Inc.	1/12/12	3,188
USD	898,740	GBP	571,100	JPMorgan Chase Bank NA	1/12/12	11,883
AUD	177,582	USD	176,942	Deutsche Bank Securities Inc.	1/13/12	4,503
CHF	144,933	EUR	117,165	UBS AG	1/13/12	2,673
USD	181,000	AUD	177,582	Deutsche Bank Securities Inc.	1/13/12	(445)
EUR	473,737	USD	619,676	UBS AG	1/19/12	(6,486)
SGD	556,635	USD	428,349	HSBC Securities	1/19/12	786
JPY	37,201,851	USD	478,505	Deutsche Bank Securities Inc.	1/27/12	4,979
JPY	80,358,837	USD	1,033,727	UBS AG	1/27/12	10,635
KRW	249,105,880	USD	214,932	Deutsche Bank Securities Inc.	1/27/12	960
USD	724,984	GBP	467,250	JPMorgan Chase Bank NA	1/27/12	(512)
TWD	9,221,560	USD	305,350	HSBC Securities	2/03/12	(609)
USD	571,408	MXN	7,122,318	Citibank NA	2/09/12	62,493
USD	308,531	MYR	957,000	HSBC Securities	3/01/12	7,652
USD	913,004	JPY	70,000,000	UBS AG	3/09/12	2,540
CNY	6,683,994	USD	1,045,143	Credit Suisse Securities (USA) LLC	3/12/12	15,652
SGD	544,095	USD	449,257	JPMorgan Chase Bank NA	3/12/12	(29,799)
USD	589,278	MYR	1,829,000	HSBC Securities	4/03/12	14,835
CNH	5,824,418	USD	911,245	UBS AG	4/11/12	845
USD	988,887	AUD	968,054	Credit Suisse Securities (USA) LLC	4/16/12	9,664
JPY	30,000,000	USD	387,097	Credit Suisse Securities (USA) LLC	5/14/12	3,727
USD	1,045,711	JPY	80,000,000	Credit Suisse Securities (USA) LLC	5/14/12	3,514
USD	22,978	AUD	22,348	Goldman Sachs & Co.	5/15/12	431
AUD	1,739,000	USD	1,697,351	JPMorgan Chase Bank NA	11/15/12	30,543
USD	974,891	AUD	963,363	Goldman Sachs & Co.	11/15/12	17,681
USD	1,699,525	AUD	1,739,000	JPMorgan Chase Bank NA	11/15/12	(28,370)
Total						$110,770

•	Interest rate swaps outstanding as of December 31, 2011 were as follows:
Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
0.65%[1]	3-Month LIBOR	Morgan Stanley & Co., Inc.	7/25/13	$17	$15
0.65%[1]	3-Month LIBOR	Morgan Stanley & Co., Inc.	7/25/13	$10	42
1.63%[2]	3-Month LIBOR	UBS AG	9/12/15	$3,948	7,518
1.57%[2]	3-Month LIBOR	UBS AG	9/15/15	$3,785	4,741
1.56%[2]	3-Month LIBOR	Bank of America NA	9/23/15	$3,820	3,931
1.84%[1]	3-Month LIBOR	Morgan Stanley & Co., Inc.	7/25/16	$93	(2,879)
1.84%[1]	3-Month LIBOR	Morgan Stanley & Co., Inc.	7/25/16	$58	(294)
Total					$13,074

[1]	Portfolio pays a fixed interest rate and receives floating rate.
[2]	Portfolio pays a floating interest rate and receives fixed rate.
•	Cross-currency swaps outstanding as of December 31, 2011 were as follows:
Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation
IDR 8.25%[3]	6-Month LIBOR	Credit Suisse International	6/03/18	IDR 1,709,190	$561

[3]	Portfolio pays a floating rate and receives fixed interest rate.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011	49

BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments (continued)

•	Total return swaps outstanding as of December 31, 2011 were as follows:
Reference Entity	Portfolio Pays/ Receives Amount on the Reference Entity	Fixed Amount/ Floating Rate	Counterparty	Expiration Date	Notional Amount/Contract Amount (000)		Unrealized Appreciation (Depreciation)
Return on the MSCI Daily Total
Return Net Emerging Markets
USD Index	Receives	3-month LIBOR plus 0.38%	BNP Paribas SA	1/11/12	USD	921	$3,481
HSCEI Dividend Point Index
Futures December 2012	Receives	HKD 1,100,125	Citibank NA	12/31/12	HKD	65[1]	(7,696)
SGX Nikkei Stock Average
Dividend Point Index Futures
December 2012	Receives	JPY 1,088,036	Citibank NA	3/29/13	JPY	5[1]	5,363
SGX Nikkei Stock Average
Dividend Point Index Futures
December 2013	Receives	JPY 14,748,300	Citibank NA	3/31/14	JPY	9[1]	5,776
Total							$6,924

[1]	Contract amount shown.
•	Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1—unadjusted price quotations in active markets/exchanges for identical assets and liabilities
•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Portfolio’s perceived risk of investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of December 31, 2011 in determining the fair valuation of the Portfolio’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Argentina	$313,828	—	—	$313,828
Australia	—	$2,932,882	—	2,932,882
Austria	—	61,707	—	61,707
Belgium	—	139,542	—	139,542
Brazil	4,985,394	—	—	4,985,394
Canada	7,155,874	—	$137	7,156,011
Chile	133,548	—	—	133,548
China	108,210	3,079,558	—	3,187,768
Egypt	—	142,298	—	142,298
France	665,758	3,204,791	—	3,870,549
Germany	71,072	5,888,186	—	5,959,258
Hong Kong	—	1,813,719	—	1,813,719
India	—	1,126,967	—	1,126,967
Indonesia	—	263,069	—	263,069
Ireland	184,316	—	—	184,316
Israel	671,015	—	—	671,015
Italy	—	1,236,075	—	1,236,075
Japan	—	18,503,510	—	18,503,510
Kazakhstan	300,854	—	—	300,854
Luxembourg	—	41,159	—	41,159
Malaysia	—	1,233,453	—	1,233,453
Mexico	478,894	—	—	478,894
Netherlands	188,132	1,017,285	—	1,205,417
Norway	—	627,402	—	627,402
Philippines	119,734	—	—	119,734
Poland	—	38,368	—	38,368
Portugal	—	71,020	—	71,020
Russia	2,043,889	88,391	—	2,132,280
Singapore	—	2,091,027	—	2,091,027
South Africa	608,586	127,494	—	736,080

See Notes to Financial Statements.

50	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011

BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments (continued)

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets (concluded):
Investments: (concluded)
Long-Term Investments: (concluded)
Common Stocks: (concluded)
South Korea	$749,744	$1,557,460	—	$2,307,204
Spain	66,371	578,784	—	645,155
Sweden	—	229,255	—	229,255
Switzerland	212,756	2,546,413	—	2,759,169
Taiwan	374,267	1,231,283	—	1,605,550
Thailand	735,131	—	—	735,131
Turkey	—	631,679	—	631,679
United Kingdom	2,402,813	6,127,930	—	8,530,743
United States	92,384,031	—	—	92,384,031
Corporate Bonds	—	14,562,702	2,266,255	16,828,957
Floating Rate Loan Interests	—	—	809,234	809,234
Foreign Agency Obligations	—	22,203,087	—	22,203,087
Non-Agency Mortgage-Backed Securities	—	246,207	—	246,207
US Treasury Obligations	—	22,362,199	—	22,362,199
Investment Companies	5,975,032	34,516	—	6,009,548
Preferred Securities	1,796,782	1,226,068	—	3,022,850
Warrants	40,302	—	—	40,302
Short-Term Securities:
Foreign Agency Obligations	—	4,355,660	—	4,355,660
Money Market Funds	140,603	155,028	—	295,631
Time Deposits	—	163,999	—	163,999
US Treasury Obligations	—	23,748,503	—	23,748,503
Total	$122,906,936	$145,688,676	$3,075,626	$271,671,238

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Equity contracts	$218,474	$20,791	$281,440	$520,705
Foreign currency exchange contracts	—	223,516	—	223,516
Interest rate contracts	—	16,247	—	16,247
Liabilities:
Equity contracts	(498,160)	(30,846)	(881,620)	(1,410,626)
Foreign currency exchange contracts	—	(112,185)	—	(112,185)
Interest rate contracts	—	(7,789)	—	(7,789)
Total	$(279,686)	$109,734	$(600,180)	$(770,132)

[1]	Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Foreign Agency Obligations	Total
Assets
Balance, as of December 31, 2010	$50,000	$12,065	$2,636,487	$1,095,888	$7,487,993	$11,282,433
Accrued discounts/premiums	332	—	(14,954)	1,590	—	(13,032)
Net realized gain (loss)	(47,952)	(384,708)	(343,240)	25,997	(4,725)	(754,628)
Net change in unrealized appreciation/depreciation[2]	47,119	(349,002)	36,967	(17,241)	(1,050)	(283,207)
Purchases	—	133,107	2,268,990	677,700	—	3,079,797
Sales	(49,499)	(55,003)	(1,859,099)	(974,700)	(65,275)	(3,003,576)
Transfers in3	—	643,678	204,674	—	—	848,352
Transfers out[3]	—	—	(663,570)	—	(7,416,943)	(8,080,513)
Balance, as of December 31, 2011	$—	$137	$2,266,255	$809,234	—	$3,075,626

[2]	Included in the related net change in unrealized appreciation/depreciation on the Statements of Operations. The change in unrealized appreciation/depreciation on the securities still held at December 31, 2011 was $(520,438).
[3]	The Portfolio’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011	51

BlackRock Global Allocation Portfolio
Consolidated Schedule of Investments (concluded)

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used to determine fair value:

	Equity Contracts
	Assets	Liabilities
Balance, as of December 31, 2010	$293,346	$(114,070)
Accrued discounts/premium	—	—
Net realized gain (loss)	157,657	139,820
Net change in unrealized appreciation/depreciation[1]	(561,314)	(251,747)
Purchases	654,267	—
Issuances[2]	—	(626,254)
Sales	(196,814)	(29,369)
Settlements[3]	—	—
Transfers in4	—	—
Transfers out[4]	(65,702)	—
Balance, as of December 31, 2011	$281,440	$(881,620)

[1]	Included in the related net change in unrealized appreciation/depreciation on the Statements of Operations. The change in unrealized appreciation/depreciation on derivative financial instruments still held at December 31, 2011 was $628,194.
[2]	Issuances represent upfront cash received on certain derivative financial instruments.
[3]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.
[4]	The Portfolio’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Portfolio had a significant amount of Level 3 investments and derivatives at the beginning and/or end of the period in relation to net assets.

See Notes to Financial Statements.

52	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011

BlackRock High Yield Portfolio
Schedule of Investments December 31, 2011	(Percentages shown are based on Net Assets)

Common Stocks (a)	Shares	Value
Auto Components—2.0%
Delphi Automotive Plc
(90-day lock)(acquired 11/17/11,
cost $99,035) (b)	31,108	$642,147
Delphi Automotive Plc
(180-day lock)(acquired 11/17/11,
cost $225,191) (b)	13,332	282,385
		924,532
Electrical Equipment—0.0%
Medis Technologies Ltd.	14,935	52
Hotels, Restaurants & Leisure—0.0%
Travelport Worldwide Ltd.	15,059	7,530
Paper & Forest Products—0.1%
Ainsworth Lumber Co. Ltd.	15,671	15,075
Ainsworth Lumber Co. Ltd. (c)	13,864	13,337
		28,412
Software—0.0%
Bankruptcy Management Solutions, Inc.	117	2
Total Common Stocks—2.1%		960,528

Corporate Bonds	Par (000)
Aerospace & Defense—0.5%
Huntington Ingalls Industries, Inc. (c):
6.88%, 3/15/18	$50	49,000
7.13%, 3/15/21	100	98,000
Kratos Defense & Security Solutions, Inc.,
10.00%, 6/01/17	84	86,100
		233,100
Air Freight & Logistics—0.5%
National Air Cargo Group, Inc.:
Series 1, 12.38%, 9/02/15	125	128,021
Series 2, 12.38%, 8/16/15	126	129,384
		257,405
Airlines—0.9%
Air Canada, 9.25%, 8/01/15 (c)	130	113,750
American Airlines Pass-Through Trust,
Series 2011-2, Class A, 8.63%,
4/15/23	63	64,260
Delta Air Lines, Inc., Series B, 9.75%,
12/17/16	39	40,289
United Air Lines, Inc., 12.75%, 7/15/12	196	206,237
		424,536
Auto Components—2.2%
Allison Transmission, Inc., 11.00%,
11/01/15 (c)	106	111,830
B-Corp Merger Sub, Inc., 8.25%,
6/01/19 (c)	50	47,000
Delphi Corp., 6.13%, 5/15/21 (c)	60	61,800
Ford Motor Co., 7.45%, 7/16/31	370	444,000
Icahn Enterprises LP:
4.00%, 8/15/13 (c)(d)(e)	50	47,000
8.00%, 1/15/18	230	239,200
International Automotive Components
Group SL, 9.13%, 6/01/18 (c)	10	8,950
Titan International, Inc., 7.88%,
10/01/17	85	88,400
		1,048,180

Corporate Bonds	Par (000)	Value
Beverages—0.1%
Cott Beverages, Inc., 8.13%, 9/01/18	$53	$57,240
Biotechnology—0.2%
Illumina, Inc., 0.25%,
3/15/16 (c)(e)	50	40,063
QHP Royalty Sub LLC, 10.25%, 3/15/15 (c)	44	44,045
		84,108
Building Products—0.6%
Building Materials Corp. of America (c):
7.00%, 2/15/20	50	53,750
6.75%, 5/01/21	140	147,000
Momentive Performance Materials, Inc.:
11.50%, 12/01/16	90	67,050
9.00%, 1/15/21	25	19,000
		286,800
Capital Markets—1.0%
American Capital Ltd., 7.96%, 12/31/13 (f)	90	90,915
E*Trade Financial Corp.:
12.50%, 11/30/17	205	231,650
3.52%, 8/31/19 (c)(e)(g)	37	28,860
Series A, 4.07%, 8/31/19 (g)	1	780
KKR Group Finance Co., 6.38%, 9/29/20 (c)	120	123,233
		475,438
Chemicals—3.4%
American Pacific Corp., 9.00%, 2/01/15	120	116,700
Celanese US Holdings LLC:
6.63%, 10/15/18	110	116,875
5.88%, 6/15/21	145	149,712
Chemtura Corp., 7.88%, 9/01/18	110	113,300
Hexion US Finance Corp., 9.00%, 11/15/20	115	94,875
Kinove German Bondco GmbH, 9.63%, 6/15/18 (c)	200	190,000
Koppers, Inc., 7.88%, 12/01/19	135	143,100
KRATON Polymers LLC, 6.75%, 3/01/19	25	23,500
Lyondell Chemical Co., 11.00%, 5/01/18	210	229,425
LyondellBasell Industries NV, 6.00%, 11/15/21 (c)	35	36,312
Nexeo Solutions LLC, 8.38%, 3/01/18 (c)	35	34,825
NOVA Chemicals Corp., 8.63%, 11/01/19	140	154,350
PolyOne Corp., 7.38%, 9/15/20	40	41,300
Solutia, Inc.:
8.75%, 11/01/17	15	16,388
7.88%, 3/15/20	130	141,375
TPC Group LLC, 8.25%, 10/01/17	10	10,000
		1,612,037
Commercial Banks—2.2%
CIT Group, Inc.:
7.00%, 5/01/15	130	130,260
7.00%, 5/02/16 (c)	283	282,646
7.00%, 5/01/17	200	199,934
7.00%, 5/02/17 (c)	310	309,612
6.63%, 4/01/18 (c)	70	72,450
Eksportfinans ASA, 0.78%, 4/05/13 (c)	15	13,583
		1,008,485
Commercial Services & Supplies—2.4%
ACCO Brands Corp., 10.63%, 3/15/15	40	44,500
ARAMARK Corp.:
3.93%, 2/01/15 (d)	110	106,150
8.50%, 2/01/15	26	26,650
Aviation Capital Group Corp., 6.75%, 4/06/21 (c)	110	103,640
Brickman Group Holdings, Inc., 9.13%, 11/01/18 (c)	3	2,670
Casella Waste Systems, Inc., 7.75%, 2/15/19	96	93,840
Clean Harbors, Inc., 7.63%, 8/15/16	50	53,125
International Lease Finance Corp., 8.63%, 9/15/15	30	30,750

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011	53

BlackRock High Yield Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Commercial Services & Supplies (concluded)
Iron Mountain, Inc., 7.75%, 10/01/19	$50	$52,813
Mobile Mini, Inc., 7.88%, 12/01/20	100	100,500
RSC Equipment Rental, Inc.:
9.50%, 12/01/14	10	10,275
10.00%, 7/15/17 (c)	125	145,625
8.25%, 2/01/21	187	189,337
WCA Waste Corp., 7.50%, 6/15/19 (c)	120	121,200
West Corp., 8.63%, 10/01/18	25	25,250
		1,106,325
Communications Equipment—0.2%
Avaya, Inc., 9.75%, 11/01/15	50	45,000
EH Holding Corp., 6.50%, 6/15/19 (c)	70	72,975
		117,975
Construction & Engineering—0.1%
Boart Longyear Management Ltd., 7.00%, 4/01/21 (c)	45	45,675
Consumer Finance—1.1%
Credit Acceptance Corp.:
9.13%, 2/01/17	70	73,150
9.13%, 2/01/17 (c)	5	5,212
Ford Motor Credit Co. LLC, 7.00%, 4/15/15	350	376,250
Springleaf Finance Corp. (FKA AGFS Funding Co.),
6.90%, 12/15/17	100	72,000
		526,612
Containers & Packaging—1.1%
Ball Corp., 6.75%, 9/15/20	75	81,563
Berry Plastics Corp., 8.25%, 11/15/15	40	42,600
Cascades, Inc., 7.75%, 12/15/17	100	99,000
Crown Americas LLC, 6.25%, 2/01/21	75	78,375
Graphic Packaging International, Inc., 7.88%, 10/01/18	70	74,550
Greif, Inc., 7.75%, 8/01/19	50	54,000
Pregis Corp., 12.38%, 10/15/13	10	9,550
Rock-Tenn Co., 9.25%, 3/15/16	35	37,100
Sealed Air Corp., 8.38%, 9/15/21 (c)	40	44,200
		520,938
Diversified Financial Services—3.0%
Ally Financial, Inc.:
8.00%, 3/15/20	60	61,500
8.00%, 11/01/31	400	386,000
Axcan Intermediate Holdings, Inc., 12.75%, 3/01/16	90	94,950
DPL, Inc., 7.25%, 10/15/21 (c)	160	172,800
General Motors Financial Co., Inc., 6.75%, 6/01/18 (c)	20	20,400
Lehman Brothers Holdings, Inc. (a)(h):
5.75%, 5/17/13	110	28,187
8.80%, 3/01/15	30	7,688
Leucadia National Corp., 8.13%, 9/15/15	144	151,380
Reynolds Group Issuer, Inc. (c):
8.75%, 10/15/16	115	121,037
7.88%, 8/15/19	140	146,300
6.88%, 2/15/21	100	99,500
WMG Acquisition Corp. (c):
9.50%, 6/15/16	20	21,700
11.50%, 10/01/18	110	109,175
		1,420,617
Diversified Telecommunication Services—2.2%
Broadview Networks Holdings, Inc., 11.38%, 9/01/12	165	132,000
GCI, Inc., 6.75%, 6/01/21	56	54,600
ITC Deltacom, Inc., 10.50%, 4/01/16	60	61,350
Level 3 Financing, Inc.:
8.75%, 2/15/17	90	91,575
8.13%, 7/01/19 (c)	520	512,200

Corporate Bonds	Par (000)	Value
Diversified Telecommunication Services (concluded)
Qwest Communications International, Inc.,
Series B, 7.50%, 2/15/14	$40	$40,151
tw telecom Holdings, Inc., 8.00%, 3/01/18	30	31,950
Windstream Corp., 7.88%, 11/01/17	100	108,250
		1,032,076
Electric Utilities—0.6%
FPL Energy National Wind Portfolio, LLC, 6.13%,
3/25/19 (c)	122	119,617
IPALCO Enterprises, Inc., 7.25%, 4/01/16 (c)	145	156,600
		276,217
Energy Equipment & Services—3.7%
Antero Resources Finance Corp., 7.25%, 8/01/19 (c)	30	30,750
Calfrac Holdings LP, 7.50%, 12/01/20 (c)	120	117,000
Cie Generale de Geophysique—Veritas, 6.50%, 6/01/21	80	77,600
Compagnie Generale de Geophysique—Veritas,
9.50%, 5/15/16	75	81,000
Exterran Holdings, Inc., 7.25%, 12/01/18	40	38,000
Forbes Energy Services Ltd., 9.00%, 6/15/19	70	65,450
Frac Tech Services LLC, 7.63%, 11/15/18 (c)	265	277,587
Key Energy Services, Inc., 6.75%, 3/01/21	50	50,000
MEG Energy Corp., 6.50%, 3/15/21 (c)	220	224,950
Oil States International, Inc., 6.50%, 6/01/19	145	148,263
Peabody Energy Corp., 6.25%, 11/15/21 (c)	495	512,325
Transocean, Inc., 6.38%, 12/15/21	120	127,546
		1,750,471
Food Products—0.2%
Darling International, Inc., 8.50%, 12/15/18	45	49,950
JBS USA LLC, 11.63%, 5/01/14	20	22,675
		72,625
Gas Utilities—0.1%
Targa Resources Partners LP, 6.88%, 2/01/21 (c)	60	60,750
Health Care Equipment & Supplies—0.8%
Biomet, Inc.:
10.00%, 10/15/17	30	32,400
10.38%, 10/15/17 (i)	20	21,650
DJO Finance LLC, 10.88%, 11/15/14	205	191,162
ExamWorks Group, Inc., 9.00%, 7/15/19 (c)	4	3,620
Fresenius US Finance II, Inc., 9.00%, 7/15/15 (c)	45	50,456
Teleflex, Inc., 6.88%, 6/01/19	55	57,338
		356,626
Health Care Providers & Services—4.5%
Aviv Healthcare Properties LP, 7.75%, 2/15/19	40	39,200
Fresenius Medical Care US Finance, Inc., 6.50%,
9/15/18 (c)	167	174,932
HCA, Inc.:
6.50%, 2/15/20	240	249,000
7.88%, 2/15/20	160	172,800
7.25%, 9/15/20	435	458,925
7.50%, 2/15/22	100	102,250
Health Management Associates, Inc., 7.38%, 1/15/20 (c)	125	130,000
IASIS Healthcare LLC, 8.38%, 5/15/19	135	117,788
INC Research LLC, 11.50%, 7/15/19 (c)	75	67,125
inVentiv Health, Inc. (c):
10.00%, 8/15/18	50	45,750
10.00%, 8/15/18	15	13,725
Omnicare, Inc., 7.75%, 6/01/20	150	161,062
Symbion, Inc., 8.00%, 6/15/16	65	60,044
Tenet Healthcare Corp.:
10.00%, 5/01/18	102	116,535
6.25%, 11/01/18 (c)	80	81,400
8.88%, 7/01/19	105	117,863
		2,108,399

See Notes to Financial Statements.

54	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011

BlackRock High Yield Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Health Care Technology—1.0%
IMS Health, Inc., 12.50%, 3/01/18 (c)	$415	$466,875
Hotels, Restaurants & Leisure—1.6%
Diamond Resorts Corp., 12.00%, 8/15/18	230	226,550
El Dorado Resorts LLC, 8.63%, 6/15/19 (c)	25	22,312
Fontainebleau Las Vegas Holdings LLC, 11.00%,
6/15/15 (a)(c)(h)	25	16
HRP Myrtle Beach Operations LLC, 4/01/12 (c)(h)	250	25
MGM Resorts International:
13.00%, 11/15/13	50	59,375
10.38%, 5/15/14	125	142,812
4.25%, 4/15/15 (e)	30	28,462
11.13%, 11/15/17	115	131,100
Travelport LLC:
5.15%, 9/01/14 (d)	30	14,700
9.88%, 9/01/14	10	5,950
9.00%, 3/01/16	20	11,050
6.58%, 12/01/16 (c)(i)	79	55,776
Tropicana Entertainment LLC, 9.63%, 12/15/14 (h)	15	2
Waterford Gaming LLC, 8.63%, 9/15/14 (c)	94	46,882
		745,012
Household Durables—1.8%
Ashton Woods USA LLC, 6/30/15 (c)(f)	234	177,840
Beazer Homes USA, Inc., 12.00%, 10/15/17	240	255,000
Jarden Corp., 7.50%, 5/01/17	120	127,200
Pulte Group, Inc., 6.38%, 5/15/33	10	6,925
Ryland Group, Inc., 6.63%, 5/01/20	105	98,175
Standard Pacific Corp.:
10.75%, 9/15/16	100	105,000
8.38%, 1/15/21	75	70,594
		840,734
Household Products—0.3%
Spectrum Brands Holdings, Inc., 9.50%, 6/15/18 (c)	110	120,313
Independent Power Producers & Energy Traders—3.0%
AES Corp.:
7.75%, 10/15/15	90	97,875
9.75%, 4/15/16	35	40,075
Calpine Corp. (c):
7.25%, 10/15/17	85	89,250
7.50%, 2/15/21	40	42,800
7.88%, 1/15/23	95	102,125
Energy Future Intermediate Holding Co. LLC, 10.00%,
12/01/20	735	775,425
NRG Energy, Inc.:
7.38%, 1/15/17	55	57,062
7.63%, 1/15/18	190	190,000
		1,394,612
Industrial Conglomerates—1.4%
Sequa Corp. (c):
11.75%, 12/01/15	230	244,950
13.50%, 12/01/15	387	414,227
		659,177
Insurance—0.5%
CNO Financial Group, Inc., 9.00%, 1/15/18 (c)	60	63,300
Genworth Financial, Inc., 7.63%, 9/24/21	80	74,800
MPL 2 Acquisition Canco, Inc., 9.88%, 8/15/18 (c)	45	39,375
USI Holdings Corp., 4.33%, 11/15/14 (c)(d)	60	54,750
		232,225

	Par
Corporate Bonds	(000)	Value
IT Services—1.5%
Eagle Parent, Inc., 8.63%, 5/01/19 (c)	$100	$95,500
First Data Corp.:
7.38%, 6/15/19 (c)	215	202,100
8.25%, 1/15/21 (c)	175	156,625
12.63%, 1/15/21	123	107,010
SunGard Data Systems, Inc.:
7.38%, 11/15/18	40	40,950
7.63%, 11/15/20	100	102,750
		704,935
Machinery—0.5%
Navistar International Corp., 3.00%, 10/15/14 (e)	200	215,500
SPX Corp., 6.88%, 9/01/17	30	32,400
		247,900
Media—8.5%
AMC Networks, Inc., 7.75%, 7/15/21 (c)	70	76,125
Affinion Group, Inc., 7.88%, 12/15/18	115	97,175
CCH II LLC, 13.50%, 11/30/16	207	239,196
CCO Holdings LLC:
7.88%, 4/30/18	50	53,313
7.38%, 6/01/20	40	42,200
6.50%, 4/30/21	139	140,737
Cengage Learning Acquisitions, Inc., 10.50%,
1/15/15 (c)	10	7,175
Checkout Holding Corp., 10.69%, 11/15/15 (c)(g)	115	60,950
Cinemark USA, Inc., 8.63%, 6/15/19	40	43,500
Clear Channel Worldwide Holdings, Inc., Series B,
9.25%, 12/15/17	954	1,030,320
DISH DBS Corp., 6.75%, 6/01/21	150	161,625
Gray Television, Inc., 10.50%, 6/29/15	110	103,950
Harland Clarke Holdings Corp.:
6.00%, 5/15/15 (d)	40	26,500
9.50%, 5/15/15	35	25,550
Intelsat Jackson Holdings SA, 11.25%, 6/15/16	140	147,087
Intelsat Luxemburg SA (i):
11.50%, 2/04/17 (c)	70	67,550
11.50%, 2/04/17	140	135,100
Interactive Data Corp., 10.25%, 8/01/18	130	142,350
Kabel BW Erste Beteiligungs GmbH, 7.50%, 3/15/19 (c)	230	241,500
Live Nation Entertainment, Inc., 8.13%, 5/15/18 (c)	120	120,900
NAI Entertainment Holdings LLC, 8.25%, 12/15/17 (c)	125	132,187
Nielsen Finance LLC:
11.63%, 2/01/14	26	29,868
7.75%, 10/15/18	220	237,600
ProQuest LLC, 9.00%, 10/15/18 (c)	90	72,900
ProtoStar I Ltd., 7.40%, 10/15/12 (a)(c)(e)(h)	163	82
Unitymedia Hessen GmbH & Co. KG, 8.13%,
12/01/17 (c)	500	528,125
		3,963,565
Metals & Mining—1.7%
Goldcorp, Inc., 2.00%, 8/01/14 (e)	115	140,731
Newmont Mining Corp., Series A, 1.25%, 7/15/14 (e)	85	118,150
Novelis, Inc., 8.75%, 12/15/20	405	434,363
Taseko Mines Ltd., 7.75%, 4/15/19	90	81,225
		774,469
Multiline Retail—0.5%
Dollar General Corp., 11.88%, 7/15/17 (i)	193	213,265
Oil, Gas & Consumable Fuels—10.2%
Alpha Natural Resources, Inc., 6.25%, 6/01/21	40	38,800

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011	55

BlackRock High Yield Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Arch Coal, Inc.:
8.75%, 8/01/16	$35	$38,238
7.25%, 10/01/20	40	40,900
7.25%, 6/15/21 (c)	50	51,375
Bill Barrett Corp., 9.88%, 7/15/16	5	5,500
Carrizo Oil & Gas, Inc., 8.63%, 10/15/18	25	25,250
Chesapeake Energy Corp.:
9.50%, 2/15/15	10	11,450
6.63%, 8/15/20	36	38,610
2.25%, 12/15/38 (e)	90	74,250
Chesapeake Midstream Partners LP, 5.88%,
4/15/21 (c)	65	65,000
Chesapeake Oilfield Operating LLC, 6.63%,
11/15/19 (c)	85	88,400
Coffeyville Resources LLC, 9.00%, 4/01/15 (c)	133	140,980
Concho Resources, Inc.:
7.00%, 1/15/21	80	85,900
6.50%, 1/15/22	35	36,575
Consol Energy, Inc., 8.25%, 4/01/20	215	237,575
Continental Resources, Inc., 7.13%, 4/01/21	60	65,100
Copano Energy LLC, 7.13%, 4/01/21	65	65,650
Crosstex Energy LP, 8.88%, 2/15/18	25	27,313
Denbury Resources, Inc., 8.25%, 2/15/20	115	128,513
El Paso Corp.:
7.25%, 6/01/18	90	98,541
6.50%, 9/15/20	115	124,314
Energy XXI Gulf Coast, Inc.:
9.25%, 12/15/17	105	113,925
7.75%, 6/15/19	85	86,700
Forest Oil Corp., 8.50%, 2/15/14	60	65,400
Hilcorp Energy I LP (c):
8.00%, 2/15/20	130	139,100
7.63%, 4/15/21	145	151,887
Kodiak Oil & Gas Corp., 8.13%, 12/01/19 (c)	65	67,356
Laredo Petroleum, Inc., 9.50%, 2/15/19 (c)	40	42,400
Linn Energy LLC:
6.50%, 5/15/19 (c)	15	14,888
7.75%, 2/01/21	80	83,200
MarkWest Energy Partners LP:
6.75%, 11/01/20	50	52,375
6.25%, 6/15/22	85	88,825
Newfield Exploration Co., 5.75%, 1/30/22	95	102,600
Niska Gas Storage US LLC, 8.88%, 3/15/18	145	141,737
Oasis Petroleum, Inc.:
7.25%, 2/01/19	50	51,750
6.50%, 11/01/21	50	49,625
OGX Petroleo e Gas Participacoes SA, 8.50%,
6/01/18 (c)	550	539,000
Petrohawk Energy Corp.:
10.50%, 8/01/14	140	155,750
7.88%, 6/01/15	85	90,525
Petroleum Geo-Services ASA, 7.38%, 12/15/18 (c)	110	112,200
Pioneer Natural Resources Co.:
6.65%, 3/15/17	20	22,129
6.88%, 5/01/18	65	73,513
7.50%, 1/15/20	35	41,049
7.20%, 1/15/28	15	17,149
Plains Exploration & Production Co.:
6.63%, 5/01/21	130	136,500
6.75%, 2/01/22	125	130,938
Precision Drilling Corp., 6.50%, 12/15/21 (c)	55	56,100

	Par
Corporate Bonds	(000)	Value
Oil, Gas & Consumable Fuels (concluded)
Range Resources Corp.:
7.25%, 5/01/18	$100	$107,000
6.75%, 8/01/20	30	33,300
5.75%, 6/01/21	150	162,375
SandRidge Energy, Inc., 7.50%, 3/15/21	230	228,275
SM Energy Co. (c):
6.63%, 2/15/19	20	20,800
6.50%, 11/15/21	70	72,100
Whiting Petroleum Corp., 6.50%, 10/01/18	30	31,350
		4,770,055
Paper & Forest Products—2.0%
Ainsworth Lumber Co. Ltd., 11.00%, 7/29/15 (c)(i)	136	88,599
Boise Cascade LLC, 7.13%, 10/15/14	150	149,062
Boise Paper Holdings LLC:
9.00%, 11/01/17	90	96,750
8.00%, 4/01/20	100	105,750
Clearwater Paper Corp.:
10.63%, 6/15/16	80	89,200
7.13%, 11/01/18	60	62,400
Longview Fibre Paper & Packaging, Inc., 8.00%,
6/01/16 (c)	65	65,000
NewPage Corp., 11.38%, 12/31/14 (a)(h)	332	245,265
Sappi Papier Holding GmbH, 6.63%, 4/15/21 (c)	25	21,438
Verso Paper Holdings LLC, Series B, 4.18%, 8/01/14 (d)	15	9,450
		932,914
Pharmaceuticals—0.6%
Jaguar Holding Co. II, 9.50%, 12/01/19 (c)	80	84,000
Valeant Pharmaceuticals International (c):
6.50%, 7/15/16	200	199,750
7.25%, 7/15/22	20	19,400
		303,150
Professional Services—0.1%
FTI Consulting, Inc., 7.75%, 10/01/16	35	36,225
Real Estate Investment Trusts (REITs)—0.6%
FelCor Lodging LP, 6.75%, 6/01/19	232	222,720
Rouse Co. LP, 6.75%, 5/01/13 (c)	65	65,569
		288,289
Real Estate Management & Development—1.7%
Forest City Enterprises, Inc., 7.63%, 6/01/15	150	147,375
Realogy Corp.:
11.50%, 4/15/17	125	97,500
12.00%, 4/15/17	20	15,400
7.88%, 2/15/19 (c)	380	330,600
Shea Homes LP, 8.63%, 5/15/19 (c)	235	219,725
		810,600
Road & Rail—0.8%
Avis Budget Car Rental LLC, 8.25%, 1/15/19	15	14,888
Florida East Coast Railway Corp., 8.13%, 2/01/17	80	79,000
The Hertz Corp.:
7.50%, 10/15/18	100	104,500
6.75%, 4/15/19	40	40,100
7.38%, 1/15/21	120	121,950
		360,438
Semiconductors & Semiconductor Equipment—0.2%
Spansion LLC, 7.88%, 11/15/17	90	81,900
Specialty Retail—1.0%
Asbury Automotive Group, Inc., 8.38%, 11/15/20	70	71,750
United Auto Group, Inc., 7.75%, 12/15/16	230	235,750
Sally Holdings LLC, 6.88%, 11/15/19 (c)	60	62,700
Toys ‘R’ US-Delaware, Inc., 7.38%, 9/01/16 (c)	80	80,200
		450,400

See Notes to Financial Statements.

56	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011

BlackRock High Yield Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Textiles, Apparel & Luxury Goods—0.2%
Phillips-Van Heusen Corp., 7.38%, 5/15/20	$90	$97,650
Trading Companies & Distributors—0.1%
Interline Brands, Inc., 7.00%, 11/15/18	50	51,750
Transportation Infrastructure—0.3%
Aguila 3 SA, 7.88%, 1/31/18 (c)	150	145,500
Wireless Telecommunication Services—4.4%
Cricket Communications, Inc., 7.75%, 5/15/16	120	123,900
Crown Castle International Corp., 7.13%, 11/01/19	90	97,200
Digicel Group Ltd. (c):
9.13%, 1/15/15	118	115,640
8.25%, 9/01/17	240	241,200
10.50%, 4/15/18	100	100,500
MetroPCS Wireless, Inc., 6.63%, 11/15/20	220	205,150
NII Capital Corp., 7.63%, 4/01/21	142	140,935
Sprint Capital Corp., 6.88%, 11/15/28	320	228,400
Sprint Nextel Corp., 9.00%, 11/15/18 (c)	510	535,500
iPCS, Inc., 2.55%, 5/01/13 (d)	285	264,337
		2,052,762
Total Corporate Bonds—76.1%		35,627,350

Floating Rate Loan Interests (d)
Capital Markets—0.1%
Nuveen Investments, Inc. Incremental Term Loan
(First Lien), 1.00%, 5/13/17	65	63,916
Chemicals—0.1%
Styron Sarl, Term Loan B, 6.00%, 8/02/17	44	38,279
Commercial Services & Supplies—0.5%
AWAS Finance Luxembourg Sarl, Term Loan B,
5.25%, 6/10/16	41	40,710
Volume Services America, Inc. (Centerplate),
Term Loan B, 10.50%—10.75%, 9/16/16	198	196,846
		237,556
Communications Equipment—0.0%
Avaya, Inc., Term Loan B, 3.26%, 10/24/14	15	14,231
Consumer Finance—0.4%
Springleaf Finance Corp. (FKA AGFS Funding Co.),
Term Loan, 5.50%, 5/10/17	240	208,450
Diversified Consumer Services—0.1%
ServiceMaster Co.:
Closing Date Term Loan, 2.78%—3.03%, 7/24/14	4	3,431
Delayed Draw Term Loan, 2.80%, 7/24/14	36	34,452
		37,883
Diversified Telecommunication Services—0.2%
Level 3 Financing, Inc., Term Loan B-3, 5.75%, 8/31/18	75	73,819
Electronic Equipment, Instruments & Components—0.0%
CDW LLC (FKA CDW Corp.), Non-Extended Term Loan,
3.78%, 10/10/14	20	19,331
Energy Equipment & Services—1.5%
Dynegy Holdings, Inc.:
Coal Co. Term Loan, 9.25%, 8/04/16	282	283,150
Gas Co. Term Loan, 9.25%, 8/04/16	416	420,798
		703,948

Floating Rate Loan Interests (d)	Par (000)	Value
Food Products—0.4%
Advance Pierre Foods, Term Loan (Second Lien),
11.25%, 9/29/17	$165	$163,969
Health Care Equipment & Supplies—0.3%
Capital Safety Group Ltd., Term Loan B, 1.00%,
12/14/18	125	124,219
Health Care Providers & Services—0.4%
Community Health Systems, Inc.:
Non-Extended Delayed Draw Term Loan, 2.55%,
7/25/14	1	705
Non-Extended Term Loan, 2.55%—2.77%,
7/25/14	14	13,751
Harden Healthcare LLC:
Add-on Term Loan, 7.75%, 3/02/15	112	109,371
Tranche A Term Loan, 8.50%, 3/02/15	49	48,388
		172,215
Hotels, Restaurants & Leisure—0.2%
Caesars Entertainment Operating Co., Inc.,
Term Loan B-3, 3.00%—3.58%, 1/28/15	64	55,208
Travelport LLC (FKA Travelport, Inc.): (a)
Extended Tranche A Term Loan, 6.00%, 9/28/12	36	17,883
Extended Tranche B Term Loan, 13.87%, 12/01/16	108	19,507
		92,598
Independent Power Producers & Energy Traders—0.5%
Texas Competitive Electric Holdings Co. LLC (TXU),
Extended Term Loan, 4.78%, 10/10/17 (a)	367	231,915
Industrial Conglomerates—0.2%
Sequa Corp., Incremental Term Loan, 6.25%, 12/03/14	85	85,638
Media—1.4%
Clear Channel Communication, Term Loan C, 3.95%,
1/28/16 (a)	25	17,875
Intelsat Jackson Holdings SA (FKA Intelsat Jackson
Holdings, Ltd.), Tranche B Term Loan, 5.25%,
4/02/18	423	418,927
Newsday LLC, Fixed Rate Term Loan, 10.50%, 8/01/13	200	206,000
		642,802
Paper & Forest Products—0.2%
NewPage Corp., DIP Term Loan, 8.00%, 3/07/13	100	100,583
Pharmaceuticals—0.2%
Pharmaceutical Products Development, Inc.,
Term Loan B, 6.25%, 12/05/18	75	74,450
Real Estate Investment Trusts (REITs)—0.3%
iStar Financial, Inc., Term Loan A, 5.00%, 6/28/13	144	142,715
Real Estate Management & Development—0.2%
Realogy Corp.:
Extended Synthetic Letter of Credit, 4.44%,
10/10/16	15	13,534
Extended Term Loan B, 4.69%, 10/10/16	107	95,401
		108,935
Specialty Retail—0.0%
Claire’s Stores, Inc., Term Loan B, 3.05%—3.18%,
5/29/14	24	20,890
Wireless Telecommunication Services—0.8%
Vodafone Americas Finance 2, Inc., Initial Loan,
6.88%, 8/11/15 (i)	385	384,200
Total Floating Rate Loan Interests—8.0%		3,742,542

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011	57

BlackRock High Yield Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Other Interests (a)(j)	Beneficial Interest (000)	Value
Auto Components—0.0%
Lear Corp. Escrow	$100	$1,000
Lear Corp. Escrow	150	1,500
		2,500
Household Durables—0.1%
Stanley Martin, Class B Membership Units
(acquired 4/03/06, cost $48,824) (b)	— (k)	42,865
Total Other Interests—0.1%		45,365

Preferred Securities
Capital Trusts	Par (000)
Insurance—0.2%
Genworth Financial, Inc., 6.15%, 11/15/66 (d)	165	89,100
Total Capital Trusts—0.2%		89,100

Preferred Stocks	Shares
Auto Components—0.8%
Dana Holding Corp., 4.00% (c)	3,380	361,660
Diversified Financial Services—0.8%
Ally Financial, Inc., 7.00% (c)	520	372,759
Real Estate Investment Trusts (REITs)—0.0%
MPG Office Trust, Inc., Series A, 7.63% (a)	1,788	22,332
Thrifts & Mortgage Finance—0.1%
Fannie Mae, Series O, 0.00% (a)(d)	10,000	20,000
Freddie Mac, Series Z, 8.38% (a)(d)	15,157	20,159
		40,159
Total Preferred Stocks—1.7%		796,910

Trust Preferred
Diversified Financial Services—0.3%
GMAC Capital Trust I, Series 2, 8.13%, 2/15/40	8,370	159,608
Total Preferred Securities—2.2%		1,045,618

Warrants (l)
Media—0.1%
Cumulus Media, Inc. (Expires 3/26/19)	11,780	37,378
Software—0.0%
Bankruptcy Management Solutions, Inc.
(Expires 9/29/17)	78	1
Total Warrants—0.1%		37,379
Total Long-Term Investments
(Cost—$41,953,404)—88.6%		41,458,782

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.10%, (m)(n)	5,383,394	$5,383,394
Total Short-Term Securities
(Cost—$5,383,394)—11.5%		5,383,394
Total Investments (Cost—$47,336,798)—100.1%		46,842,176
Liabilities in Excess of Other Assets—(0.1)%		(38,238)
Net Assets—100.0%		$46,803,938

(a)	Non-income producing security.
(b)	Restricted security as to resale. As of report date the Portfolio held 2.1% of its net assets, with a current value of $967,397 and an original cost of $373,050 in these securities.
(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(d)	Variable rate security. Rate shown is as of report date.
(e)	Convertible security.
(f)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(g)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(h)	Issuer filed for bankruptcy and/or is in default of interest payments.
(i)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.
(j)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(k)	Amount is less than $500.
(l)	Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.
(m)	Investments in companies considered to be an affiliate of the Portfolio during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliate	Shares Held at December 31, 2010	Net Activity	Shares Held at December 31, 2011	Realized Gain	Income
BlackRock Liquidity
Funds, TempFund,
Institutional Class	516,144	4,867,250	5,383,394	$83	$1,417

(n)	Represents the current yield as of report date.
•	For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes and/or as defined by Portfolio management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

See Notes to Financial Statements.

58	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011

BlackRock High Yield Portfolio
Schedule of Investments (concluded)

•	Credit default swaps on single-name issuer—buy protection outstanding as of December 31, 2011 were as follows:
Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Depreciation
MGM Resorts International	5.00%	Deutsche Bank AG	6/20/15	$15	$(242)
MGM Resorts International	5.00%	Deutsche Bank AG	6/20/15	$15	(94)
Total					$(336)

•	Credit default swaps on traded indexes—sold protection outstanding as of December 31, 2011 were as follows:
Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation
Dow Jones CDX North America
High Yield Index Series 17	5.00%	Credit Suisse International	12/20/16	B+	$3,920	$46,662

[1]	Using S&P’s rating of the underlying securities.
[2]	The maximum potential amount the Portfolio may pay should a negative credit event take place as defined under the terms of agreement.
•	Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1—unadjusted price quotations in active markets/exchanges for identical assets and liabilities
•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to Portfolio’s perceived risk of investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of December 31, 2011 in determining the fair valuation of Portfolio’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:[1]
Common Stocks	$28,464	$924,532	$7,532	$960,528
Corporate Bonds	—	35,369,836	257,514	35,627,350
Floating Rate Loan
Interests	—	3,077,555	664,987	3,742,542
Other Interests	—	—	45,365	45,365
Preferred Securities	222,099	823,519	—	1,045,618
Warrants	—	37,378	1	37,379
Short-Term Securities	5,383,394	—	—	5,383,394
Total	$5,633,957	$40,232,820	$975,399	$46,842,176

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial
Instruments[2]
Assets:
Credit contracts	—	$46,662	—	$46,662
Liabilities:
Credit contracts	—	(336)	—	(336)
Total	—	$46,326	—	$46,326

[1]	See above Schedule of Investments for values in each industry.
[2]	Derivative financial instruments are swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Warrants	Unfunded Loan Commitments	Total
Balance, as of December 31, 2010	—	$359,107	$1,457,114	$35,225	$1	$(1,289)	$1,850,158
Accrued discounts/premiums	—	1,284	4,275	—	—	—	5,559
Net realized gain (loss)	—	7,094	17,030	—	—	—	24,124
Net change in unrealized appreciation/depreciation[4]	$(407)	15,275	(33,099)	11,952	—	1,289	(4,990)
Purchases	7,530	—	165,470	—	—	—	173,000
Sales	—	(58,684)	(751,980)	(1,812)	—	—	(812,476)
Transfers in5	409	8	—	—	—	—	417
Transfers out[5]	—	(66,570)	(193,823)	—	—	—	(260,393)
Balance, as of December 31, 2011	$7,532	$257,514	$664,987	$45,365	$1	—	$975,399

[4]	Included in the related net change in unrealized appreciation/depreciation on the Statements of Operations. The change in unrealized appreciation/depreciation on the securities still held at December 31, 2011 was $469.
[5]	The Portfolio’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011	59

BlackRock Large Cap Core Portfolio
Schedule of Investments December 31, 2011	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense—4.7%
General Dynamics Corp.	27,000	$1,793,070
L-3 Communications Holdings, Inc.	24,000	1,600,320
Lockheed Martin Corp.	23,000	1,860,700
Northrop Grumman Corp.	30,000	1,754,400
		7,008,490
Airlines—0.5%
Southwest Airlines Co.	84,000	719,040
Beverages—2.2%
Coca-Cola Enterprises, Inc.	63,000	1,624,140
Dr. Pepper Snapple Group, Inc.	44,000	1,737,120
		3,361,260
Biotechnology—4.0%
Amgen, Inc.	34,000	2,183,140
Biogen Idec, Inc. (a)	17,000	1,870,850
Gilead Sciences, Inc. (a)	47,000	1,923,710
		5,977,700
Chemicals—1.9%
CF Industries Holdings, Inc.	12,000	1,739,760
LyondellBasell Industries NV, Class A	35,000	1,137,150
		2,876,910
Communications Equipment—1.1%
Motorola Solutions, Inc.	36,000	1,666,440
Computers & Peripherals—6.3%
Apple, Inc. (a)	8,000	3,240,000
Dell, Inc. (a)	120,000	1,755,600
Lexmark International, Inc., Class A	46,000	1,521,220
Seagate Technology Plc	84,000	1,377,600
Western Digital Corp. (a)	49,000	1,516,550
		9,410,970
Construction & Engineering—1.0%
Chicago Bridge & Iron Co. NV	40,000	1,512,000
Consumer Finance—2.1%
Capital One Financial Corp.	38,000	1,607,020
Discover Financial Services, Inc.	67,000	1,608,000
		3,215,020
Diversified Consumer Services—2.8%
Apollo Group, Inc., Class A (a)	32,000	1,723,840
ITT Educational Services, Inc. (a)(b)	21,000	1,194,690
Weight Watchers International, Inc.	23,000	1,265,230
		4,183,760
Diversified Financial Services—0.6%
Moody’s Corp.	26,000	875,680
Diversified Telecommunication Services—0.4%
AT&T, Inc.	21,000	635,040
Energy Equipment & Services—0.9%
Unit Corp. (a)	30,000	1,392,000
Food & Staples Retailing—2.2%
The Kroger Co.	68,000	1,646,960
Safeway, Inc.	76,000	1,599,040
		3,246,000
Food Products—1.1%
ConAgra Foods, Inc.	64,000	1,689,600
Health Care Equipment & Supplies—0.4%
Hill-Rom Holdings, Inc.	19,000	640,110
Health Care Providers & Services—9.0%
Aetna, Inc.	39,000	1,645,410
AmerisourceBergen Corp.	43,000	1,599,170
Cardinal Health, Inc.	38,000	1,543,180
Cigna Corp.	7,000	294,000

Common Stocks	Shares	Value
Health Care Providers & Services (concluded)
Coventry Health Care, Inc. (a)	47,000	$1,427,390
Health Management Associates, Inc., Class A (a)	131,000	965,470
Humana, Inc.	4,000	350,440
McKesson Corp.	23,000	1,791,930
UnitedHealth Group, Inc.	42,000	2,128,560
WellPoint, Inc.	26,000	1,722,500
		13,468,050
Household Products—0.5%
The Procter & Gamble Co.	11,000	733,810
Independent Power Producers & Energy Traders—2.9%
The AES Corp. (a)	133,000	1,574,720
Constellation Energy Group, Inc.	40,000	1,586,800
NRG Energy, Inc. (a)	67,000	1,214,040
		4,375,560
Industrial Conglomerates—1.7%
General Electric Co.	41,000	734,310
Tyco International Ltd.	39,000	1,821,690
		2,556,000
Insurance—1.5%
Arch Capital Group Ltd. (a)	14,000	521,220
Assurant, Inc.	15,000	615,900
Unum Group	51,000	1,074,570
		2,211,690
Internet & Catalog Retail—1.0%
Expedia, Inc.	28,500	827,070
TripAdvisor, Inc. (a)	28,500	718,485
		1,545,555
Internet Software & Services—0.4%
Google, Inc., Class A (a)	1,000	645,900
IT Services—2.0%
International Business Machines Corp.	7,000	1,287,160
The Western Union Co.	90,000	1,643,400
		2,930,560
Leisure Equipment & Products—1.0%
Polaris Industries, Inc.	26,000	1,455,480
Life Sciences Tools & Services—0.9%
Agilent Technologies, Inc. (a)	38,000	1,327,340
Media—2.3%
CBS Corp., Class B	64,000	1,736,960
Time Warner Cable, Inc.	27,000	1,716,390
		3,453,350
Multi-Utilities—1.1%
Ameren Corp.	51,000	1,689,630
Multiline Retail—1.6%
Dillard’s, Inc., Class A	18,000	807,840
Nordstrom, Inc.	31,000	1,541,010
		2,348,850
Oil, Gas & Consumable Fuels—8.5%
Chevron Corp.	10,000	1,064,000
Exxon Mobil Corp.	40,000	3,390,400
HollyFrontier Corp.	66,000	1,544,400
Marathon Oil Corp.	65,000	1,902,550
Murphy Oil Corp.	27,000	1,504,980
Tesoro Corp. (a)(b)	71,000	1,658,560
Valero Energy Corp.	78,000	1,641,900
		12,706,790
Paper & Forest Products—2.2%
International Paper Co.	57,000	1,687,200
MeadWestvaco Corp.	52,000	1,557,400
		3,244,600

See Notes to Financial Statements.

60	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011

BlackRock Large Cap Core Portfolio
Schedule of Investments (concluded)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Personal Products—1.1%
Herbalife Ltd.	31,000	$1,601,770
Pharmaceuticals—7.5%
Abbott Laboratories	23,000	1,293,290
Bristol-Myers Squibb Co.	67,000	2,361,080
Eli Lilly & Co.	48,000	1,994,880
Forest Laboratories, Inc. (a)	52,000	1,573,520
Johnson & Johnson	9,000	590,220
Pfizer, Inc.	161,000	3,484,040
		11,297,030
Semiconductors & Semiconductor Equipment—9.0%
Applied Materials, Inc.	137,000	1,467,270
Avago Technologies Ltd.	50,000	1,443,000
KLA-Tencor Corp.	33,000	1,592,250
Marvell Technology Group Ltd. (a)	97,000	1,343,450
Maxim Integrated Products, Inc.	62,000	1,614,480
Novellus Systems, Inc. (a)	37,000	1,527,730
NVIDIA Corp. (a)	102,000	1,413,720
Teradyne, Inc. (a)(b)	107,000	1,458,410
Xilinx, Inc.	50,000	1,603,000
		13,463,310
Software—3.6%
Activision Blizzard, Inc.	127,000	1,564,640
Microsoft Corp.	87,000	2,258,520
Symantec Corp. (a)	100,000	1,565,000
		5,388,160
Specialty Retail—4.8%
AutoZone, Inc. (a)	2,000	649,940
Best Buy Co., Inc.	68,000	1,589,160
Foot Locker, Inc.	17,000	405,280
GameStop Corp., Class A (a)(b)	64,000	1,544,320
Limited Brands, Inc.	38,000	1,533,300
Williams-Sonoma, Inc.	39,000	1,501,500
		7,223,500
Textiles, Apparel & Luxury Goods—1.1%
Coach, Inc.	28,000	1,709,120
Tobacco—3.3%
Lorillard, Inc.	15,000	1,710,000
Philip Morris International, Inc.	41,000	3,217,680
		4,927,680
Wireless Telecommunication Services—0.9%
MetroPCS Communications, Inc. (a)	156,000	1,354,080
Total Long-Term Investments
(Cost—$139,091,863)—100.1%		150,067,835

Short-Term Securities	Beneficial Interest (000)
BlackRock Liquidity Series, LLC Money
Market Series, 0.22% (c)(d)(e)	$5,241	5,240,782
Total Short-Term Securities
(Cost—$5,240,782)—3.5%		5,240,782
Total Investments
(Cost—$144,332,645)—103.6%		155,308,617
Liabilities in Excess of Other Assets—(3.6)%		(5,358,488)
Net Assets—100.0%		$149,950,129

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.
(c)	Represents the current yield as of report date.
(d)	Investments in companies considered to be an affiliate of the Portfolio during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliate	Beneficial Interest Held at December 31, 2010	Net Activity	Beneficial Interest Held at December 31, 2011	Income
BlackRock Liquidity Funds,
TempFund, Institutional Class	—	—	—	$120
BlackRock Liquidity Series LLC,
Money Market Series	—	$5,240,782	$5,240,782	$9,657

(e)	Security was purchased with the cash collateral from loaned securities.
•	For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes and/or as defined by Portfolio management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.
•	Fair Value Measurements—Various inputs are used in determining the fair value of investments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1—unadjusted price quotations in active markets/exchanges for identical assets and liabilities
•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Portfolio’s perceived risk of investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2011 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$150,067,835	—	—	$150,067,835
Short-Term Securities	—	$5,240,782	—	5,240,782
Total	$150,067,835	$5,240,782	—	$155,308,617

[1]	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011	61

BlackRock Money Market Portfolio
Schedule of Investments December 31, 2011	(Percentages shown are based on Net Assets)

Certificates of Deposit (a)	Par (000)	Value
Yankee—16.1%
Bank of Montreal, Chicago:
0.37%, 1/25/12 (b)	$1,000	$1,000,000
0.23%, 3/01/12	2,000	2,000,000
Bank Of Nova Scotia, Houston, 0.28%,
2/21/12	2,000	2,000,000
Bank of Tokyo-Mitsubishi UFJ Ltd., NY,
0.41%, 2/07/12	2,000	2,000,000
Credit Suisse, NY, 0.40%, 1/26/12	2,000	2,000,000
Mizuho Corporate Bank, Ltd., NY, 0.20%,
1/31/12	3,000	3,000,000
National Australia Bank, NY:
0.32%, 1/19/12	2,000	2,000,000
0.37%, 2/10/12 (b)	1,000	1,000,000
0.32%, 2/21/12	2,000	2,000,000
Rabobank Nederland NV, NY:
0.24%, 1/17/12	2,000	2,000,000
0.43%, 3/01/12	2,000	2,000,000
Sumitomo Mitsui Banking Corp., NY, 0.35%,
1/12/12	3,000	3,000,000
Sumitomo Trust & Banking Co Ltd., NY,
0.23%, 1/06/12	2,000	2,000,000
Toronto-Dominion Bank, NY:
0.36%, 1/12/12 (b)	1,000	1,000,000
0.28%, 1/20/12	2,355	2,355,000
0.37%, 4/17/12	2,000	2,000,000
Total Certificates of Deposit—16.1%		31,355,000

Commercial Paper
Amsterdam Funding Corp., 0.32%, 1/05/12 (c)	3,000	2,999,893
Bank of Tokyo-Mitsubishi UFJ Ltd., 0.33%,
1/06/12 (c)	3,000	2,999,862
Cancara Asset Securitisation LLC, 0.31%,
1/13/12 (c)	4,000	3,999,587
Chariot Funding LLC, 0.14%, 1/12/12 (c)	7,500	7,499,679
Commonwealth Bank of Australia, 0.34%,
2/15/12 (c)	3,000	2,998,725
CRC Funding LLC, 0.32%, 1/19/12 (c)	2,215	2,214,646
Credit Suisse NY, 0.35%, 1/12/12 (c)	3,000	2,999,679
Deutsche Bank Financial LLC, 0.44%,
1/10/12 (c)	2,000	1,999,780
Fairway Finance Corp., 0.31%, 4/13/12 (b)	3,000	3,000,000
Govco LLC, 0.31%, 1/27/12 (c)	2,000	1,999,552
Grampian Funding LLC, 0.31%, 1/10/12 (c)	2,000	1,999,845
ING (U.S.) Funding LLC, 0.26%, 1/18/12 (c)	4,200	4,199,484
Kells Funding LLC, 0.50%, 2/10/12 (b)	2,000	2,000,000
JPMorgan Chase & Co., 0.31%, 3/16/12 (b)	1,000	1,000,000
MetLife Short Term Funding LLC, 0.34%,
1/17/12 (c)	2,215	2,214,665
Mizuho Funding LLC, 0.21%, 1/18/12 (c)	2,200	2,199,782
Nordea North America, Inc. (c):
0.43%, 2/16/12	3,000	2,998,352
0.37%, 1/23/12	805	804,818
RBS Holdings USA, Inc., 0.25%, 1/06/12 (c)		3,000
2,999,896
Salisbury Receivables Co., 0.29%, 1/30/12 (c)	2,500	2,499,416
Solitaire Funding LLC, 0.39%, 1/23/12 (c)	1,500	1,499,642
State Street Corp., 0.22%, 3/05/12 (c)	3,000	2,998,827
Sumitomo Mitsui Banking Corp., 0.40%,
2/10/12 (c)	1,000	999,556

Commercial Paper	Par (000)	Value
Thames Asset Global Securitization No . 1 Inc. (c):
0.32%, 1/06/12	$3,000	$2,999,867
0.25%, 1/12/12	3,000	2,999,771
UBS Finance (Delaware) LLC, 0.48%,
2/13/12 (c)	2,000	1,998,853
Victory Receivables Corp. (c):
0.35%, 1/04/12	3,000	2,999,912
0.35%, 1/06/12	4,000	3,999,806
0.37%, 1/12/12	2,215	2,214,750
Westpac Banking Corp. (b):
0.35%, 1/06/12	2,500	2,500,000
0.42%, 1/13/12	2,500	2,500,000
Westpac Securities NZ Ltd., 0.32%,
2/22/12 (c)	3,000	2,998,613
Total Commercial Paper—44.3%		86,337,258

Corporate Notes
JPMorgan Chase Bank NA, 0.43%,
1/16/13 (b)	2,310	2,310,000
Total Corporate Notes—1.2%		2,310,000

Municipal Bonds (d)
Brazos River Harbor TX Nav. District, RB,
VRDN, Joint Venture Project, AMT
(JPMorgan Chase Bank LOC), 0.09%,
1/03/12	2,100	2,100,000
California HFA, RB, VRDN, AMT Home
Mortgage, Series U (Freddie Mac LOC,
Fannie Mae LOC), 0.09%, 1/06/12	1,300	1,300,000
City & County of San Francisco California,
COP, FLOATS, VRDN, Series B001 (Morgan
Stanley Bank Liquidity Facility), 0.34%,
1/06/12 (e)	1,300	1,300,000
City of Houston Texas, Refunding RB, VRDN,
First Lien, Series B-3 (Sumitomo Mitsui
Banking LOC), 0.07%, 1/06/12	3,000	3,000,000
Colorado Housing & Finance Authority, RB,
VRDN, Class I, Series A-3, AMT (Fannie Mae
LOC, Freddie Mac LOC), 0.11%, 1/06/12	2,500	2,500,000
County of Catawba North Carolina, RB, VRDN,
Catawba Valley Medical Center (Branch
Banking & Trust LOC), 0.31%, 1/06/12	4,285	4,285,000
County of Pitkin Colorado, Refunding RB, VRDN,
Aspen Skiing Co. Project, Series A (JPMorgan
Chase & Co. LOC), 0.07%, 1/03/12	2,000	2,000,000
Michigan State HDA, Refunding RB, VRDN,
Series D (Fannie Mae LOC, Freddie Mac LOC),
0.09%, 1/06/12	1,465	1,465,000
New York City Industrial Development Agency, RB,
VRDN, New York Law School Project, Series A
(JPMorgan Chase Bank LOC), 0.06%, 1/06/12	1,875	1,875,000
Rhode Island Housing & Mortgage Finance Corp.,
RB, VRDN, Groves at Johnston Project, AMT
(Freddie Mac LOC), 0.10%, 1/06/12	3,600	3,600,000
State of California, GO, VRDN, Series C-4 (JPMorgan
Chase & Co. LOC), 0.04%, 1/03/12	3,300	3,300,000
Total Municipal Bonds—13.7%		26,725,000

See Notes to Financial Statements.

62	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011

BlackRock Money Market Portfolio
Schedule of Investments (concluded)	(Percentages shown are based on Net Assets)

US Government Sponsored Agency Obligations	Par (000)	Value
Fannie Mae Discount Notes, 0.16%,
8/01/12 (c)	$2,590	$ 2,587,548
Fannie Mae Variable Rate Notes (b):
0.30%, 7/26/12	2,500	2,499,717
0.33%, 9/17/12	2,500	2,499,640
0.34%, 12/20/12	1,500	1,499,706
Federal Home Loan Bank Bonds, 0.17%,
4/23/12	2,000	1,999,645
Federal Home Loan Bank Discount
Notes (c):
0.16%, 4/12/12	1,900	1,899,139
0.16%, 8/14/12	1,840	1,838,152
Freddie Mac Discount Notes, 0.14%,
1/23/12 (c)	1,000	999,914
Freddie Mac Variable Rate Notes (b):
0.28%, 4/03/12	2,000	1,999,793
0.27%, 11/02/12	2,000	1,998,985
0.28%, 1/24/13	500	499,785
0.32%, 9/03/13	2,000	1,999,324
0.28%, 9/13/13	5,000	4,994,843
Total US Government Sponsored
Agency Obligations—14.0%		27,316,191

US Treasury Obligations
US Treasury Notes:
0.88%, 1/31/12	4,725	4,727,682
4.63%, 7/31/12	2,500	2,565,644
0.38%—4.13%, 8/31/12	5,800	5,884,064
4.25%, 9/30/12	3,000	3,092,603
Total US Treasury Obligations—8.3%		16,269,993

Repurchase Agreements
Deutsche Bank Securities, Inc., 0.05%,
1/03/12 (Purchased on 12/30/11 to
be repurchased at $4,015,022,
collateralized by Freddie Mac Medium
Term Notes, 3.15% due 10/28/20, par
and fair values of $4,067,000 and
$4,095,896, respectively)	4,015	4,015,000
Total Repurchase Agreements—2.0%		4,015,000
Total Investments (Cost—$194,328,442*)—99.6%		194,328,442
Other Assets Less Liabilities—0.4%		732,621
Net Assets—100.0%		$195,061,063

*	Cost for federal income tax purposes.
(a)	Issuer is a US branch of foreign domiciled bank.
(b)	Variable rate security. Rate shown is as of report date.
(c)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.
(d)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.
(e)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
•	Fair Value Measurements—Various inputs are used in determining the fair value of investments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1—unadjusted price quotations in active markets/exchanges for identical assets and liabilities
•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Portfolio’s perceived risk of investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of December 31, 2011 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities[1]	—	$194,328,442	—	$194,328,442

[1]	See above Schedule of Investments for values in each security type.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011	63

BlackRock Total Return Portfolio
Schedule of Investments December 31, 2011	(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
321 Henderson Receivables I LLC,
Series 2010-1A, Class A, 5.56%, 7/15/59 (a)	USD	442	$477,395
ACE Securities Corp., Series 2003-OP1,
Class A2, 1.01%, 12/25/33 (b)		23	17,351
AmeriCredit Automobile Receivables Trust:
Series 2011-2, Class C, 3.19%, 10/12/16		215	215,344
Series 2011-5, Class C, 3.44%, 10/08/17		90	90,188
Citibank Omni Master Trust (a):
Series 2009-A8, Class A8, 2.38%, 5/16/16 (b)		630	633,869
Series 2009-A17, Class A17, 4.90%, 11/15/18		250	271,908
Countrywide Asset-Backed Certificates (b):
Series 2003-BC3, Class A2, 0.91%, 9/25/33		28	22,689
Series 2004-5, Class A, 0.74%, 10/25/34		44	37,608
Morgan Stanley ABS Capital I, Series 2005-HE1,
Class A2MZ, 0.59%, 12/25/34 (b)		35	29,101
Nelnet Student Loan Trust, Series 2006-1,
Class A5, 0.61%, 8/23/27 (b)		130	120,202
New Century Home Equity Loan Trust,
Series 2005-2, Class A2MZ, 0.55%, 6/25/35 (b)		103	96,376
Option One Mortgage Loan Trust, Series 2003-4,
Class A2, 0.93%, 7/25/33 (b)		72	56,773
RAAC, Series 2005-SP2, Class 2A, 0.59%,
6/25/44 (b)		249	158,358
Residential Asset Securities Corp., Series
2003-KS5, Class AIIB, 0.87%, 7/25/33 (b)		32	19,942
Scholar Funding Trust, Series 2011-A,
Class A, 1.32%, 10/28/43 (a)(b)		132	126,783
Santander Consumer Acquired Receivables Trust (a):
Series 2011-S1A, Class B, 1.66%, 8/15/16		128	126,601
Series 2011-S1A, Class C, 2.01%, 8/15/16		108	105,830
Series 2011-WO, Class C, 3.19%, 10/15/15		140	141,386
Santander Drive Auto Receivables Trust:
Series 2010-2, Class B, 2.24%, 12/15/14		210	209,450
Series 2010-2, Class C, 3.89%, 7/17/17		250	250,144
Series 2010-B, Class B, 2.10%, 9/15/14 (a)		175	174,682
Series 2010-B, Class C, 3.02%, 0/17/16 (a)		185	183,400
Series 2011-S1A, Class B, 1.48%, 5/15/17 (a)		95	93,581
Series 2011-S1A, Class D, 3.10%, 5/15/17 (a)		103	102,489
SLM Student Loan Trust (b):
Series 2008-5, Class A3, 1.72%, 1/25/18		105	106,640
Series 2008-5, Class A4, 2.12%, 7/25/23		125	128,284
Structured Asset Securities Corp. (b):
Series 2004-23XS, Class 2A1,
0.59%, 1/25/35		95	61,292
Series 2005-GEL2, Class A,
0.57%, 4/25/35		28	25,336
Total Asset-Backed Securities—4.8%			4,083,002

Corporate Bonds
Auto Components—0.1%
BorgWarner, Inc., 4.63%, 9/15/20		65	69,070
Capital Markets—1.6%
The Bear Stearns Cos., Inc., 6.95%, 8/10/12		95	98,518
CDP Financial, Inc., 3.00%, 11/25/14 (a)		270	280,777
Credit Suisse AG, 5.40%, 1/14/20		60	56,590
The Goldman Sachs Group, Inc., 5.25%, 7/27/21		120	117,065
Lehman Brothers Holdings, Inc. (c)(d):
6.50%, 7/19/17		150	15
6.75%, 12/28/17		325	32

Corporate Bonds		Par (000)	Value
Capital Markets (concluded)
Morgan Stanley:
2.95%, 5/14/13 (b)	USD	480	$460,907
5.63%, 9/23/19		100	92,608
5.50%, 7/28/21		230	212,666
			1,319,178
Chemicals—0.4%
CF Industries, Inc., 7.13%, 5/01/20		185	218,762
The Dow Chemical Co., 4.13%, 11/15/21		80	82,058
LyondellBasell Industries NV, 6.00%, 11/15/21 (a)		50	51,875
			352,695
Commercial Banks—4.2%
CIT Group, Inc.:
7.00%, 5/01/17		124	124,499
7.00%, 5/02/17 (a)		20	19,975
Commerzbank AG, 6.38%, 3/22/19		100	91,761
Corporacion Andina de Fomento, 6.88%, 3/15/12		220	221,866
DnB NOR Boligkreditt (a):
2.10%, 10/14/16		960	952,221
2.90%, 3/29/17		610	620,124
Eksportfinans ASA, 5.50%, 5/25/16		155	142,920
HSBC Bank Brasil SA—Banco Multiplo, 4.00%,
5/11/16 (a)		330	327,525
HSBC Bank Plc, 3.10%, 5/24/16 (a)		160	160,009
HSBC Holdings Plc, 6.10%, 1/14/42		70	79,343
Sparebanken 1 Boligkreditt (a):
1.25%, 10/25/14		385	382,260
2.63%, 5/27/17		390	393,380
			3,515,883
Construction Materials—0.2%
Inversiones CMPC SA, 4.75%, 1/19/18 (a)		100	104,327
Lafarge SA, 7.13%, 7/15/36		40	35,317
			139,644
Consumer Finance—0.5%
Credit Acceptance Corp., 9.13%, 2/01/17 (a)		175	182,437
Ford Motor Credit Co. LLC, 6.63%, 8/15/17		100	108,856
SLM Corp., 6.25%, 1/25/16		162	157,542
			448,835
Diversified Financial Services—3.2%
Capital One Financial Corp.:
3.15%, 7/15/16		420	421,797
4.75%, 7/15/21		175	180,095
Citigroup, Inc.:
5.00%, 9/15/14		65	64,331
4.59%, 12/15/15		560	563,582
General Electric Capital Corp., 5.50%, 1/08/20		175	192,551
JPMorgan Chase & Co.:
3.15%, 7/05/16		130	130,609
4.63%, 5/10/21		280	289,702
JPMorgan Chase Bank NA, 6.00%, 7/05/17		450	482,851
Reynolds Group Issuer, Inc. (a):
7.88%, 8/15/19		200	209,000
6.88%, 2/15/21		130	129,350
			2,663,868
Diversified Telecommunication Services—1.2%
GTE Corp., 6.84%, 4/15/18		270	323,411
Level 3 Financing, Inc.:
8.75%, 2/15/17		16	16,280
8.13%, 7/01/19 (a)		105	103,425

See Notes to Financial Statements.

64	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011

BlackRock Total Return Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Diversified Telecommunication Services (concluded)
Telefonica Emisiones SAU, 4.95%, 1/15/15	USD	275	$273,554
Verizon Communications, Inc.:
3.50%, 11/01/21		110	114,523
6.40%, 2/15/38		160	203,104
			1,034,297
Electric Utilities—2.3%
Alabama Power Co., 3.95%, 6/01/21		105	115,170
The Cleveland Electric Illuminating Co.:
8.88%, 11/15/18		13	17,444
5.95%, 12/15/36		56	59,681
Duke Energy Carolinas LLC, 4.25%, 12/15/41		75	78,468
Florida Power & Light Co., 5.95%, 2/01/38		225	295,012
Georgia Power Co., 3.00%, 4/15/16		190	201,462
Hydro-Quebec:
9.40%, 2/01/21		90	137,094
8.40%, 1/15/22		170	248,582
8.05%, 7/07/24		445	661,760
Jersey Central Power & Light Co., 7.35%, 2/01/19		55	69,058
Trans-Allegheny Interstate Line Co., 4.00%,
1/15/15 (a)		60	62,543
			1,946,274
Energy Equipment & Services—1.0%
Ensco Plc:
3.25%, 3/15/16		40	40,806
4.70%, 3/15/21		84	87,478
MEG Energy Corp., 6.50%, 3/15/21 (a)		235	240,287
Peabody Energy Corp., 6.25%, 11/15/21 (a)		260	269,100
Pride International, Inc., 6.88%, 8/15/20		55	64,484
Transocean, Inc.:
6.50%, 11/15/20		75	77,474
6.38%, 12/15/21		50	53,144
			832,773
Food Products—0.4%
Kraft Foods, Inc.:
6.50%, 8/11/17		75	89,217
5.38%, 2/10/20		150	173,078
Sara Lee Corp., 4.10%, 9/15/20		65	65,599
			327,894
Health Care Equipment & Supplies—0.6%
Boston Scientific Corp., 6.25%, 11/15/15		280	310,386
CareFusion Corp., 6.38%, 8/01/19		150	177,127
			487,513
Health Care Providers & Services—0.9%
HCA, Inc.:
6.50%, 2/15/20		183	189,863
7.25%, 9/15/20		225	237,375
Tenet Healthcare Corp.:
6.25%, 11/01/18 (a)		110	111,925
8.88%, 7/01/19		140	157,150
UnitedHealth Group, Inc., 3.38%, 11/15/21		35	36,198
			732,511
Hotels, Restaurants & Leisure—0.3%
MGM Resorts International:
10.38%, 5/15/14		90	102,825
11.13%, 11/15/17		120	136,800
			239,625
Independent Power Producers & Energy Traders—0.3%
Constellation Energy Group, Inc., 7.60%, 4/01/32		25	32,216
Energy Future Intermediate Holding Co. LLC,
10.00%, 12/01/20		230	242,650
			274,866

Corporate Bonds		Par (000)	Value
Insurance—2.8%
Allianz Finance II BV, 5.75%, 7/08/41 (b)	USD	100	$110,120
American International Group, Inc., 5.45%,
5/18/17		85	81,229
AXA SA, 5.25%, 4/16/40 (b)		50	47,224
Fairfax Financial Holdings, Ltd., 5.80%, 5/15/21 (a)		190	181,107
Hartford Financial Services Group, Inc., 6.00%,
1/15/19		80	82,103
Hartford Life Global Funding Trusts, 0.73%,
6/16/14 (b)		550	520,319
ING Verzekeringen NV, 3.27%, 6/21/21 (b)		20	21,795
Lincoln National Corp., 7.00%, 6/15/40		70	79,138
Manulife Financial Corp., 3.40%, 9/17/15		190	191,060
Metropolitan Life Global Funding I (a):
2.88%, 9/17/12		150	151,961
2.50%, 1/11/13		690	698,359
Prudential Financial, Inc.:
5.38%, 6/21/20		110	117,725
4.50%, 11/15/20		110	110,610
			2,392,750
IT Services—0.2%
First Data Corp. (a):
7.38%, 6/15/19		145	136,300
8.25%, 1/15/21		10	8,950
			145,250
Life Sciences Tools & Services—0.0%
Life Technologies Corp., 5.00%, 1/15/21		25	26,159
Machinery—0.1%
Joy Global, Inc., 5.13%, 10/15/21		50	53,373
Navistar International Corp., 3.00%, 10/15/14 (e)		40	43,100
			96,473
Media—3.1%
CBS Corp.:
4.63%, 5/15/18		35	36,390
8.88%, 5/15/19		80	102,751
5.75%, 4/15/20		60	67,457
CCH II LLC, 13.50%, 11/30/16		330	381,150
Cox Communications, Inc., 8.38%, 3/01/39 (a)		150	200,844
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17		53	56,975
Series B, 9.25%, 12/15/17		393	424,440
Comcast Cable Communications Holdings, Inc.,
9.46%, 11/15/22		75	106,867
Comcast Corp.:
5.88%, 2/15/18		152	175,753
6.45%, 3/15/37		95	115,163
CSC Holdings, Inc., 8.50%, 4/15/14		61	67,481
DIRECTV Holdings LLC, 3.13%, 2/15/16		56	56,728
NBC Universal Media LLC:
5.15%, 4/30/20		246	273,890
4.38%, 4/01/21		30	31,661
News America, Inc., 6.40%, 12/15/35		5	5,479
Time Warner Cable, Inc.:
5.88%, 11/15/40		115	124,460
5.50%, 9/01/41		110	115,918
Time Warner, Inc.:
4.70%, 1/15/21		50	53,836
6.10%, 7/15/40		30	35,170
Virgin Media Secured Finance Plc, 6.50%, 1/15/18		150	159,375
			2,591,788

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011	65

BlackRock Total Return Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value
Metals & Mining—1.2%
AngloGold Ashanti Holdings Plc, 5.38%,
4/15/20	USD	75	$74,509
Barrick Gold Corp., 2.90%, 5/30/16		494	507,013
Barrick North America Finance LLC, 4.40%, 5/30/21		5	5,415
Cliffs Natural Resources, Inc., 4.88%, 4/01/21		120	119,568
Newcrest Finance Property, Ltd., 4.45%,
11/15/21 (a)		115	113,433
Novelis, Inc., 8.75%, 12/15/20		145	155,512
			975,450
Multi-Utilities—0.2%
Dominion Resources, Inc., 1.95%, 8/15/16		145	145,714
Multiline Retail—0.7%
Dollar General Corp., 11.88%, 7/15/17 (f)		185	204,425
Macy’s Retail Holdings, Inc.:
5.90%, 12/01/16		195	217,907
7.45%, 7/15/17		122	142,446
			564,778
Oil, Gas & Consumable Fuels—5.1%
Anadarko Petroleum Corp.:
5.95%, 9/15/16		304	344,599
6.38%, 9/15/17		189	219,076
Arch Coal, Inc., 7.25%, 10/01/20		220	224,950
BP Capital Markets Plc, 3.13%, 10/01/15		80	83,794
Chesapeake Energy Corp., 6.63%, 8/15/20		130	139,425
Consol Energy, Inc.:
8.00%, 4/01/17		59	64,605
8.25%, 4/01/20		21	23,205
El Paso Corp., 6.50%, 9/15/20		90	97,289
El Paso Pipeline Partners Operating Co. LLC,
6.50%, 4/01/20		135	148,787
Enterprise Products Operating LLC:
6.13%, 10/15/39		100	111,697
Series L, 6.30%, 9/15/17		125	146,391
KeySpan Gas East Corp., 5.82%, 4/01/41 (a)		60	73,199
Kinder Morgan Energy Partners LP:
5.95%, 2/15/18		50	57,122
6.55%, 9/15/40		25	28,005
6.38%, 3/01/41		40	45,090
Kinder Morgan Finance Co., ULC, 5.70%, 1/05/16		115	117,588
Marathon Petroleum Corp., 6.50%, 3/01/41		151	171,117
MidAmerican Energy Holdings Co., 5.95%, 5/15/37		250	295,426
Nexen, Inc., 7.50%, 7/30/39		210	251,746
Petrobras International Finance Co.:
3.88%, 1/27/16		330	339,970
5.88%, 3/01/18		20	21,887
5.75%, 1/20/20		460	492,255
Plains Exploration & Production Co., 10.00%,
3/01/16		25	27,688
Range Resources Corp.:
7.25%, 5/01/18		185	197,950
5.75%, 6/01/21		25	27,063
Rockies Express Pipeline LLC (a):
3.90%, 4/15/15		210	207,520
6.85%, 7/15/18		50	51,660
Western Gas Partners LP, 5.38%, 6/01/21		170	180,229
Williams Partners LP, 4.13%, 11/15/20		105	107,759
Woodside Finance, Ltd., 4.60%, 5/10/21 (a)		50	51,053
			4,348,145

Corporate Bonds		Par (000)	Value
Paper & Forest Products—0.2%
International Paper Co.:
4.75%, 2/15/22	USD	90	$95,666
6.00%, 11/15/41		70	75,993
			171,659
Pharmaceuticals—0.3%
Teva Pharmaceutical Finance Co. BV, Series 2,
3.65%, 11/10/21		45	45,771
Teva Pharmaceutical Finance II BV, 3.00%,
6/15/15		120	124,963
Teva Pharmaceutical Finance IV BV, 3.65%,
11/10/21		110	111,885
			282,619
Real Estate Investment Trusts (REITs)—0.6%
ERP Operating LP, 4.63%, 12/15/21		110	112,173
Hospitality Properties Trust, 5.63%, 3/15/17		86	87,100
Mack-Cali Realty LP, 7.75%, 8/15/19		75	89,372
Ventas Realty LP, 4.75%, 6/01/21		65	62,735
Vornado Realty LP, 5.00%, 1/15/22		175	176,450
			527,830
Real Estate Management & Development—0.2%
Realogy Corp., 7.88%, 2/15/19 (a)		105	91,350
WEA Finance LLC, 4.63%, 5/10/21 (a)		70	68,705
			160,055
Road & Rail—0.3%
Burlington Northern Santa Fe LLC, 5.75%, 5/01/40		240	287,139
Software—0.1%
Oracle Corp., 5.38%, 7/15/40		100	121,828
Specialty Retail—0.1%
QVC, Inc., 7.50%, 10/01/19 (a)		90	96,525
Thrifts & Mortgage Finance—0.4%
Radian Group, Inc.:
5.63%, 2/15/13		340	219,725
5.38%, 6/15/15		340	157,250
			376,975
Wireless Telecommunication Services—1.4%
America Movil SAB de CV, 2.38%, 9/08/16		205	204,429
Cricket Communications, Inc., 7.75%, 5/15/16		110	113,575
Crown Castle Towers LLC, 6.11%, 1/15/20 (a)		385	424,786
Intelsat Jackson Holdings SA, 7.25%, 4/01/19 (a)		84	85,260
MetroPCS Wireless, Inc., 7.88%, 9/01/18		3	3,041
SBA Tower Trust, 5.10%, 4/15/17 (a)		80	83,300
Sprint Capital Corp., 6.88%, 11/15/28		47	33,546
Sprint Nextel Corp., 9.00%, 11/15/18 (a)		200	210,000
			1,157,937
Total Corporate Bonds—34.2%			28,854,000

Foreign Agency Obligations
Brazilian Government International Bond,
7.13%, 1/20/37		100	138,000
Hellenic Republic Government Bond, 4.60%,
9/20/40	EUR	40	8,853
Indonesia Government International Bond:
4.88%, 5/05/21 (a)	USD	230	246,100
4.88%, 5/05/21		200	214,000

See Notes to Financial Statements.

66	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011

BlackRock Total Return Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Foreign Agency Obligations		Par (000)	Value
Italy Buoni Poliennali Del Tesoro, 4.75%, 9/15/16	USD	680	$834,165
Kreditanstalt fuer Wiederaufbau, 1.38%, 7/15/13		160	161,454
Mexico Government International Bond:
6.38%, 1/16/13		130	135,850
5.63%, 1/15/17		90	103,500
5.13%, 1/15/20		190	217,075
Poland Government International Bond:
6.38%, 7/15/19		60	66,450
5.13%, 4/21/21		205	208,587
Russia Government International Bond, 7.50%,
3/31/30 (g)		230	266,652
South Africa Government International Bond,
5.50%, 3/09/20		300	336,000
Turkey Government International Bond, 7.00%,
3/11/19		100	110,750
Total Foreign Agency Obligations—3.6%			3,047,436

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations—2.3%
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2006-0A5, Class 2A1, 0.49%,
4/25/46 (b)		119	59,384
Series 2006-0A5, Class 3A1, 0.49%,
4/25/46 (b)		201	109,228
Series 2007-J3, Class A10, 6.00%, 7/25/37		479	386,593
Credit Suisse Mortgage Capital Certificates:
Series 2006-8, Class 3A1, 6.00%, 10/25/21		93	73,253
Series 2010-RR2, Class 2A, 5.79%,
9/15/39 (a)(b)		250	278,940
Series 2011-2R, Class 1A1, 4.47%,
3/27/37 (a)(b)		146	135,712
Series 2011-2R, Class 2A1, 2.73%,
7/27/36 (a)(b)		351	340,984
First Horizon Asset Securities, Inc., Series 2005-AR3,
Class 3A1, 5.53%, 8/25/35 (b)		95	77,479
Impac Secured Assets CMN Owner Trust, Series
2004-3, Class 1A4, 1.09%, 11/25/34 (b)		42	37,344
IndyMac INDA Mortgage Loan Trust, Series
2007-AR7, Class 1A1, 5.73%, 11/25/37 (b)		157	112,492
JPMorgan Mortgage Trust:
Series 2006-S2, Class 2A2, 5.88%, 7/25/36		29	26,846
Series 2007-S1, Class 1A2, 5.50%, 3/25/22		27	24,744
Residential Accredit Loans, Inc., Series 2006-Q02,
Class A1, 0.51%, 2/25/46 (b)		146	45,362
Structured Adjustable Rate Mortgage Loan Trust,
Series 2007-3, Class 3A1, 5.22%, 4/25/47 (b)		367	220,114
			1,928,475
Commercial Mortgage-Backed Securities—7.9%
Banc of America Large Loan, Inc., Series 2010-UB4,
Class A4A, 5.01%, 12/20/41 (a)(b)		190	199,139
Banc of America Merrill Lynch Commercial
Mortgage, Inc.:
Series 2003-2, Class A3, 4.87%, 3/11/41 (b)		711	723,335
Series 2006-5, Class AAB, 5.38%, 9/10/47		375	389,211
Series 2006-5, Class AM, 5.45%, 9/10/47		30	28,241
Series 2007-3, Class A4, 5.62%, 6/10/49 (b)		290	310,966
Bear Stearns Commercial Mortgage Securities:
Series 2005-PW10, Class AM, 5.45%,
12/11/40 (b)		30	28,449

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (concluded)
Bear Stearns Commercial Mortgage Securities
(concluded):
Series 2006-PW11, Class A4, 5.44%,
3/11/39 (b)	USD	825	$914,598
Series 2007-PW17, Class A3, 5.74%,
6/11/50		230	241,537
Citigroup/Deutsche Bank Commercial Mortgage Trust,
Series 2006-CD3, Class A5, 5.62%, 10/15/48		60	65,730
CS First Boston Mortgage Securities Corp., Series
2002-CP5, Class A1, 4.11%, 12/15/35		51	50,788
Extended Stay America Trust, Series 2010-ESHA (a):
Class C, 4.86%, 11/05/27		285	288,535
Class D, 5.50%, 11/05/27		165	165,605
GMAC Commercial Mortgage Securities, Inc.:
Series 2003-C3, Class A3, 4.65%, 4/10/40		53	53,159
Series 2006-C1, Class AM, 5.29%,
11/10/45 (b)		50	49,849
Greenwich Capital Commercial Funding Corp.:
Series 2006-GG7, Class AJ, 5.88%,
7/10/38 (b)		70	49,000
Series 2007-GG9, Class A4, 5.44%, 3/10/39		45	48,707
GS Mortgage Securities Corp. II, Series 2007-GG10,
Class A4, 5.79%, 8/10/45 (b)		185	200,907
JPMorgan Chase Commercial Mortgage
Securities Corp.:
Series 2004-LN2, Class A2, 5.12%, 7/15/41		190	200,871
Series 2006-CB14, Class AM, 5.45%,
12/12/44 (b)		80	79,086
Series 2007-CB18, Class A3, 5.45%, 6/12/47		220	231,398
LB-UBS Commercial Mortgage Trust:
Series 2006-C4, Class AM, 5.89%,
6/15/38 (b)		40	40,753
Series 2006-C7, Class AM, 5.38%, 11/15/38		40	38,686
Merrill Lynch Mortgage Trust, Series 2004-KEY2,
Class A4, 4.86%, 8/12/39 (b)		300	319,025
Morgan Stanley Capital I:
Series 1998-WF2, Class G, 6.34%,
7/15/30 (a)(b)		130	136,303
Series 2004-HQ4, Class A7, 4.97%, 4/14/40		250	263,968
Series 2007-HQ12, Class A2, 5.60%,
4/12/49 (b)		45	46,189
Series 2007-HQ12, Class A2FL, 0.53%,
4/12/49 (b)		77	73,230
Series 2007-HQ12, Class A2FX, 5.60%,
4/12/49 (b)		99	101,333
RBSCF Trust, Series 2010-RR3, Class WBTA,
5.90%, 2/16/51 (a)(b)		380	418,968
Wachovia Bank Commercial Mortgage Trust (b):
Series 2005-C20, Class A6A, 5.11%, 7/15/42		552	559,648
Series 2007-C33, Class A4, 5.90%, 2/15/51		280	303,165
			6,620,379
Interest Only Commercial Mortgage-Backed Securities—0.2%
Morgan Stanley Reremic Trust (a):
Series 2009-IO, Class B, 0.00%, 7/17/56		150	126,000
Series 2011-IO, Class A, 2.50%, 3/23/51		80	79,385
			205,385
Total Non-Agency Mortgage-Backed Securities—10.4%			8,754,239

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011	67

BlackRock Total Return Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Preferred Securities		Par (000)	Value
Capital Trusts
Capital Markets—0.2%
Credit Suisse Guernsey Ltd., 5.86% (b)(h)	USD	180	$146,250
Lehman Brothers Holdings Capital Trust VII,
5.86% (c)(d)(h)		55	6
State Street Capital Trust IV, 1.55%, 6/01/77 (b)		20	13,165
			159,421
Commercial Banks—0.3%
ABN AMRO North America Holding Preferred Capital
Repackaging Trust I, 6.52% (a)(b)(h)		150	102,187
Fifth Third Capital Trust IV, 6.50%, 4/15/67 (b)		120	117,600
JPMorgan Chase Capital XXV, Series Y, 6.80%,
10/01/37		50	50,188
			269,975
Consumer Finance—0.2%
Capital One Capital VI, 8.88%, 5/15/40		120	124,547
Insurance—0.2%
American International Group, Inc., 8.18%,
5/15/68 (b)		25	22,250
Swiss Re Capital I LP, 6.85% (a)(b)(h)		125	106,232
XL Group Plc, Series E, 6.50% (b)(h)		90	70,425
			198,907
Total Capital Trusts—0.9%			752,850

Trust Preferreds		Shares
Commercial Banks—0.1%
Citigroup Capital XIII, 7.88% (b)		3,417	87,888
Total Preferred Securities—1.0%			840,738

Taxable Municipal Bonds		Par (000)
New York City Municipal Water Finance
Authority, RB, Second General Resolution,
Series EE:
5.38%, 6/15/43	USD	95	105,280
5.50%, 6/15/43		115	129,075
Total Taxable Municipal Bonds—0.3%			234,355

US Government Sponsored Agency Securities
Agency Obligations—1.7%
Fannie Mae, 10/09/19 (i)		275	211,438
Federal Home Loan Bank of Chicago, 5.63%,
6/13/16		550	623,418
Tennessee Valley Authority, 5.25%, 9/15/39(j)		450	574,430
			1,409,286
Collateralized Mortgage Obligations—0.3%
Freddie Mac Mortgage-Backed Securities:
Series 3068, Class VA, 5.50%, 10/15/16		36	36,450
Series K013, Class A2, 3.97%, 1/25/21 (b)		220	241,882
			278,332
Federal Deposit Insurance Corporation Guaranteed—0.3%
General Electric Capital Corp., 2.13%, 12/21/12		195	198,628

US Government Sponsored Agency Securities		Par (000)	Value
Interest Only Collateralized Mortgage Obligations—1.0%
Fannie Mae Mortgage-Backed Securities (b):
Series 2010-123, Class SE, 5.73%,
11/25/40	USD	624	$69,778
Series 2010-149, Class SJ, 6.24%, 1/25/41		679	102,974
Series 2011-55, Class SH, 6.27%, 6/25/41		715	110,162
Freddie Mac Mortgage-Backed Securities:
Series 3716, Class PI, 4.50%, 4/15/38		544	73,149
Series 3780, Class SM, 6.22%, 12/15/40 (b)		670	99,602
Ginnie Mae Mortgage-Backed Securities (b):
Series 2010-26, Class QS, 5.97%, 2/20/40		1,554	267,148
Series 2010-42, Class DS, 5.42%, 4/20/40		346	44,853
Series 2011-80, Class KS, 6.39%, 6/20/41		436	60,099
			827,765
Mortgage-Backed Securities—51.3%
Fannie Mae Mortgage-Backed Securities:
3.07%, 3/01/41 (b)		81	84,572
3.15%, 3/01/41 (b)		160	166,449
3.32%, 12/01/40 (b)		193	200,746
3.50%, 10/01/26-1/15/42 (j)(k)		6,586	6,791,436
4.00%, 9/01/24-1/15/42 (j)(k)		9,711	10,260,320
4.50%, 1/15/27-1/15/42 (j)(k)		7,600	8,112,524
4.80%, 8/01/38 (b)		326	348,438
5.00%, 7/01/34-1/15/42 (j)(k)		1,687	1,823,855
5.50%, 6/01/33-1/01/39 (l)		3,840	4,192,346
6.00%, 2/01/17-1/15/42 (k)		2,710	2,984,434
6.50%, 7/01/37-10/01/39		977	1,093,739
7.00%, 2/01/16		28	30,308
Freddie Mac Mortgage-Backed Securities:
3.05%, 2/01/41 (b)		174	181,970
4.50%, 1/15/42 (j)(k)		100	105,953
4.95%, 4/01/38 (b)		262	278,382
5.00%, 1/15/42 (k)		900	967,078
5.50%, 1/15/42 (k)		100	108,500
6.00%, 6/01/35		108	118,747
Ginnie Mae Mortgage-Backed Securities (k):
4.00%, 1/15/42		700	750,859
4.50%, 1/15/42		1,400	1,525,344
5.00%, 1/15/42		1,500	1,661,484
5.50%, 5/20/36-1/15/42		729	817,768
6.00%, 1/15/42		600	679,125
			43,284,377
Total US Government Sponsored Agency Securities—54.6%			45,998,388

US Treasury Obligations
US Treasury Bonds:
8.13%, 5/15/21 (j)		930	1,447,022
8.13%, 8/15/21		210	328,913
6.25%, 8/15/23 (j)		920	1,316,750
3.50%, 2/15/39 (j)		1,135	1,276,698
4.25%, 5/15/39		440	559,763
4.38%, 5/15/40		171	222,140
2.13%, 2/15/41		626	844,878
4.75%, 2/15/41		730	1,006,031
4.38%, 5/15/41		185	241,049
3.13%, 11/15/41 (j)		4,305	4,510,159
US Treasury Notes:
0.13%, 9/30/13		415	414,173
0.50%, 8/15/14		2,365	2,375,716
0.25%, 12/15/14 (j)		1,115	1,111,342

See Notes to Financial Statements.

68	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011

BlackRock Total Return Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

US Treasury Obligations		Par (000)	Value
US Treasury Notes (concluded):
2.50%, 4/30/15 (m)	USD	305	$325,492
0.88%, 11/30/16 (i)		4,185	4,197,752
2.25%, 7/31/18		620	659,428
2.63%, 8/15/20		270	291,199
2.00%, 11/15/21 (i)		3,040	3,074,674
Total US Treasury Obligations—28.7%			24,203,179
Total Long-Term Investments
(Cost—$114,401,126)—137.6%			116,015,337

Options Purchased		Contracts
Exchange-Traded Call Options—0.0%
10-Year US Treasury Note:
Strike Price USD 132.00, Expires 1/27/12		8	3,250
Strike Price USD 133.00, Expires 1/27/12		19	3,266
			6,516
Exchange-Traded Put Options—0.0%
10-Year US Treasury Note:
Strike Price USD 127.00, Expires 1/27/12		21	984
Strike Price USD 128.00, Expires 1/27/12		10	938
Eurodollar 1-year Mid-Curve Options:
Strike Price USD 99.00, Expires 1/13/12		23	144
Strike Price USD 99.00, Expires 3/16/12		51	5,100
			7,166
		Notional Amount (000)
Over-the-Counter Call Options—0.0%
EUR Call Option, Strike Price USD 1.45,
Expires 2/17/12, Broker Citibank NA	USD	1,775	436
Over-the-Counter Call Swaptions—0.1%
Sold credit default protection on Dow Jones CDX
North America High Yield Index Series 17, Strike
Price USD 92, Expires 1/18/12, Broker Morgan
Stanley Capital Services Inc. (n)		945 (o)	17,604
Receive a fixed rate of 1.76% and pay a floating
rate based on 3-month LIBOR, Expires 1/26/12,
Broker Deutsche Bank AG		2,300	46,456
			64,060
Over-the-Counter Put Swaptions—0.0%
Pay a fixed rate of 2.85% and receive a floating
rate based on 3-month LIBOR, Expires 1/13/12,
Broker Bank of America NA		1,100	—
Pay a fixed rate of 1.76% and receive a floating
rate based on 3-month LIBOR, Expires 1/26/12,
Broker Deutsche Bank AG		2,300	—
Pay a fixed rate of 2.50% and receive a floating
rate based on 3-month LIBOR, Expires 1/26/12,
Broker Deutsche Bank AG		1,100	—
Pay a fixed rate of 2.70% and receive a floating
rate based on 3-month LIBOR, Expires 1/27/12,
Broker Citibank NA		2,000	243
Pay a fixed rate of 2.85% and receive a floating
rate based on 3-month LIBOR, Expires 2/24/12,
Broker Bank of America NA		700	350

Options Purchased		Notional Amount (000)	Value
Over-the-Counter Put Swaptions (concluded)
Pay a fixed rate of 2.75% and receive a floating
rate based on 3-month LIBOR, Expires 5/11/12,
Broker JPMorgan Chase Bank	USD	800	$4,121
Pay a fixed rate of 2.95% and receive a floating
rate based on 3-month LIBOR, Expires 6/14/12,
Broker Deutsche Bank AG		300	11,001
Pay a fixed rate of 3.50% and receive a floating
rate based on a 6-month EURIBOR,
Expires 11/08/12, Broker Citibank NA		900	23,005
			38,720
Total Options Purchased
(Cost—$213,854)—0.1%			116,898
Total Investments Before TBA Sale Commitments
and Options Written
(Cost—$114,614,980)—137.7%			116,132,235

TBA Sale Commitments (k)		Par (000)
Fannie Mae Mortgage-Backed Securities:
3.50%, 1/15/42		3,700	(3,805,219)
4.00%, 1/15/42		7,500	(7,862,047)
5.50%, 1/15/42		3,600	(3,913,563)
Total TBA Sale Commitments
(Proceeds—$15,476,156)—(18.5)%			(15,580,829)

Options Written		Notional Amount (000)
Over-the-Counter Call Swaptions—(0.2)%
Pay a fixed rate of 2.08% and receive a floating
rate based on 3-month LIBOR, Expires 2/07/12,
Broker Goldman Sachs Bank USA		2,000	(53,083)
Pay a fixed rate of 2.60% and receive a floating
rate based on 3-month LIBOR, Expires 12/16/13,
Broker JPMorgan Chase Bank		500	(26,293)
Pay a fixed rate of 2.56% and receive a floating
rate based on 3-month LIBOR, Expires 12/19/13,
Broker Deutsche Bank AG		500	(25,168)
Pay a fixed rate of 3.88% and receive a floating rate
based on 3-month LIBOR, Expires 6/09/14,
Broker JPMorgan Chase Bank		1,100	(94,749)
			(199,293)
Over-the-Counter Put Swaptions—(0.1)%
Sold credit default protection on Dow Jones CDX
North America High Yield Index Series 17, Strike
Price USD 82, Expires 1/18/12, Broker Morgan
Stanley Capital Services Inc. (n)		709 (o)	(122)
Receive a fixed rate of 2.08% and pay a floating
rate based on 3-month LIBOR, Expires 2/07/12,
Broker Goldman Sachs Bank USA		2,000	—
Receive a fixed rate of 2.60% and pay a floating
rate based on 3-month LIBOR, Expires 12/16/13,
Broker JPMorgan Chase Bank		500	(23,789)
Receive a fixed rate of 2.56% and pay a floating
rate based on 3-month LIBOR, Expires 12/19/13,
Broker Deutsche Bank AG		500	(24,830)

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011	69

BlackRock Total Return Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Options Written		Notional Amount (000)	Value
Over-the-Counter Put Swaptions (concluded)
Receive a fixed rate of 3.88% and pay a floating
rate based on 3-month LIBOR, Expires 6/09/14,
Broker JPMorgan Chase Bank	USD	1,100	$(9,154)
			(57,895)
Total Options Written
(Premiums Received—$221,469)—(0.3)%			(257,188)
Total Investments, Net of TBA Sale Commitments
and Options Written—118.9%			100,294,218
Liabilities in Excess of Other Assets—(18.9)%			(15,962,513)
Net Assets—100.0%			$84,331,705

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Variable rate security. Rate shown is as of report date.
(c)	Issuer filed for bankruptcy and/or is in default of interest payments.
(d)	Non-income producing security.
(e)	Convertible security.
(f)	Represents a payment-in-kind security which may pay interest/dividends in additional par/shares.
(g)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(h)	Security is perpetual in nature and has no stated maturity date.
(i)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(j)	All or a portion of security has been pledged as collateral in connection with open reverse repurchase agreements.
(k)	Represents or includes a TBA transaction. Unsettled TBA transactions as of December 31, 2011 were as follows:
Counterparty	Value	Unrealized Appreciation (Depreciation)
Banc of America Securities	$(822,750)	$(8,906)
BNP Paribas	$1,661,484	$10,547
Citigroup Global Markets, Inc.	$2,990,109	$3,672
Credit Suisse Securities (USA) LLC	$121,594	$(1,281)
Deutsche Bank Securities, Inc.	$(6,162,875)	$(41,000)
Goldman Sachs & Co.	$(299,313)	$(10,813)
Greenwich Capital Markets	$(1,956,375)	$(6,469)
JP Morgan Securities, Inc.	$4,830,500	$13,313
Morgan Stanley & Co.	$967,078	$6,750
UBS Securities	$(617,063)	$(7,500)

(l)	All or a portion of security has been pledged as collateral in connection with swaps.
(m)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.
(n)	Rated B+ using S&P’s rating of the underlying securities.
(o)	The maximum potential amount the Portfolio may pay should a negative credit event take place as defined under the terms of agreement.
•	For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
•	Reverse repurchase agreements outstanding as of December 31, 2011 were as follows:
Counterparty	Interest Rate	Trade Date	Maturity Date	Net Closing Amount	Face Amount
Barclays Capital, Inc.	0.06%	10/27/11	Open	$1,440,494	$1,440,338
Barclays Capital, Inc.	0.07%	10/27/11	Open	1,280,112	1,279,950
BNP Paribas Securities Corp.	0.05%	12/30/11	1/03/12	4,504,131	4,504,106
Credit Suisse Securities (USA) LLC	0.17%	11/29/11	Open	571,586	571,500
Credit Suisse Securities (USA) LLC	0.03%	12/30/11	1/03/12	3,033,760	3,033,750
Credit Suisse Securities LLC	(0.08)%	12/30/11	1/03/12	1,110,809	1,110,819
Deutsche Bank AG	(0.70)%	12/30/11	1/03/12	4,189,905	4,190,231
Merrill Lynch Pierce, Fenner, & Smith, Inc.	0.08%	10/26/11	Open	1,216,047	1,215,869
Total				$17,346,844	$17,346,563

•	Financial futures contracts purchased as of December 31, 2011 were as follows:
Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
25	3-month EURIBOR	NYSE Liffe	March 2012	$8,001,703	$7,795
23	30-Year US Treasury Bond	Chicago Board of Trade	March 2012	$3,330,688	67,129
2	90-Day Euro-Dollar	Chicago Mercantile	December 2012	$496,225	(393)
1	90-Day Euro-Dollar	Chicago Mercantile	June 2013	$248,088	(65)
2	90-Day Euro-Dollar	Chicago Mercantile	September 2013	$496,050	1,744
3	90-Day Euro-Dollar	Chicago Mercantile	December 2013	$743,663	2,377
39	90-Day Euro-Dollar	Chicago Mercantile	December 2014	$9,614,963	22,196
39	90-Day Euro-Dollar	Chicago Mercantile	March 2015	$9,601,313	27,040
Total					$127,823

See Notes to Financial Statements.

70	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011

BlackRock Total Return Portfolio
Schedule of Investments (continued)
•	Financial futures contracts sold as of December 31, 2011 were as follows:
Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
2	2-Year US Treasury Note	Chicago Board of Trade	March 2012	$441,094	$90
46	5-Year US Treasury Note	Chicago Board of Trade	March 2012	$5,669,859	(6,362)
52	10-Year US Treasury Note	Chicago Board of Trade	March 2012	$6,818,500	(41,013)
46	Ultra Long Term US Treasury Bond	Chicago Board of Trade	March 2012	$7,368,625	(48,244)
72	Euro-Schatz Future	Eurex	March 2012	$10,282,147	(26,661)
7	90-Day Euro-Dollar	Chicago Mercantile	March 2012	$1,738,713	394
3	90-Day Euro-Dollar	Chicago Mercantile	June 2012	$744,713	204
4	90-Day Euro-Dollar	Chicago Mercantile	September 2012	$992,650	514
2	90-Day Euro-Dollar	Chicago Mercantile	March 2013	$496,250	320
Total					$(120,758)

•	Foreign currency exchange contracts as of December 31, 2011 were as follows:
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	255,000	USD	343,427	Deutsche Bank AG	1/25/12	$(13,351)
EUR	300,000	USD	400,006	Royal Bank of Scotland Plc	1/25/12	(11,681)
USD	994,566	EUR	728,000	Citibank NA	1/25/12	52,231
USD	939,276	EUR	690,000	Royal Bank of Scotland Plc	1/25/12	46,129
Total						$73,328

•	Credit default swaps on single-name issuer—buy protection outstanding as of December 31, 2011 were as follows:
Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
Radian Group, Inc.	5.00%	Citibank NA	3/20/13	$340	$108,221
Eastman Chemical Co.	0.68%	Morgan Stanley & Co., Inc.	9/20/13	$285	(1,566)
Radian Group, Inc.	5.00%	Citibank NA	6/20/15	$340	140,805
Sara Lee Corp.	1.00%	JP Morgan Securities, Inc.	3/20/17	$92	(262)
Total					$247,198

•	Credit default swaps on single-name issuer—sold protection outstanding as of December 31, 2011 were as follows:
Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation (Depreciation)
Aviva USA Corp.	1.00%	Deutsche Bank AG	5/25/12	BBB+	$270	$(362)
Assured Guaranty Corp.	5.00%	Citibank NA	12/20/14	AA-	$35	392
Assured Guaranty Corp.	5.00%	Citibank NA	12/20/14	AA-	$1	21
Assured Guaranty Corp.	5.00%	Citibank NA	3/20/15	AA-	$5	117
Assured Guaranty Corp.	5.00%	Citibank NA	12/20/16	AA-	$50	1,917
MetLife, Inc.	1.00%	Credit Suisse Securities (USA) LLC	9/20/16	A-	$100	(717)
MetLife, Inc.	1.00%	Deutsche Bank AG	9/20/16	A-	$80	(1,165)
MetLife, Inc.	1.00%	Morgan Stanley & Co., Inc.	9/20/16	A-	$60	(1,469)
MetLife, Inc.	1.00%	Morgan Stanley, Inc.	9/20/16	A-	$110	(1,771)
MetLife, Inc.	1.00%	Citibank NA	12/20/16	A-	$425	(11,525)
MetLife, Inc.	1.00%	Citibank NA	12/20/16	A-	$50	(1,052)
Total						$(15,614)

[1]	Using S&P’s rating.
[2]	The maximum potential amount the Portfolio may pay should a negative credit event take place as defined under the terms of agreement.
•	Credit default swaps on traded indexes—buy protection outstanding as of December 31, 2011 were as follows:
Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
Dow Jones CDX Emerging
Markets Series 14	5.00%	Morgan Stanley & Co., Inc.	12/20/15	$240	$5,063
Dow Jones CDX North America		Credit Suisse Securities (USA)	6/20/16	$88	(247)
Investment Grade Index Series 16	1.00%	LLC
Dow Jones CDX North America
Investment Grade Index Series 16	1.00%	JPMorgan Chase Bank NA	6/20/16	$5	(4)
Dow Jones CDX North America
Investment Grade Index Series 16	1.00%	Morgan Stanley & Co., Inc.	6/20/16	$336	(2,807)
Dow Jones CDX North America
Investment Grade Index Series 17	1.00%	Citibank NA	12/20/16	$495	(2,562)
Dow Jones CDX North America
Investment Grade Index Series 17	1.00%	Deutsche Bank AG	12/20/16	$696	(3,834)

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011	71

BlackRock Total Return Portfolio
Schedule of Investments (continued)

•	Credit default swaps on traded indexes—buy protection outstanding as of December 31, 2011 were as follows (concluded):
Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
Dow Jones CDX North America
Investment Grade Index Series 17	1.00%	Morgan Stanley & Co., Inc.	12/20/16	$890	$(1,866)
MCDX North America Series 16	1.00%	Morgan Stanley & Co., Inc.	6/20/21	$540	23,951
Total					$17,694

•	Credit default swaps on traded indexes—sold protection outstanding as of December 31, 2011 were as follows:
Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation (Depreciation)
Dow Jones CDX North America
High Yield Index Series 17	5.00%	Credit Suisse Securities (USA) LLC	12/20/16	B+	$245	$1,122
MCDX North America Series 14	0.00%	Goldman Sachs	6/20/20	AA	$270	(12,537)
Markit CMBX North America AAA
Index Series 3	0.08%	Morgan Stanley & Co., Inc.	12/13/49	A+	$120	2,623
Markit CMBX North America AAA
Index Series 4	0.35%	Morgan Stanley & Co., Inc.	2/17/51	A-	$120	2,295
Total						$(6,497)

[1]	Using S&P’s rating of the underlying securities.
[2]	The maximum potential amount the Portfolio may pay should a negative credit event take place as defined under the terms of agreement.
•	Interest rate swaps outstanding as of December 31, 2011 were as follows:
Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.92%[3]	3-month LIBOR	Deutsche Bank AG	2/28/13	USD	2,000	$(5,132)
1.24%[4]	6-month EURIBOR	Citibank NA	12/13/13	EUR	9,185	9,510
1.32%[3]	3-month LIBOR	Citibank NA	12/17/13	USD	700	(8,063)
1.41%[3]	3-month LIBOR	Deutsche Bank AG	12/20/13	USD	1,100	(14,629)
0.73%[4]	3-month LIBOR	Bank of America NA	12/22/13	USD	2,200	225
0.73%[4]	3-month LIBOR	Citibank NA	12/22/13	USD	500	64
0.74%[4]	3-month LIBOR	Deutsche Bank AG	12/22/13	USD	1,000	151
0.74%[4]	3-month LIBOR	Deutsche Bank AG	12/22/13	USD	2,000	498
1.26%[3]	3-month LIBOR	Deutsche Bank AG	12/24/13	USD	1,100	(11,320)
0.80%[4]	3-month LIBOR	Citibank NA	8/09/14	USD	300	210
2.45%[4]	3-month LIBOR	Deutsche Bank AG	4/05/16	USD	300	17,021
1.25%[3]	3-month LIBOR	Deutsche Bank AG	10/05/16	USD	100	(315)
2.57%[4]	3-month LIBOR	Deutsche Bank AG	10/27/20	USD	200	10,956
3.27%[3]	3-month LIBOR	Deutsche Bank AG	5/16/21	USD	210	(23,790)
3.25%[3]	3-month LIBOR	UBS AG	7/05/21	USD	300	(33,348)
2.69%[3]	3-month LIBOR	Citibank NA	8/09/21	USD	300	(18,578)
2.35%[4]	3-month LIBOR	Deutsche Bank AG	8/12/21	USD	300	9,567
2.21%[4]	3-month LIBOR	Credit Suisse Securities (USA) LLC	9/12/21	USD	200	3,694
2.26%[3]	3-month LIBOR	Citibank NA	12/05/21	USD	200	(4,186)
2.24%[3]	3-month LIBOR	Credit Suisse Securities (USA) LLC	12/05/21	USD	800	(15,852)
2.20%[3]	3-month LIBOR	Deutsche Bank AG	12/12/21	USD	200	(3,170)
2.20%[4]	3-month LIBOR	JP Morgan Securities, Inc.	12/12/21	USD	200	(109)
2.03%[4]	3-month LIBOR	Deutsche Bank AG	12/21/21	USD	300	14
2.19%[3]	3-month LIBOR	Deutsche Bank AG	12/29/21	USD	400	(5,569)
3.00%[3]	3-month LIBOR	UBS AG	1/03/22	USD	600	(47,367)
2.58%[3]	6-month EURIBOR	Deutsche Bank AG	11/11/41	EUR	100	(640)
2.68%[3]	6-month EURIBOR	Deutsche Bank AG	11/18/41	EUR	170	(5,745)
Total						$(145,903)

[3]	Portfolio pays a fixed interest rate and receives floating rate.
[4]	Portfolio pays a floating interest rate and receives fixed rate.

See Notes to Financial Statements.

72	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011

BlackRock Total Return Portfolio
Schedule of Investments (continued)

•	Total return swaps outstanding as of December 31, 2011 were as follows:
Reference Entity	Portfolio Pays/Receives the Total Return of the Reference Entity	Fixed Rate/ Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
Consumer Price Index
for All Urban Consumers	Pays	2.18%[1]	Bank of America NA	10/06/21	$425	$(4,120)
Gross return on the Markit
IOS 5.00%, 30-year, fixed rate
Fannie Mae residential
mortgage-backed securities pool	Receives	1-month LIBOR	Bank of America NA	1/12/39	$157	(2,194)
Gross return on the Markit
IOS 5.00%, 30-year, fixed rate
Fannie Mae residential
mortgage-backed securities pool	Pays	1-month LIBOR	JP Morgan Securities, Inc.	1/12/39	$118	(508)
Gross return on the Markit
IOS 5.00%, 30-year, fixed rate
Fannie Mae residential
mortgage-backed securities pool	Pays	1-month LIBOR	JP Morgan Securities, Inc.	1/12/39	$39	58
Gross return on the Markit
IOS 5.50%, 30-year, fixed rate
Fannie Mae residential
mortgage-backed securities pool	Pays	1-month LIBOR	JP Morgan Securities, Inc.	1/12/39	$145	2,082
Gross return on the Markit
IOS 6.00%, 30-year, fixed rate
Fannie Mae residential
mortgage-backed securities pool	Pays	1-month LIBOR	Royal Bank of Scotland Plc	1/12/39	$135	2,540
Total						$(2,142)

[1]	Net payment made at termination.
•	Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1—unadjusted price quotations in active markets/exchanges for identical assets and liabilities
•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Portfolio’s perceived risk of investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of December 31, 2011 in determining the fair valuation of the Portfolio’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed
Securities	—	$3,148,858	$934,144	$4,083,002
Corporate Bonds	—	28,854,000	—	28,854,000
Foreign Agency
Obligations	—	3,047,436	—	3,047,436
Non-Agency
Mortgage-Backed
Securities	—	8,652,906	101,333	8,754,239
Preferred Securities	$87,888	752,850	—	840,738
Taxable
Municipal Bonds	—	234,355	—	234,355
US Government
Sponsored Agency
Securities	—	45,998,388	—	45,998,388
US Treasury Obligations	—	24,203,179	—	24,203,179
Liabilities:
Investments:
TBA Sale Commitments	—	(15,580,829)	—	(15,580,829)
Total	$87,888	$99,311,143	$1,035,477	$100,434,508

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011	73

BlackRock Total Return Portfolio
Schedule of Investments (concluded)

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial
Instruments[1]
Assets:
Credit contracts	—	$304,131	—	$304,131
Foreign currency exchange
contracts	—	98,796	—	98,796
Interest rate contracts	$143,485	141,766	—	285,251
Liabilities:
Credit contracts	—	(30,969)	$(12,899)	(43,868)
Foreign currency
exchange contracts	—	(25,032)	—	(25,032)
Interest rate
contracts	(122,738)	(457,581)	—	(580,319)
Other contracts	—	(4,120)	—	(4,120)
Total	$20,747	$26,991	$(12,899)	$34,839

[1]	Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Asset-Backed Securities	Corporate Bonds	Non-Agency Mortgage- Backed Securities	Total
Assets:
Balance, as of
December 31, 2010	$359,612	$250,000	$402,040	$1,011,652
Accrued discounts/premium	45	—	(1,199)	(1,154)
Net realized gain (loss)	57	—	(72)	(15)
Net change in unrealized
appreciation/depreciation[2]	(11,136)	—	1,045	(10,091)
Purchases	572,278	—	105,150	677,428
Sales	(67,184)	(250,000)	(3,591)	(320,775)
Transfers in3	255,423	—	—	255,423
Transfers out[3]	(174,951)	—	(402,040)	(576,991)
Balance, as of December 31, 2011	$934,144	—	$101,333	$1,035,477

[2]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held at December 31, 2011 was $(10,091).
[3]	The Portfolio’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used to determine fair value:

	Credit Contract	Interest Rate Contracts		Total
Liabilities	Liabilities	Assets	Liabilities
Balance, as of
December 31, 2010	$(6,320)	$8,969	$(27,156)	$(24,507)
Accrued discounts/premium	1,021	25	(86)	960
Net realized gain (loss)	—	(7,897)	(4,194)	(12,091)
Net change in unrealized
appreciation/depreciation[4]	(6,579)	(8,969)	27,156	11,608
Purchases	—	—	—	—
Issuances[5]	(1,429)	—	—	(1,429)
Sales	—	—	—	—
Settlements[6]	408	7,872	4,280	12,560
Transfers in7	—	—	—	—
Transfers out[7]	—	—	—	—
Balance, as of December 31, 2011	$(12,899)	—	—	$(12,899)

[4]	Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on derivative financial instruments still held at December 31, 2011 was $(6,579).
[5]	Issuances represent upfront cash received on certain derivative financial instruments.
[6]	Settlements represent periodic contractual cash flows and/or cash flows to terminate certain derivative financial instruments.
[7]	The Portfolio’s policy is to recognize transfers in and transfers out as of the beginning of the period of the event or the change in circumstances that caused the transfer.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Portfolio had a significant amount of Level 3 investments and derivatives at the beginning and/or end of the period in relation to net assets.

See Notes to Financial Statements.

74	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011

BlackRock U.S. Government Bond Portfolio
Schedule of Investments December 31, 2011	(Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Capital Markets—0.6%
CDP Financial, Inc., 3.00%, 11/25/14 (a)	$ 485	$504,359
Credit Suisse AG, 2.60%, 5/27/16 (a)	200	202,678
		707,037
Commercial Banks—2.4%
Bank Nederlandse Gemeenten, 1.75%, 10/06/15 (a)	1,000	998,287
DnB NOR Boligkreditt (a):
2.10%, 10/14/15	315	312,448
2.90%, 3/29/16	805	818,360
Sparebanken 1 Boligkreditt, 2.63%, 5/27/17 (a)	500	504,333
		2,633,428
Electric Utilities—1.3%
Hydro-Quebec:
9.40%, 2/01/21	125	190,408
8.40%, 1/15/22	225	329,005
8.05%, 7/07/24	590	877,391
		1,396,804
Thrifts & Mortgage Finance—0.5%
Cie de Financement Foncier, 2.50%, 9/16/15 (a)	400	387,083
Northern Rock Plc, 5.63%, 6/22/17 (a)	100	105,150
		492,233
Total Corporate Bonds—4.8%		5,229,502

Foreign Agency Obligations
Kreditanstalt fuer Wiederaufbau, 1.38%, 7/15/13	220	222,000
Landwirtschaftliche Rentenbank:
4.13%, 7/15/13	45	47,151
Series E, 5.25%, 7/02/12	160	163,609
Qatar Government International Bond, 4.00%,
1/20/15 (a)	260	272,090
Total Foreign Agency Obligations—0.6%		704,850

US Government Sponsored Agency Securities
Agency Obligations—2.4%
Fannie Mae:
1.63%, 10/26/15	2,265	2,321,190
4.54%, 10/09/19 (b)	360	276,792
		2,597,982
Collateralized Mortgage Obligations—7.3%
Freddie Mac Mortgage-Backed Securities,
Series K013, Class A2, 3.97%, 1/25/21 (c)	2,060	2,264,898
Ginnie Mae Mortgage-Backed Securities, Class Z (c):
Series 2004-43, 4.50%, 6/16/44	2,451	2,629,310
Series 2004-45, 5.71%, 6/16/45	2,684	3,016,984
		7,911,192
Federal Deposit Insurance Corporation Guaranteed—0.9%
General Electric Capital Corp.:
2.00%, 9/28/12	700	709,523
2.13%, 12/21/12	195	198,628
		908,151
Interest Only Collateralized Mortgage Obligations—0.9%
Ginnie Mae Mortgage-Backed Securities (c):
Series 2002-83, Class IO, 0.50%, 10/16/42	13,377	89,385
Series 2003-109, Class IO, 0.42%, 11/16/43	8,859	60,252
Series 2003-17, Class IO, 0.54%, 3/16/43	13,296	138,172
Series 2004-77, Class IO, 0.41%, 9/16/44	39,666	567,225
Series 2004-9, Class IO, 0.50%, 3/16/34	6,126	97,740
		952,774

US Government Sponsored Agency Securities	Par (000)	Value
Mortgage-Backed Securities—71.1%
Fannie Mae Mortgage-Backed Securities:
3.09%, 3/01/41 (c)	$ 162	$169,144
3.15%, 3/01/41 (c)	240	249,674
3.32%, 12/01/40 (c)	252	263,200
3.50%, 10/01/26—1/01/42 (d)	11,976	12,342,551
4.00%, 9/01/24—1/01/42 (d)	14,244	15,060,921
4.00%, 12/01/41 (d)(e)	1,395	1,475,729
4.50%, 1/01/27—1/01/42 (d)	7,966	8,517,495
5.00%, 1/01/27—1/01/42 (d)	9,601	10,369,071
5.50%, 1/01/27—1/01/39 (d)	6,990	7,628,562
6.00%, 1/01/35—1/01/42 (d)	4,001	4,407,061
6.50%, 7/01/37—1/01/42	2,749	3,077,357
Freddie Mac Mortgage-Backed Securities:
3.05%, 2/01/41 (c)	261	272,955
4.00%, 1/01/27—1/01/42 (d)	3,400	3,565,875
4.50%, 1/01/42 (d)	2,400	2,542,875
5.00%, 1/01/42 (d)	2,200	2,363,969
5.50%, 1/01/42 (d)	900	976,500
8.00%, 3/01/30—6/01/31	25	28,615
Ginnie Mae Mortgage-Backed Securities (d):
4.00%, 1/15/42	2,000	2,145,312
5.50%, 1/15/42	100	112,234
6.00%, 1/15/42	1,000	1,131,875
		76,700,975
Total US Government Sponsored Agency Securities—82.6%		89,071,074

US Treasury Obligations
US Treasury Bonds:
8.13%, 8/15/21 (f)	1,705	2,670,456
6.25%, 8/15/23	1,370	1,960,812
2.13%, 2/15/41	191	258,351
4.38%, 5/15/41	270	351,802
3.13%, 11/15/41	4,470	4,683,022
US Treasury Notes:
0.63%, 1/31/13 (g)	240	241,172
0.13%, 9/30/13	3,375	3,368,277
0.50%, 8/15/14	440	441,994
0.25%, 12/15/14	2,420	2,412,060
0.88%, 11/30/16	4,790	4,804,595
2.25%, 7/31/18	815	866,829
2.63%, 8/15/20	360	388,266
2.00%, 11/15/21	8,695	8,794,175
Total US Treasury Obligations—29.0%		31,241,811
Total Long-Term Investments
(Cost—$123,472,891)—117.0%		126,247,237

Short-Term Securities	Shares
BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.10% (h)(i)	11,858,082	11,858,082
Total Short-Term Securities
(Cost—$11,858,082)—11.0%		11,858,082

Options Purchased	Contracts
Exchange-Traded Call Options—0.0%
10-Year US Treasury Note, Strike Price USD 132,
Expires 1/27/12	10	4,063

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011	75

BlackRock U.S. Government Bond Portfolio
Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Options Purchased	Contracts	Value

Exchange-Traded Put Options—0.0%
10-Year US Treasury Note:
Strike Price USD 127, Expires 1/27/12	25	$1,172
Strike Price USD 128, Expires 1/27/12	13	1,219
Eurodollar 1-Year Mid-Curve Options:
Strike Price USD 99, Expires 1/13/12	30	187
Strike Price USD 99, Expires 3/16/12	65	6,500
		9,078

	Notional Amount (000)
Over-the-Counter Put Swaptions—0.0%
Pay a fixed rate of 2.85% and receive a floating rate
based on 3-month LIBOR, Expires 1/13/12,
Broker Bank of America NA	$1,400	—
Pay a fixed rate of 2.50% and receive a floating rate
based on 3-month LIBOR, Expires 1/26/12,
Broker Deutsche Bank AG	1,400	—
Pay a fixed rate of 2.70% and receive a floating rate
based on 3-month LIBOR, Expires 1/27/12,
Broker Goldman Sachs Bank USA	7,400	897
Pay a fixed rate of 2.95% and receive a floating rate
based on 3-month LIBOR, Expires 6/14/12,
Broker Deutsche Bank AG	400	14,668
		15,565
Total Options Purchased (Cost—$134,351)—0.0%		28,706
Total Investments Before TBA Sale Commitments
and Options Written (Cost—$135,465,324)—128.0%		138,134,025

TBA Sale Commitments	Par (000)

Fannie Mae Mortgage-Backed Securities (d):
3.50%, 1/01/27—1/01/42	4,600	(4,742,843)
4.00%, 1/01/42	13,300	(13,943,611)
4.50%, 1/01/42	3,000	(3,188,250)
5.50%, 1/01/42	4,700	(5,108,312)
Total TBA Sale Commitments
(Proceeds—$26,824,172)—(25.0)%		(26,983,016)

Options Written	Notional Amount (000)
Over-the-Counter Call Swaptions—(0.1)%
Pay a fixed rate of 2.60% and receive a floating rate
based on 3-month LIBOR, Expires 12/16/13,
Broker JPMorgan Chase Bank	600	(31,551)
Pay a fixed rate of 2.56% and receive a floating rate
based on 3-month LIBOR, Expires 12/19/13,
Broker Deutsche Bank AG	600	(30,202)
Pay a fixed rate of 3.88% and receive a floating rate
based on 3-month LIBOR, Expires 6/09/14,
Broker JPMorgan Chase Bank	1,400	(120,590)
		(182,343)

Options Written	Notional Amount (000)	Value
Over-the-Counter Put Swaptions—(0.1)%
Receive a fixed rate of 2.60% and pay a floating rate
based on 3-month LIBOR, Expires 12/16/13,
Broker JPMorgan Chase Bank	$600	$(28,547)
Receive a fixed rate of 2.56% and pay a floating rate
based on 3-month LIBOR, Expires 12/19/13,
Broker Deutsche Bank AG	600	(29,796)
Receive a fixed rate of 3.88% and pay a floating rate
based on 3-month LIBOR, Expires 6/09/14,
Broker JPMorgan Chase Bank	1,400	(11,650)
		(69,993)
Total Options Written
(Premiums Received—$218,900)—(0.2)%		(252,336)
Total Investments, Net of TBA Sale Commitments
and Options Written—102.8%		110,898,673
Liabilities in Excess of Other Assets—(2.8)%		(3,008,406)
Net Assets—100.0%		$107,890,267

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(c)	Variable rate security. Rate shown is as of report date.
(d)	Represents or includes a TBA transaction. Unsettled TBA transactions as of December 31, 2011 were as follows:
Counterparty	Value	Unrealized Appreciation (Depreciation)
Bank of America Securities	$(617,063)	$(6,680)
BNP Paribas	$1,396,891	$8,734
Citigroup Global Markets, Inc.	$3,468,234	$37,078
Credit Suisse Securities (USA) LLC	$8,068,656	$36,297
Deutsche Bank Securities, Inc.	$(10,139,000)	$(57,688)
Goldman Sachs & Co.	$2,408,750	$(2,156)
JPMorgan Securities, Inc.	$(1,441,453)	$(7,734)
Morgan Stanley Capital Services, Inc.	$(1,343,953)	$(8,805)
UBS Securities	$1,503,563	$2,063

(e)	When-issued security. Unsettled when-issued transactions were as follows:
Counterparty	Value	Unrealized Appreciation
Wells Fargo Brokerage	$1,475,729	$6,248

(f)	All or a portion of security has been pledged as collateral in connection with swaps.
(g)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.
(h)	Investments in companies considered to be an affiliate of the Portfolio during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliate	Shares Held at December 31, 2010	Net Activity	Shares Held at December 31, 2011	Realized Gain	Income
BlackRock Liquidity
Funds, TempFund,
Institutional Class	10,691,295	1,166,787	11,858,082	$221	$17,300

(i)	Represents the current yield as of report date.
•	For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes and/or as defined by Portfolio management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

See Notes to Financial Statements.

76	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011

BlackRock U.S. Government Bond Portfolio
Schedule of Investments (continued)

• Financial futures contracts purchased as of December 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
5	90-Day Euro-Dollar	Chicago Mercantile	March 2012	$1,241,938	$2,236
10	30-Year US Treasury Bond	Chicago Board of Trade	March 2012	$1,448,125	18,664
5	Ultra Long US Treasury Bond	Chicago Board of Trade	March 2012	$800,938	19,534
56	2-Year US Treasury Note	Chicago Board of Trade	March 2012	$12,350,625	3,073
11	90-Day Euro-Dollar	Chicago Mercantile	June 2012	$2,730,613	87
15	90-Day Euro-Dollar	Chicago Mercantile	September 2012	$3,722,438	32,096
16	90-Day Euro-Dollar	Chicago Mercantile	December 2012	$3,969,800	(2,844)
9	90-Day Euro-Dollar	Chicago Mercantile	March 2013	$2,233,125	31,575
13	90-Day Euro-Dollar	Chicago Mercantile	June 2013	$3,225,138	(437)
16	90-Day Euro-Dollar	Chicago Mercantile	September 2013	$3,968,400	75,320
14	90-Day Euro-Dollar	Chicago Mercantile	December 2013	$3,470,425	76,105
1	90-Day Euro-Dollar	Chicago Mercantile	March 2014	$247,675	4,797
Total					$260,206

• Financial futures contracts sold as of December 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
115	10-Year US Treasury Note	Chicago Board of Trade	March 2012	$15,079,375	$(23,125)
27	5-Year US Treasury Note	Chicago Board of Trade	March 2012	$3,327,961	(3,789)
Total					$(26,914)

• Interest rate swaps outstanding as of December 31, 2011 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Appreciation (Depreciation)
1.33%[1]	3-month LIBOR	Deutsche Bank AG	7/12/13	$1,100	$10,256
0.74%[1]	3-month LIBOR	Citibank NA	11/18/13	$6,400	3,097
0.80%[2]	3-month LIBOR	Morgan Stanley & Co., Inc.	11/25/13	$6,400	(9,073)
0.81%[2]	3-month LIBOR	Citibank NA	11/25/13	$6,400	(10,225)
0.78%[1]	3-month LIBOR	Citibank NA	11/25/13	$6,400	7,753
0.73%[1]	3-month LIBOR	Bank of America NA	12/22/13	$2,800	287
0.73%[1]	3-month LIBOR	Citibank NA	12/22/13	$600	77
0.74%[1]	3-month LIBOR	Deutsche Bank AG	12/22/13	$1,300	196
0.74%[1]	3-month LIBOR	Deutsche Bank AG	12/22/13	$2,600	647
2.36%[1]	3-month LIBOR	Citibank NA	12/20/15	$1,300	67,811
1.44%[2]	3-month LIBOR	Morgan Stanley & Co., Inc.	10/18/16	$300	(3,527)
2.50%[2]	3-month LIBOR	Deutsche Bank AG	9/30/20	$300	15,111
2.57%[1]	3-month LIBOR	Deutsche Bank AG	10/19/20	$300	16,576
3.18%[2]	3-month LIBOR	Deutsche Bank AG	12/07/20	$5,600	(589,122)
3.27%[2]	3-month LIBOR	Deutsche Bank AG	5/16/21	$2,060	(233,366)
2.35%[1]	3-month LIBOR	Deutsche Bank AG	8/12/21	$500	15,945
2.40%[1]	3-month LIBOR	Bank of America NA	10/21/21	$300	10,468
2.24%[2]	3-month LIBOR	Credit Suisse Securities (USA) LLC	12/05/21	$1,000	(19,815)
2.26%[2]	3-month LIBOR	Citibank NA	12/05/21	$300	(6,280)
2.03%[1]	3-month LIBOR	Deutsche Bank AG	12/21/21	$600	29
2.18%[2]	3-month LIBOR	Deutsche Bank AG	12/29/21	$600	(8,353)
3.00%[2]	3-month LIBOR	UBS AG	1/03/22	$700	(55,262)
Total					$(786,770)

[1]	Pays floating interest rate and receives fixed rate.
[2]	Pays fixed interest rate and receives floating rate.
•	Total return swaps outstanding as of December 31, 2011 were as follows:
Reference Entity	Fund Pays/Receives the Total Return of the Reference Entity	Fixed Rate/ Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Depreciation
Consumer Price Index
for All Urban Consumers	Pays	2.18%[3]	Bank of America NA	10/06/21	$550	$(5,332)

[3]	Net payment made at termination.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011	77

BlackRock U.S. Government Bond Portfolio
Schedule of Investments (concluded)

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1—unadjusted price quotations in active markets/exchanges for identical assets and liabilities
•	Level 2—other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3—unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Portfolio’s perceived risk of investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of December 31, 2011 in determining the fair valuation of the Portfolio’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$126,247,237	—	$126,247,237
Short-Term Securities	$11,858,082	—	—	11,858,082
Liabilities:
Investments:
TBA Sale Commitments	—	(26,983,016)	—	(26,983,016)
Total	$11,858,082	$ 99,264,221	—	$111,122,303

[1]	See above Schedule of Investments for values in each security type.
Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$276,628	$ 163,818	—	$ 440,446
Liabilities:
Interest rate contracts	(30,195)	(1,187,359)	—	(1,217,554)
Other contracts	—	(5,332)	—	(5,332)
Total	$246,433	$(1,028,873)	—	$ (782,440)

[2]	Derivative financial instruments are swaps, financial futures contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instruments and options are shown at value.

See Notes to Financial Statements.

78	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011

Statements of Assets and Liabilities December 31, 2011

	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio[1]	BlackRock High Yield Portfolio
Assets
Investments at value—unaffiliated[2,3]	$577,278,183	$131,065,836	$270,764,656	$41,458,782
Investments at value—affiliated[4]	953,832	4,818,879	1,377,367	5,383,394
Investments sold receivable—unaffiliated	64,745,728	573,681	937,612	1,125
Investments sold receivable—affiliated	—	—	23,536	48,411
TBA sale commitments receivable	40,621,980	—	—	—
Interest receivable	1,782,283	—	911,590	621,680
Unrealized appreciation on swaps	715,649	—	31,428	46,662
Dividends receivable	276,067	80,212	312,424	—
Capital shares sold receivable	29,636	6,517	120,657	—
Foreign currency at value[5]	289,813	438	60,268	—
Unrealized appreciation on foreign currency exchange contracts	272,819	—	222,955	—
Swaps receivable	44,424	—	1,573	7,614
Principal paydown receivable	16,769	—	11,158	50,919
Margin variation receivable	—	—	28,935	—
Securities lending income receivable—affiliated	—	5,912	278	—
Prepaid expenses	21,014	4,337	17,028	9,364
Total assets	687,048,197	136,555,812	274,821,465	47,627,951

Liabilities
Collateral on securities loaned at value	—	3,662,039	155,028	—
Bank overdraft	—	—	174,641	—
Investments purchased payable	108,294,342	512,853	30,031	211,894
TBA sale commitments at value[6]	40,903,000	—	—	—
Reverse repurchase agreements	35,735,813	—	—	—
Options written at value[7]	372,612	—	1,257,613	—
Structured options at value	—	—	79,316	—
Unrealized depreciation on swaps	490,647	—	10,869	336
Swaps payable	492,715	—	3,520	320,404
Capital shares redeemed payable	388,221	1,954	197,250	23,824
Income dividends payable	—	—	—	240,533
Investment advisory fees payable	146,636	41,758	29,576	5,595
Interest expense payable	61,757	—	—	—
Margin variation payable	68,130	—	—	—
Other affiliates payable	1,403	414	1,017	951
Deferred income	—	—	—	2,897
Officer’s and Directors’ fees payable	343	352	138	31
Unrealized depreciation on foreign currency exchange contracts	65,182	—	112,185	—
Other liabilities	66,875	—	159,530	—
Other accrued expenses payable	109,094	26,148	58,108	17,548
Total liabilities	187,196,770	4,245,518	2,268,822	824,013
Net Assets	$499,851,427	$132,310,294	$272,552,643	$46,803,938

Net Assets Consist of
Paid-in capital	$528,520,121	$150,213,518	$298,581,481	$56,223,426
Undistributed (distributions in excess of) net investment income	274,974	41,554	(1,046,940)	35,249
Undistributed (accumulated) net realized gain (loss)	(47,805,381)	(32,516,351)	(4,040,269)	(9,006,441)
Net unrealized appreciation/depreciation	18,861,713	14,571,573	(20,941,629)	(448,296)
Net Assets	$499,851,427	$132,310,294	$272,552,643	$46,803,938
Shares outstanding, $0.10 par value[8]	34,885,170	5,264,423	19,756,077	9,243,373
Net asset value, offering and redemption price per share	$14.33	$25.13	$13.80	$5.06
[1] Consolidated Statement of Assets and Liabilities.
[2] Investments at cost—unaffiliated	$558,581,509	$116,494,258	$291,788,354	$41,953,404
[3] Securities loaned at value	—	$3,572,965	$114,836	—
[4] Investments at cost—affiliated	$953,832	$4,818,879	$1,298,472	$5,383,394
[5] Foreign currency at cost	$295,332	$444	$60,287	—
[6] Proceeds from TBA sale commitments	$40,621,980	—	—	—
[7] Premiums received	$361,474	—	$1,275,307	—
[8] Authorized shares	300 Million	100 Million	100 Million	100 Million

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011	79

Statements of Assets and Liabilities December 31, 2011 (concluded)

	BlackRock Large Cap Core Portfolio	BlackRock Money Market Portfolio	BlackRock Total Return Portfolio	BlackRock U.S. Government Bond Portfolio
Assets
Investments at value—unaffiliated[1,2]	$150,067,835	$194,328,442	$116,132,235	$126,275,943
Investments at value—affiliated[3]	5,240,782	—	—	11,858,082
Cash	—	—	1,167,925	—
Cash pledged as collateral for financial futures contracts	—	—	263,000	63,000
Investments sold receivable	—	—	26,634,892	63,986,932
TBA sale commitments receivable	—	—	15,476,156	26,824,172
Interest receivable	—	176,034	643,055	491,827
Unrealized appreciation on swaps	—	—	343,117	148,253
Dividends receivable	136,911	—	—	—
Capital shares sold receivable	—	625,072	—	—
Foreign currency at value[4]	—	—	130,735	—
Unrealized appreciation on foreign currency exchange contracts	—	—	98,360	—
Swaps receivable	—	—	18,911	50,156
Principal paydown receivable	—	—	12,532	851
Securities lending income receivable—affiliated	3,134	—	—	—
Cash pledged as collateral for options written	—	—	—	5,000
Prepaid expenses	16,007	11,473	14,127	15,300
Other assets	—	—	5,908	140,028
Total assets	155,464,669	195,141,021	160,940,953	229,859,544

Liabilities
Collateral on securities loaned at value	5,240,782	—	—	—
Bank overdraft	180,681	—	—	—
Investments purchased payable	—	—	42,544,166	93,331,537
TBA sale commitments at value[5]	—	—	15,580,829	26,983,016
Reverse repurchase agreements	—	—	17,346,563	—
Options written at value[6]	—	—	257,188	252,336
Unrealized depreciation on swaps	—	—	248,381	940,355
Swaps payable	—	—	27,213	54,633
Capital shares redeemed payable	16,391	14,255	40,312	65,678
Income dividends payable	—	—	277,335	219,351
Investment advisory fees payable	46,957	29,232	20,187	28,987
Swaps premiums received	—	—	191,824	—
Interest expense payable	—	—	19,737	35,706
Margin variation payable	—	—	30,202	16,347
Other affiliates payable	441	525	279	292
Deferred income	—	—	—	—
Officer’s and Directors’ fees payable	36	390	—	205
Unrealized depreciation on foreign currency exchange contracts	—	—	25,032	—
Other liabilities	—	—	—	—
Other accrued expenses payable	29,252	35,556	—	40,834
Total liabilities	5,514,540	79,958	76,609,248	121,969,277
Net Assets	$149,950,129	$195,061,063	$84,331,705	$107,890,267

Net Assets Consist of
Paid-in capital	$173,462,877	$195,060,454	$89,824,153	$104,640,187
Undistributed (distributions in excess of) net investment income	122,442	—	256,687	758,021
Undistributed (accumulated) net realized gain (loss)	(34,611,162)	609	(7,298,375)	258,257
Net unrealized appreciation/depreciation	10,975,972	—	1,549,240	2,233,802
Net Assets	$149,950,129	$195,061,063	$84,331,705	$107,890,267
Shares outstanding, $0.10 par value[7]	8,040,854	195,060,454	7,418,756	9,334,414
Net asset value, offering and redemption price per share	$18.65	$1.00	$11.37	$11.56
[1] Investments at cost—unaffiliated	$139,091,863	$194,328,442	$114,614,980	$123,607,242
[2] Securities loaned at value	$5,091,669	—	—	—
[3] Investments at cost—affiliated	$5,240,782	—	—	$11,858,082
[4] Foreign currency at cost	—	—	$133,642	—
[5] Proceeds from TBA sale commitments	—	—	$15,476,156	$26,824,172
[6] Premiums received	—	—	$221,469	$218,900
[7] Authorized shares	100 Million	2 Billion	100 Million	100 Million

See Notes to Financial Statements.

80	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011

Statements of Operations Year Ended December 31, 2011

	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio[1]	BlackRock High Yield Portfolio
Investment Income
Dividends—unaffiliated	$6,032,384	$1,750,661	$8,137,473	$71,717
Foreign taxes withheld	(63,900)	(144)	(457,537)	(42)
Dividends—affiliated	5,652	1,232	3,286	1,417
Interest	9,619,414	—	4,416,388	3,743,610
Securities lending—affiliated	—	21,776	1,310	—
Total income	15,593,550	1,773,525	12,100,920	3,816,702

Expenses
Investment advisory	1,833,279	579,715	1,684,394	172,153
Accounting services	164,138	42,586	140,583	37,273
Professional	70,470	48,994	92,172	52,767
Custodian	89,995	16,104	240,746	19,738
Officer and Directors	25,546	19,195	24,413	16,760
Printing	38,269	12,996	42,486	5,730
Transfer agent	5,000	5,000	5,000	5,000
Miscellaneous	53,740	14,489	49,192	15,002
Total expenses excluding interest expense and dividend expense	2,280,437	739,079	2,278,986	324,423
Interest expense	39,001	—	—	4,440
Total expenses	2,319,438	739,079	2,278,986	328,863
Less fees waived by advisor	(3,579)	(857)	(133,712)	(78,575)
Total expenses after fees waived	2,315,859	738,222	2,145,274	250,288
Net investment income	13,277,691	1,035,303	9,955,646	3,566,414

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments—unaffiliated	41,715,618	16,153,611	34,511,153	456,883
Investments—affiliated	—	—	621,129	83
Financial futures contracts	(4,826,598)	—	2,606,425	—
Foreign currency transactions	345,823	6,256	1,716,084	—
Option written and structured options	(1,421,263)	—	(379,987)	—
Borrowed bonds	143,627	—	—	—
Swaps	452,007	—	(10,954)	(291,608)
	36,409,214	16,159,867	39,063,850	165,358

Net change in unrealized appreciation/depreciation on:
Investments	(26,638,422)	(31,652,561)	(64,046,207)	(2,452,426)
Financial futures contracts	12,482	—	60,238	—
Foreign currency transactions	178,948	(4,997)	(464,894)	(15)
Option written and structured options	350,689	—	(60,273)	—
Swaps	524,843	—	(9,587)	46,326
Unfunded loan commitments	—	—	—	1,289
	(25,571,460)	(31,657,558)	(64,520,723)	(2,404,826)
Total realized and unrealized gain (loss)	10,837,754	(15,497,691)	(25,456,873)	(2,239,468)
Net Increase (Decrease) in Net Assets Resulting from Operations	$24,115,445	$(14,462,388)	$(15,501,227)	$1,326,946

[1]	Consolidated Statement of Operations.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011	81

Statements of Operations Year Ended December 31, 2011 (concluded)

	BlackRock Large Cap Core Portfolio	BlackRock Money Market Portfolio	BlackRock Total Return Portfolio	BlackRock U.S. Government Bond Portfolio
Investment Income
Dividends—unaffiliated	$2,862,523	—	—	—
Foreign taxes withheld	(34,080)	—	—	—
Dividends—affiliated	120	—	—	$17,300
Interest	—	$591,631	$4,074,715	3,392,090
Securities lending—affiliated	9,657	—	—	—
Total income	2,838,220	591,631	4,074,715	3,409,390

Expenses
Investment advisory	562,200	708,512	298,818	386,877
Accounting services	42,109	58,454	44,767	40,449
Professional	45,362	38,864	41,643	55,599
Custodian	16,821	14,673	43,477	44,180
Officer and Directors	18,799	19,877	17,392	18,046
Printing	12,284	15,019	6,588	11,310
Transfer agent	5,000	5,000	5,000	5,000
Miscellaneous	13,261	14,790	33,604	18,948
Total expenses excluding interest expense and dividend expense	715,836	875,189	491,289	580,409
Interest expense	—	—	18,724	1,345
Total expenses	715,836	875,189	510,013	581,754
Less fees waived by advisor	(68)	(283,632)	(64,152)	(35,995)
Total expenses after fees waived	715,768	591,557	445,861	545,759
Net investment income	2,122,452	74	3,628,854	2,863,631

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments—unaffiliated	13,826,746	1,560	1,585,560	4,378,733
Investments—affiliated	—	—	—	221
Financial futures contracts	—	—	(2,648,006)	(264,101)
Foreign currency transactions	—	—	(48,451)	3,023
Option written and structured options	—	—	(55,697)	(444,281)
Borrowed bonds	—	—	28,588	2,333
Swaps	—	—	(127,985)	(396,225)
	13,826,746	1,560	(1,265,991)	3,279,703

Net change in unrealized appreciation/depreciation on:
Investments	(11,431,767)	—	2,177,734	1,388,174
Financial futures contracts	—	—	14,084	343,884
Foreign currency transactions	—	—	66,774	—
Option written and structured options	—	—	(4,511)	(33,436)
Swaps	—	—	564,892	(830,534)
	(11,431,767)	—	2,818,973	868,088
Total realized and unrealized gain (loss)	2,394,979	1,560	1,552,982	4,147,791
Net Increase (Decrease) in Net Assets Resulting from Operations	$4,517,431	$1,634	$5,181,836	$7,011,422

See Notes to Financial Statements.

82	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011

Statements of Changes in Net Assets

	BlackRock Balanced Capital Portfolio		BlackRock Capital Appreciation Portfolio
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2011	2010	2011	2010
Operations
Net investment income	$13,277,691	$12,832,006	$1,035,303	$776,622
Net realized gain	36,409,214	35,143,079	16,159,867	13,814,181
Net change in unrealized appreciation/depreciation	(25,571,460)	(898,186)	(31,657,558)	14,719,497
Net increase in net assets resulting from operations	24,115,445	47,076,899	(14,462,388)	29,310,300

Dividends to Shareholders From
Net investment income	(13,880,759)	(12,758,496)	(1,000,004)	(806,311)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(41,862,935)	(52,806,525)	(28,677,851)	(10,686,234)

Net Assets
Total decrease in net assets	(31,628,249)	(18,488,122)	(44,140,243)	17,817,755
Beginning of year	531,479,676	549,967,798	176,450,537	158,632,782
End of year	$499,851,427	$531,479,676	$132,310,294	$176,450,537
Undistributed net investment income	$274,974	$670,064	$41,554	—

	BlackRock Global Allocation Portfolio[1]		BlackRock High Yield Portfolio
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2011	2010	2011	2010
Operations
Net investment income	$9,955,646	$6,844,020	$3,566,414	$3,913,211
Net realized gain	39,063,850	6,217,836	165,358	1,609,332
Net change in unrealized appreciation/depreciation	(64,520,723)	20,178,471	(2,404,826)	1,900,971
Net increase (decrease) in net assets resulting from operations	(15,501,227)	33,240,327	1,326,946	7,423,514

Dividends and Distributions to Shareholders From
Net investment income	(19,100,018)	(6,300,006)	(3,564,140)	(3,900,828)
Net realized gain	(3,808,851)	—	—	—
Decrease in net assets resulting from dividends and
distributions to shareholders	(22,908,869)	(6,300,006)	(3,564,140)	(3,900,828)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital
share transactions	(185,764,913)	171,595,067	(4,180,402)	(404,578)

Net Assets
Total increase (decrease) in net assets	(224,175,009)	198,535,388	(6,417,596)	3,118,108
Beginning of year	496,727,652	298,192,264	53,221,534	50,103,426
End of year	$272,552,643	$496,727,652	$46,803,938	$53,221,534
Undistributed (distribution in excess of) net investment income	$(1,046,940)	$(2,030,346)	$35,249	$2,730

[1]	Consolidated Statements of Changes in Net Assets.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011	83

Statements of Changes in Net Assets (concluded)

	BlackRock Large Cap Core Portfolio		BlackRock Money Market Portfolio
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2011	2010	2011	2010
Operations
Net investment income	$2,122,452	$2,012,379	$74	$5,947
Net realized gain	13,826,746	9,111,381	1,560	1,841
Net change in unrealized appreciation/depreciation	(11,431,767)	3,927,239	—	—
Net increase in net assets resulting from operations	4,517,431	15,050,999	1,634	7,788

Dividends to Shareholders From
Net investment income	(2,012,381)	(2,356,592)	(74)	(5,947)
Net realized gain	—	—	(1,316)	(12,821)
Decrease in net assets resulting from dividends and
distributions to shareholders	(2,012,381)	(2,356,592)	(1,390)	(18,768)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(14,752,973)	(18,062,356)	(20,849,288)	(47,662,940)

Net Assets
Total decrease in net assets	(12,247,923)	(5,367,949)	(20,849,044)	(47,673,920)
Beginning of year	162,198,052	167,566,001	215,910,107	263,584,027
End of year	$149,950,129	$162,198,052	$195,061,063	$215,910,107
Undistributed net investment income	$122,442	$12,371	—	—

	BlackRock Total Return Portfolio		BlackRock U.S. Government Bond Portfolio
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2011	2010	2011	2010
Operations
Net investment income	$3,628,854	$4,036,986	$2,863,631	$4,559,502
Net realized gain (loss)	(1,265,991)	2,049,441	3,279,703	4,196,524
Net change in unrealized appreciation/depreciation	2,818,973	1,406,064	868,088	1,660,430
Net increase in net assets resulting from operations	5,181,836	7,492,491	7,011,422	10,416,456

Dividends to Shareholders From
Net investment income	(3,746,655)	(4,301,385)	(3,029,477)	(4,707,773)
Net realized gain	—	—	(1,051,689)	(2,647,438)
Decrease in net assets resulting from dividends and
distributions to shareholders	(3,746,655)	(4,301,385)	(4,081,166)	(7,355,211)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(5,988,033)	(5,861,922)	(10,459,217)	(12,138,260)

Net Assets
Total decrease in net assets	(4,552,852)	(2,670,816)	(7,528,961)	(9,077,015)
Beginning of year	88,884,557	91,555,373	115,419,228	124,496,243
End of year	$84,331,705	$88,884,557	$107,890,267	$115,419,228
Undistributed net investment income	$256,687	$353,152	$758,021	$661,490

See Notes to Financial Statements.

84	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011

Statement of Cash Flows Year Ended December 31, 2011

BlackRock Total Return Portfolio
Cash Provided by Operating Activities:
Net increase in net assets resulting from operations	$5,181,836
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Decrease in interest receivable	291,895
Increase in swaps receivable	(1,322)
Decrease in other assets	2
Increase in prepaid expenses	(11,789)
Increase in investment advisory fees payable	415
Increase in interest expense payable	17,954
Decrease in other affiliates payable	(294)
Increase in cash pledged as collateral for financial futures contracts	(263,000)
Decrease in margin variation payable	(22,295)
Decrease in swaps payable	(31,944)
Decrease in other accrued expenses payable	(45,637)
Decrease in Officer’s and Directors’ fees payable	(284)
Net periodic and termination payments of swaps	4,467
Net realized and unrealized gain	(4,363,340)
Amortization of premium and accretion of discount on investments	324,738
Premiums received from options written	2,411,685
Proceeds from sales and paydowns of long-term investments	1,449,240,882
Purchases of long-term investments	(1,432,754,875)
Proceeds from borrowed bonds transactions	5,518,602
Payments from borrowed bonds transactions	(5,490,140)
Premiums paid on closing options written	(4,320,215)
Cash provided by operating activities	15,687,341

Cash Used for Financing Activities:
Proceeds from shares sold	4,304,127
Cash payments on shares redeemed	(14,062,154)
Cash receipts from borrowings	558,471,151
Cash payments on borrowings	(565,875,280)
Cash dividend paid to shareholders	(1)
Cash used for financing activities	(17,162,157)

Cash Impact from Foreign Exchange Fluctuations:
Cash impact from foreign exchange fluctuations	(1,113)

Cash and Foreign Currency:
Net increase in cash and foreign currency	(1,475,929)
Cash and foreign currency at beginning of year	2,774,589
Cash and foreign currency at end of year	$1,298,660

Cash Flow Information:
Cash paid for interest	$770

Noncash Financing Activities:
Capital shares issued in reinvestment of dividends and distributions paid to shareholders	$3,777,194

A Statement of Cash Flows is presented when the Portfolio has a significant amount of borrowings during the year, based on the average borrowings outstanding in relation to total assets.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011	85

Financial Highlights

	BlackRock Balanced Capital Portfolio
	Year Ended December 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$14.09	$13.20	$11.43	$16.25	$15.83
Net investment income[1]	0.37	0.33	0.34	0.43	0.44
Net realized and unrealized gain (loss)	0.28	0.90	1.79	(4.80)	0.45
Net increase (decrease) from investment operations	0.65	1.23	2.13	(4.37)	0.89
Dividends from net investment income	(0.41)	(0.34)	(0.36)	(0.45)	(0.47)
Net asset value, end of year	$14.33	$14.09	$13.20	$11.43	$16.25

Total Investment Return[2]
Based on net asset value	4.58%	9.37%	18.64%	(26.84)%	5.64%

Ratios to Average Net Assets
Total expenses	0.45%	0.51%	0.46%	0.50%	0.41%
Total expenses after fees waived	0.44%	0.51%	0.46%	0.50%	0.41%
Total expenses after fees waived and excluding
interest expense	0.44%	0.44%	0.45%	0.42%	0.41%
Net investment income	2.55%	2.42%	2.84%	2.99%	2.63%

Supplemental Data
Net assets, end of year (000)	$499,851	$531,480	$549,968	$524,698	$809,360
Portfolio turnover	612%[3]	705%[4]	461%[5]	383%[6]	451%

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.
[3]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 415%.
[4]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 548%.
[5]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 335%.
[6]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 283%.
	BlackRock Capital Appreciation Portfolio
	Year Ended December 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year[1]	$27.72	$23.20	$16.99	$28.05	$23.55
Net investment income	0.17	0.12	0.14	0.17	0.17
Net realized and unrealized gain (loss)	(2.57)	4.53	6.22	(11.06)	4.50
Net increase (decrease) from investment operations	(2.40)	4.65	6.36	(10.89)	4.67
Dividends from net investment income	(0.19)	(0.13)	(0.15)	(0.17)	(0.17)
Net asset value, end of year	$25.13	$27.72	$23.20	$16.99	$28.05

Total Investment Return[2]
Based on net asset value	(8.66)%	20.04%	37.40%	(38.81)%	19.83%

Ratios to Average Net Assets
Total expenses	0.45%	0.46%	0.49%	0.44%	0.43%
Total expenses after fees waived	0.44%	0.46%	0.49%	0.44%	0.43%
Net investment income	0.62%	0.50%	0.72%	0.71%	0.66%

Supplemental Data
Net assets, end of year (000)	$132,310	$176,451	$158,633	$127,953	$233,779
Portfolio turnover	79%	74%	81%	116%	81%

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

86	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011

Financial Highlights (continued)

	BlackRock Global Allocation Portfolio
	Year Ended December 31,
	2011[1]	2010[1]	2009[1]	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$15.59	$14.32	$11.97	$17.95	$17.03
Net investment income[2]	0.33	0.31	0.34	0.38	0.40
Net realized and unrealized gain (loss)	(0.86)	1.17	2.35	(4.14)	2.65
Net increase (decrease) from investment operations	(0.53)	1.48	2.69	(3.76)	3.05
Dividends and distributions from:
Net investment income	(1.05)	(0.21)	(0.28)	(1.00)	(0.65)
Net realized gain	(0.21)	—	—	(1.22)	(1.48)
Tax return of capital	—	—	(0.06)	—	—
Total dividends and distributions	(1.26)	(0.21)	(0.34)	(2.22)	(2.13)
Net asset value, end of year	$13.80	$15.59	$14.32	$11.97	$17.95

Total Investment Return[3]
Based on net asset value	(3.39)%	10.31%	22.59%	(20.75)%	17.96%

Ratios to Average Net Assets
Total expenses	0.47%	0.48%	0.53%	0.60%	0.51%
Total expenses after fees waived	0.44%	0.48%	0.51%	0.55%	0.51%
Total expenses after fees waived and excluding
dividend and interest expense	0.44%	0.48%	0.50%	0.50%	0.51%
Net investment income	2.04%	2.16%	2.63%	2.31%	2.21%

Supplemental Data
Net assets, end of year (000)	$272,553	$496,728	$298,192	$256,591	$338,642
Portfolio turnover	65%	40%	39%	53%	40%

[1]	Consolidated Financial Highlights.
[2]	Based on average shares outstanding.
[3]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.
	BlackRock High Yield Portfolio
	Year Ended December 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$5.33	$4.96	$3.56	$5.47	$5.76
Net investment income[1]	0.38	0.40	0.43	0.43	0.45
Net realized and unrealized gain (loss)	(0.27)	0.37	1.39	(1.91)	(0.29)
Net increase (decrease) from investment operations	0.11	0.77	1.82	(1.48)	0.16
Dividends from net investment income	(0.38)	(0.40)	(0.42)	(0.43)	(0.45)
Net asset value, end of year	$5.06	$5.33	$4.96	$3.56	$5.47

Total Investment Return[2]
Based on net asset value	2.04%	16.20%	53.68%	(28.61)%	2.75%

Ratios to Average Net Assets
Total expenses	0.66%	0.67%	0.73%	0.66%	0.56%
Total expenses after fees waived	0.50%	0.50%	0.49%	0.50%	0.50%
Total expenses after fees waived and excluding interest expense	0.50%	0.50%	0.49%	0.50%	0.50%
Net investment income	7.18%	7.84%	9.91%	8.83%	7.84%

Supplemental Data
Net assets, end of year (000)	$46,804	$53,222	$50,103	$31,058	$50,823
Portfolio turnover	96%	121%	107%	53%	55%

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011	87

Financial Highlights (continued)

	BlackRock Large Cap Core Portfolio
	Year Ended December 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$18.42	$16.98	$14.02	$23.58	$25.18
Net investment income[1]	0.25	0.22	0.23	0.24	0.28
Net realized and unrealized gain (loss)	0.23	1.49	2.98	(9.21)	1.83
Net increase (decrease) from investment operations	0.48	1.71	3.21	(8.97)	2.11
Dividends and distributions from:
Net investment income	(0.25)	(0.27)	(0.25)	(0.23)	(0.29)
Net realized gain	—	—	—	(0.36)	(3.42)
Total dividends and distributions	(0.25)	(0.27)	(0.25)	(0.59)	(3.71)
Net asset value, end of year	$18.65	$18.42	$16.98	$14.02	$23.58

Total Investment Return[2]
Based on net asset value	2.61%	10.09%	22.90%	(37.95)%	8.29%

Ratios to Average Net Assets
Total expenses	0.44%	0.45%	0.47%	0.45%	0.43%
Total expenses after fees waived	0.44%	0.45%	0.47%	0.44%	0.43%
Net investment income	1.32%	1.27%	1.54%	1.22%	1.05%

Supplemental Data
Net assets, end of year (000)	$149,950	$162,198	$167,566	$159,086	$311,244
Portfolio turnover	104%	143%	150%	104%	74%

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.
	BlackRock Money Market Portfolio
	Year Ended December 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0000	0.0000	0.0030	0.0278	0.0492
Net realized gain	—	—	0.0000	0.0000	0.0002
Net increase (decrease) from investment operations	0.0000	0.0000	0.0030	0.0278	0.0494
Dividends and distributions from:
Net investment income	(0.0000)	(0.0000)	(0.0031)	(0.0278)	(0.0492)
Net realized gain	(0.0000)	(0.0001)	(0.0000)	—	—
Total dividends and distributions	(0.0000)	(0.0001)	(0.0031)	(0.0278)	(0.0492)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return[1]
Based on net asset value	0.00%	0.01%	0.32%	2.83%	5.03%

Ratios to Average Net Assets
Total expenses	0.43%	0.43%	0.48%	0.43%	0.41%
Total expenses after fees waived	0.29%	0.35%	0.45%	0.43%	0.41%
Net investment income	0.00%	0.00%	0.32%	2.77%	4.92%

Supplemental Data
Net assets, end of year (000)	$195,061	$215,910	$263,584	$312,788	$301,754

[1]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

88	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011

Financial Highlights (concluded)

	BlackRock Total Return Portfolio
	Year Ended December 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$11.17	$10.79	$9.94	$11.37	$11.41
Net investment income[1]	0.47	0.49	0.55	0.54	0.55
Net realized and unrealized gain (loss)	0.22	0.41	0.88	(1.42)	(0.05)
Net increase (decrease) from investment operations	0.69	0.90	1.43	(0.88)	0.50
Dividends and distributions from net investment income	(0.49)	(0.52)	(0.58)	(0.55)	(0.54)
Net asset value, end of year	$11.37	$11.17	$10.79	$9.94	$11.37

Total Investment Return[2]
Based on net asset value	6.34%	8.51%	14.81%	(7.77)%	4.47%

Ratios to Average Net Assets
Total expenses	0.60%	0.72%	0.62%	0.57%	0.49%
Total expenses after fees waived	0.53%	0.63%	0.52%	0.54%	0.49%
Total expenses after fees waived and excluding interest expense	0.50%	0.50%	0.50%	0.50%	0.49%
Net investment income	4.28%	4.42%	5.35%	5.03%	4.88%

Supplemental Data
Net assets, end of year (000)	$84,332	$88,885	$91,555	$106,108	$112,058
Portfolio turnover	1,237%[3]	1,353%[4]	847%[5]	871%[6]	281%

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.
[3]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 793%.
[4]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 1,009%.
[5]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 568%.
[6]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 607%.
	BlackRock U.S. Government Bond Portfolio
	Year Ended December 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$11.26	$11.02	$11.75	$11.15	$11.20
Net investment income[1]	0.29	0.42	0.43	0.39	0.54
Net realized and unrealized gain (loss)	0.43	0.52	(0.62)	0.49	(0.04)
Net increase (decrease) from investment operations	0.72	0.94	(0.19)	0.88	0.50
Dividends and distributions from:
Net investment income	(0.31)	(0.44)	(0.51)	(0.28)	(0.55)
Net realized gain	(0.11)	(0.26)	(0.03)	—	—
Total dividends and distributions	(0.42)	(0.70)	(0.54)	(0.28)	(0.55)
Net asset value, end of year	$11.56	$11.26	$11.02	$11.75	$11.15

Total Investment Return[2]
Based on net asset value	6.54%	8.67%	(1.61)%	8.01%	4.66%

Ratios to Average Net Assets
Total expenses	0.53%	0.62%	0.53%	0.67%	0.51%
Total expenses after fees waived	0.50%	0.58%	0.51%	0.67%	0.50%
Total expenses after fees waived and excluding
interest expense and fees	0.50%	0.50%	0.49%	0.48%	0.48%
Net investment income	2.62%	3.72%	3.76%	3.47%	4.93%

Supplemental Data
Net assets, end of year (000)	$107,890	$115,419	$124,496	$147,878	$154,590
Portfolio turnover	2,756%[3]	3,218%[4]	2,598%[5]	6,059%[6]	2,313%

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude insurance-related fees and expenses and include the reinvestment of dividends and distributions.
[3]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 1,937%.
[4]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 2,373%.
[5]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 1,947%.
[6]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 5,555%.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011	89

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Series Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company, offering eight separate portfolios (referred to as the “Portfolios” or individually as a “Portfolio”). The Fund is organized as a Maryland corporation. The Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Portfolios offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts.

On March 18, 2011, the Board of Directors (the “Board”) of the Fund approved a change to the investment objectives of BlackRock Government Income Portfolio and BlackRock High Income Portfolio. The two Portfolios will “seek to maximize total return, consistent with income generation and prudent investment management.” In addition, the Board approved a change in names from “BlackRock Government Income Portfolio” and “BlackRock High Income Portfolio” to “BlackRock U.S. Government Bond Portfolio” and “BlackRock High Yield Portfolio”, respectively. These changes were effective on October 1, 2011.

The following is a summary of significant accounting policies followed by the Portfolios:

Basis of Consolidation: The accompanying consolidated financial statements for BlackRock Global Allocation Portfolio include the accounts of BlackRock Cayman Global Allocation Fund I, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Portfolio, which primarily invests in commodity-related instruments. The Subsidiary enables the Portfolio to hold these commodity-related instruments and still satisfy Regulated Investment Company (“RIC”) tax requirements. The Portfolio may invest up to 25% of its total assets in the Subsidiary. Intercompany accounts and transactions have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Portfolio.

Valuation: US GAAP defines fair value as the price the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Portfolios fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Fund’s Board.

BlackRock Money Market Portfolio’s investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and thereafter, a constant proportionate accretion and amortization of any discounts and premiums are recorded until the maturity of the security. BlackRock Money Market Portfolio seeks to maintain its NAV per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

BlackRock Balanced Capital Portfolio, BlackRock Capital Appreciation Portfolio, BlackRock Global Allocation Portfolio, BlackRock High Yield Portfolio, BlackRock Large Cap Core Portfolio, BlackRock Total Return Portfolio and BlackRock U.S. Government Bond Portfolio:

The Portfolios value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Portfolios’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

90	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011

Notes to Financial Statements (continued)

Certain Portfolios value their investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Portfolios may withdraw up to 25% of their investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Portfolio’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Portfolios use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions: The Portfolios’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011	91

Notes to Financial Statements (continued)

transactions. Generally, when the US dollar rises in value against a foreign currency, the Portfolios’ investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Portfolios do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Portfolios report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: Certain Portfolios may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If a Portfolio has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Certain Portfolios may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Collateralized Debt Obligations: Certain Portfolios may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is a bankruptcy remote entity which is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches”, which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Certain Portfolios may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For

92	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011

Notes to Financial Statements (continued)

bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Multiple Class Pass-Through Securities: Certain Portfolios may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Portfolio may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: Certain Portfolios may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Portfolios also may invest in stripped mortgage-backed securities that are privately issued.

Zero-Coupon Bonds: Certain Portfolios may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Capital Trusts: Certain Portfolios may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Preferred Stock: Certain Portfolios may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Certain Portfolios may invest in floating rate loan interests. The floating rate loan interests the Portfolios hold are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Portfolios may invest in obligations of borrowers who are in bankruptcy

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proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as LIBOR (London Interbank Offered Rate), the prime rate offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Portfolios consider these investments to be investments in debt securities for purposes of their investment policies.

When a Portfolio purchases a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Portfolios may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Portfolios upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Portfolios may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Portfolios may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Portfolios having a contractual relationship only with the lender, not with the borrower. The Portfolios will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Portfolios generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Portfolios may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Portfolios will assume the credit risk of both the borrower and the lender that is selling the Participation. The Portfolio’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Portfolios may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Portfolios having a direct contractual relationship with the borrower, and the Portfolios may enforce compliance by the borrower with the terms of the loan agreement.

Borrowed Bond Agreements: Certain Portfolios may enter into borrowed bond agreements. In a borrowed bond agreement, a Portfolio borrows a bond from a counterparty in exchange for cash collateral with the commitment that the security and the cash will be returned to the counterparty and the Portfolio, respectively, at a mutually agreed upon rate and date. Certain agreements have no stated maturity and can be terminated by either party at any time. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between a Portfolio and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. Full realization of the collateral by a Portfolio may be limited if the value of an investment purchased with the cash collateral by the lender decreases. A Portfolio may also experience delays in gaining access to the collateral.

Short Sales: Certain Portfolios may enter into short sale transactions in which a Portfolio sells a security it does not hold in anticipation of a decline in the market price of that security. When a Portfolio makes a short sale, it will borrow the security sold short and deliver it to the counterparty to which it sold the security short. An amount equal to the proceeds received by a Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A Portfolio is required to repay the counterparty any dividends or interest received on the security sold short, which is shown as dividend or interest expense in the Statements

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of Operations. A Portfolio may pay a fee on the assets borrowed from the counterparty, which is shown as stock loan fees in the Statements of Operations. A Portfolio maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. A Portfolio may receive interest on its cash collateral deposited with the broker-dealer. A Portfolio is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which a Portfolio sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received. There is no assurance a Portfolio will be able to close out a short position at a particular time or at an acceptable price.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Portfolios may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolios may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolios may be required to pay more at settlement than the security is worth. In addition, the Portfolios are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Portfolios assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Portfolio’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

TBA Commitments: Certain Portfolios may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Portfolios generally enter into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: Certain Portfolios may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a Portfolio will not be entitled to receive interest and principal payments on the securities sold. A Portfolio accounts for mortgage dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase a Portfolio’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that a Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

Treasury Roll Transactions: Certain Portfolios may enter into treasury roll transactions. In a treasury roll transaction, a Portfolio sells a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. A Portfolio receives cash from the sale of the Treasury security to use for other investment purposes. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between a Portfolio and the counterparty over the term of the borrowing. For US GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase or sale. During the term of the borrowing, interest income from the Treasury security and the related interest expense on the secured borrowing is recorded by a Portfolio on an accrual basis. A Portfolio will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by a Portfolio. If the interest expense exceeds the income earned, a Portfolio’s net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve the risk that the market value of the securities that a Portfolio is required to repurchase may decline below the agreed upon repurchase price of those securities.

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Repurchase Agreements: Certain Portfolios may invest in repurchase agreements. In a repurchase agreement, a Portfolio purchases a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed repurchase amount. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by a Portfolio’s custodian or designated sub-custodians under tri-party repurchase agreements. In the event the counterparty defaults and the fair value of the collateral declines, a Portfolio could experience losses, delays and costs in liquidating the collateral.

Reverse Repurchase Agreements: Certain Portfolios may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, a Portfolio sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A Portfolio may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that a Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Portfolio’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce a Portfolio’s obligation to repurchase the securities.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that a Portfolio either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, foreign currency exchange contracts, swaps, short sales, options, structured options and options written), or certain borrowings (e.g., reverse repurchase agreements, treasury roll transactions and loan payable), a Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when a Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Statements of Operations.

Redemptions-In-Kind: BlackRock Global Allocation Portfolio transferred securities and cash to shareholders in connection with a redemption-in-kind transaction. For purposes of US GAAP, these transactions were treated as a sale of securities and the resulting gains and losses were recognized based on the market value of the securities on the date of the transfer. For tax purposes, no gains or losses were recognized. Gains and losses resulting from such redemptions-in-kind were as follows:

Investments—unaffiliated	$22,990,465
Financial futures contracts	531,367
Options written and structured options	(189,533)
Total	$23,332,299

Dividends and Distributions: BlackRock Money Market Portfolio declares dividends and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at NAV. Dividends are declared from the total of net investment income. For BlackRock Balanced Capital Portfolio, BlackRock Capital Appreciation Portfolio, BlackRock Global Allocation Portfolio and BlackRock Large Cap Core Portfolio, dividends from net investment income are

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declared and paid at least annually. For BlackRock High Yield Portfolio, BlackRock Total Return Portfolio and BlackRock U.S. Government Bond Portfolio, dividends from net investment income are declared daily and paid monthly. For each Portfolio, distributions of capital gains, if any, on investments are paid at least annually and recorded on ex-dividend dates. If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: Certain Portfolios may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of a Portfolio and any additional required collateral is delivered to a Portfolio on the next business day. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, a Portfolio earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, a Portfolio could experience delays and costs in gaining access to the collateral. A Portfolio also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended December 31, 2011, any securities on loan were collateralized by cash.

Income Taxes: It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Portfolio’s US federal tax returns remains open for each of the four years ended December 31, 2011. The statutes of limitations on each Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In May 2011, the Financial Accounting Standards Board (the “FASB”) issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Portfolios’ financial statement disclosures.

In December 2011, the FASB issued guidance that will enhance current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting agreements or similar agreements and will require an entity to disclose both gross and net information about such investments and transactions eligible for offset in the Statements of Assets and Liabilities. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Portfolios’ financial statement disclosures.

Other: Expenses directly related to a Portfolio are charged to that Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Portfolios have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations.

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The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

Certain Portfolios engage in various portfolio investment strategies using derivative contracts both to increase the returns of a Portfolio and to economically hedge, or protect, their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk or other risk (commodity price risk and inflation risk). These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. A Portfolio’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, a Portfolio bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by a Portfolio do not give rise to counterparty credit risk, as options written obligate a Portfolio to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

A Portfolio may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between a Portfolio and each of its respective counterparties. An ISDA Master Agreement allows a Portfolio to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Portfolios from their counterparties are not fully collateralized contractually or otherwise, a Portfolio bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Portfolios manage counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Portfolio’s net assets decline by a stated percentage or the Portfolios fail to meet the terms of its ISDA Master Agreements, which would cause the Portfolios to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: Certain Portfolios purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between a Portfolio and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, a Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by a Portfolio as unrealized appreciation or depreciation. When the contract is closed, a Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: Certain Portfolios enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by a Portfolio, help to manage the overall exposure to the currencies in which some of the investments held by a Portfolio are denominated. The contract is marked-to-market daily and the change in market value is recorded by a Portfolio as an unrealized gain or loss. When the contract is closed, a Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the

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value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Options: Certain Portfolios purchase and write call and put options to increase or decrease their exposure to underlying instruments (including credit risk, equity risk, interest rate risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Portfolios purchase (write) an option, an amount equal to the premium paid (received) by the Portfolios is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Portfolios enter into a closing transaction), the Portfolios realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When a Portfolio writes a call option, such option is “covered,” meaning that a Portfolio holds the underlying instrument subject to being called by the option counterparty. When a Portfolio writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

Certain Portfolios also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold. Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by a Portfolio but not yet delivered, or committed or anticipated to be purchased by a Portfolio.

In purchasing and writing options, a Portfolio bears the risk of an unfavorable change in the value of the underlying instrument or the risk that a Portfolio may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in a Portfolio purchasing or selling a security at a price different from the current market value.

Certain Portfolios invest in structured options to increase or decrease its exposure to an underlying index or group of securities (equity risk). These structured options are European-Style Options and may consist of single or multiple OTC options which are priced as a single security. European-Style Options may only be exercised at the expiration date, but may be transferred/sold prior to the expiration date. The value of a structured option may either increase or decrease with the underlying index or group of securities, depending on the combination of options used. Structured options are issued in units whereby each unit represents a structure based on the specific index with an initial reference strike price. One type of structure involves the combination of selling a put while buying a call on a specific index. This option would rise in value as the underlying index increases and fall in value as the underlying index decreases. Alternatively, another structure involves the sale of a call and the purchase of a put. This option structure would rise in value as the underlying index decreases and fall in value as the underlying index increases. Upon the exercise of the structured option, a Portfolio will receive a payment from, or be required to remit a payment to the counterparty, depending on the value of the underlying index at exercise.

Swaps: Certain Portfolios enter into swap agreements, in which a Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. These payments received or made by a Portfolio are recorded in the Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated,

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a Portfolio will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•	Credit default swaps—Certain Portfolios enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). A Portfolio enters into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). A Portfolio may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, a Portfolio will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, a Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.
•	Total return swaps—Certain Portfolios enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Portfolio will receive a payment from or make a payment to the counterparty.
•	Interest rate swaps—Certain Portfolios enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.
•	Cross-currency swaps—Certain Portfolios enter into cross-currency swaps to gain or reduce exposure to foreign currencies or as an economic hedge against either specific transactions or portfolio instruments (foreign currency exchange rate and/or interest rate risk). Cross-currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.
100	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011

Notes to Financial Statements (continued)

Derivative Financial Instruments Categorized by Risk Exposure:

	Fair Values of Derivative Financial Instruments as of December 31, 2011
	Asset Derivatives
		BlackRock Balanced Capital Portfolio	BlackRock Global Allocation Portfolio	BlackRock High Yield Portfolio	BlackRock Total Return Portfolio	BlackRock U.S. Government Bond Portfolio
	Statements of Assets and Liabilities Location			Value
Interest rate contracts	Net unrealized appreciation/ depreciation[1]; Unrealized appreciation on swaps; Investments at value— unaffiliated[2]	$642,833	$16,247	—	$285,251	$440,446
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	273,938	223,516	—	98,796	—
Credit contracts	Unrealized appreciation on swaps; Investments at value—unaffiliated[2]	654,929	—	$46,662	304,131	—
Equity contracts	Net unrealized appreciation/ depreciation[1]; Unrealized appreciation on swaps; Investments at value— unaffiliated[2] Structured options at value	—	520,705	—	—	—
Other contracts	Unrealized appreciation on swaps	—	—	—	—	—
Total		$1,571,700	$760,468	$46,662	$688,178	$440,446

	Liability Derivatives
		BlackRock Balanced Capital Portfolio	BlackRock Global Allocation Portfolio	BlackRock High Yield Portfolio	BlackRock Total Return Portfolio	BlackRock U.S. Government Bond Portfolio
	Statements of Assets and Liabilities Location			Value
Interest rate contracts	Net unrealized appreciation/ depreciation[1]; Unrealized depreciation on swaps; Options written at value	$1,129,902	$7,789	—	$580,319	$1,217,554
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts; Unrealized depreciation on swaps	65,182	$112,185	—	25,032	—
Credit contracts	Unrealized depreciation on swaps; Options written at value	106,382	—	$336	43,868	—
Equity contracts	Net unrealized appreciation/ depreciation[1]; Unrealized depreciation on swaps; Options written at value; Structured options at value	—	$1,410,626	—	—	—
Other contracts	Unrealized depreciation on swaps	10,616	—	—	4,120	5,332
Total		$1,312,082	$1,530,600	$336	$653,339	$1,222,886

[1]	Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedules of Investments. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.
[2]	Includes options purchased at value as reported in the Schedules of Investments.
BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011	101

Notes to Financial Statements (continued)

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended December 31, 2011

	Net Realized Gain (Loss) From
	BlackRock Balanced Capital Portfolio	BlackRock Global Allocation Portfolio	BlackRock High Yield Portfolio	BlackRock Total Return Portfolio	BlackRock U.S. Government Bond Portfolio
Interest rate contracts:
Financial futures contracts	$(4,826,598)	—	—	$(2,648,006)	$(264,101)
Swaps	577,804	$39,423	—	(97,322)	(390,058)
Options[3]	(2,064,828)	—	—	(621,305)	(549,448)
Foreign currency exchange contracts:
Foreign currency exchange contracts	(49,386)	4,152,631	—	(39,757)	—
Swaps	—	25,417	—	—	—
Options	—	(45,304)	—	—	—
Credit contracts:
Swaps	(113,513)	—	$(291,608)	(25,927)	—
Options[3]	—	—	—	—	—
Equity contracts:
Financial futures contracts	—	2,606,425	—	—	—
Swaps	—	(75,794)	—	—	—
Options[3]	—	508,085	—	—	—
Other contracts:
Swaps	(12,284)	—	—	(4,736)	(6,167)
Total	$(6,488,805)	$7,210,883	$(291,608)	$(3,437,053)	$(1,209,774)

	Net Change in Unrealized Appreciation/Depreciation on
	BlackRock Balanced Capital Portfolio	BlackRock Global Allocation Portfolio	BlackRock High Yield Portfolio	BlackRock Total Return Portfolio	BlackRock U.S. Government Bond Portfolio
Interest rate contracts:
Financial futures contracts	$12,482	—	—	$14,084	$343,884
Swaps	(211,910)	$13,074	—	209,613	(825,202)
Options[3]	401,032	6,589	—	(88,887)	(127,511)
Foreign currency exchange contracts:
Foreign currency exchange contracts	195,789	(424,447)	—	69,011	—
Swaps[3]	—	561	—	—	—
Options[3]	(37,599)	—	—	(14,668)	—
Credit contracts:
Swaps	747,369	—	$46,326	359,399	—
Options[3]	38,496	—	—	15,002	—
Equity contracts:
Financial futures contracts	—	60,238	—	—	—
Swaps	—	(23,222)	—	—	—
Options[3]	—	(600,070)	—	—	—
Other contracts:
Swaps	(10,616)	—	—	(4,120)	(5,332)
Total	$1,135,043	$(967,277)	$46,326	$559,434	$(614,161)

[3]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.
102	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011

Notes to Financial Statements (continued)

For the year ended December 31, 2011, the average quarterly balances of outstanding derivative financial instruments were as follows:

	BlackRock Balanced Capital Portfolio	BlackRock Global Allocation Portfolio	BlackRock High Yield Portfolio	BlackRock Total Return Portfolio	BlackRock U.S. Government Bond Portfolio
Financial futures contracts:
Average number of contracts purchased	252	27	—	98	218
Average number of contracts sold	393	73	—	192	114
Average notional value of contracts purchased	$50,979,216	$1,786,297	—	$20,241,819	$45,919,433
Average notional value of contracts sold	$62,866,525	$7,133,718	—	$30,362,296	$19,422,308
Foreign currency exchange contracts:
Average number of contracts—US dollars purchased	1	57	—	2	—
Average number of contracts—US dollars sold	1	39	—	1	—
Average US dollars amounts purchased	$1,557,472	$16,691,928	—	$625,388	—
Average US dollars amounts sold	$611,188	$32,184,186	—	$271,810	—
Options:
Average number of option contracts purchased	1,137,886	524,391	—	443,891	140
Average number of option contracts written	218	377,340	—	75	94
Average notional value of option contracts purchased	$1,923,500	$28,079,601	—	$724,500	$275,000
Average notional value of option contracts written	$448,500	$39,567,103	—	$149,250	$144,875
Average number of swaption contracts purchased	26	—	—	26	7
Average number of swaption contracts written	34	1	—	31	10
Average notional value of swaption contracts purchased	$71,376,606	—	—	$28,436,250	$12,075,000
Average notional value of swaption contracts written	$76,529,688	$1,520,425	—	$29,277,188	$16,000,000
Structured options:
Average number of units	—	12,832	—	—	—
Average notional value	—	$6,644,604	—	—	—
Credit default swaps:
Average number of contracts—buy protection	11	—	1	11	—
Average number of contracts—sell protection	9	—	1	9	—
Average notional value—buy protection	$10,471,796	—	$7,500	$4,399,926	—
Average notional value—sell protection	$3,485,875	—	$980,000	$1,433,000	—
Interest rate swaps:
Average number of contracts—pays fixed rate	18	2	—	18	10
Average number of contracts—receives fixed rate	15	2	—	10	11
Average notional value—pays fixed rate	$38,693,844	$89,000	—	$16,269,862	$25,782,500
Average notional value—receives fixed rate	$26,375,543	$6,525,500	—	$9,129,415	$13,250,000
Cross—currency swaps:
Average number of contracts—pays fixed rate	—	—	—	—	—
Average number of contracts—receives fixed rate	—	1	—	—	—
Average notional value—pays fixed rate	—	—	—	—	—
Average notional value—receives fixed rate	—	$187,831	—	—	—
Total return swaps:
Average number of contracts	6	3	—	6	2
Average notional value	$3,521,543	$3,791,495	—	$1,351,662	$1,263,728

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011	103

Notes to Financial Statements (continued)

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

The Fund, on behalf of the Portfolios, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Portfolio’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Portfolio. For such services, the Fund pays the Manager a monthly fee at the following annual rates of the eight combined Portfolios’ average daily net assets minus the sum of accrued liabilities as follows:

Average Daily Net Assets	Investment Advisory Fee
First $250 million	0.50%
$250 million–$300 million	0.45%
$300 million–$400 million	0.40%
$400 million–$800 million	0.35%
Greater than $800 million	0.30%

The portion of the assets of a Portfolio to which the rate of each breakpoint level applies will be determined on a “uniform percentage” basis. The uniform percentage applicable to a breakpoint level is determined by dividing the amount of the aggregate average daily net assets of the eight combined Portfolios that falls within that breakpoint level by the aggregate average daily net assets of the eight combined Portfolios. The amount of the fee for a Portfolio at each breakpoint level is determined by multiplying the average net assets of that Portfolio by the uniform percentage applicable to that breakpoint level and multiplying the product by the applicable advisory fee rate.

The Manager entered into a sub-advisory agreement on behalf of the Fund with BlackRock Financial Management, Inc. (“BFM”), BlackRock Investment Management, LLC (“BIM”), BlackRock International Limited (“BIL”) and BlackRock Institutional Management Corporation, Inc. (“BIMC”), as applicable, each affiliates of the Manager, as follows:

Sub-Advisor
BlackRock Balanced Capital Portfolio	BIM and BFM
BlackRock Capital Appreciation Portfolio	BIM
BlackRock Global Allocation Portfolio	BIM and BIL
BlackRock High Yield Portfolio	BFM
BlackRock Large Cap Core Portfolio	BIM
BlackRock Money Market Portfolio[1]	BIMC
BlackRock Total Return Portfolio	BFM
BlackRock U.S. Government Bond Portfolio	BFM

[1]	Effective July 1, 2011, the sub-advisory agreement with BIMC was terminated.

Pursuant to the sub-advisory agreements, the Manager pays each sub-advisor, for services they provide, a monthly fee that is a percentage of the Manager’s investment advisory fee paid by each Portfolio to the Manager.

The Manager contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2012 unless approved by the Board, including a majority of independent Directors.

The current expense limitations as a percentage of net assets are as follows:

BlackRock Balanced Capital Portfolio	0.50%
BlackRock Capital Appreciation Portfolio	0.57%
BlackRock Global Allocation Portfolio	0.57%
BlackRock High Yield Portfolio	0.50%
BlackRock Large Cap Core Portfolio	0.50%
BlackRock Money Market Portfolio	0.50%
BlackRock Total Return Portfolio	0.50%
BlackRock U.S. Government Bond Portfolio	0.50%

104	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011

Notes to Financial Statements (continued)

The following Portfolios had waivers that are included in fees waived by advisor in the Statements of Operations. For the year ended December 31, 2011, the amounts were as follows:

Fees Waived by Manager
BlackRock Balanced Capital Portfolio	$2,442
BlackRock Global Allocation Portfolio	$133,194
BlackRock High Yield Portfolio	$77,711
BlackRock Money Market Portfolio	$283,632
BlackRock Total Return Portfolio	$64,152
BlackRock U.S. Government Bond Portfolio	$26,162

The Manager voluntarily agreed to waive management fees and reimburse operating expenses to enable the BlackRock Money Market Portfolio to maintain a minimum daily net investment income dividend. These amounts are reported in the Statements of Operations as fees waived by advisor. The Manager may discontinue the waiver or reimbursement at any time.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees certain Portfolios pay to the Manager indirectly through their investment in affiliated money market funds, however the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through certain Portfolios’ investment in other affiliated investment companies, if any. These amounts are included in fees waived by advisor in the Statements of Operations. For the year ended December 31, 2011, the amounts waived were as follows:

Fees Waived by Manager
BlackRock Balanced Capital Portfolio	$1,137
BlackRock Capital Appreciation Portfolio	$857
BlackRock Global Allocation Portfolio	$518
BlackRock High Yield Portfolio	$864
BlackRock Large Cap Core Portfolio	$68
BlackRock U.S. Government Bond Portfolio	$9,833

For the year ended December 31, 2011, each Portfolio reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

BlackRock Balanced Capital Portfolio	$5,774
BlackRock Capital Appreciation Portfolio	$1,846
BlackRock Global Allocation Portfolio	$5,654
BlackRock High Yield Portfolio	$ 522
BlackRock Large Cap Core Portfolio	$1,757
BlackRock Money Market Portfolio	$2,013
BlackRock Total Return Portfolio	$1,062
BlackRock U.S. Government Bond Portfolio	$1,044

The Fund, on behalf of Portfolios, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager.

The Fund, on behalf of the Portfolios, received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. As securities lending agent, BIM is responsible for all transaction fees and all other operational costs relating to securities lending activities, other than extraordinary expenses. BIM does not receive any fees for managing the cash collateral. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statements of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedules of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The share of income earned by the Fund on such investments is shown as securities lending—affiliated in the Statements of Operations. For the year ended December 31, 2011, BIM received securities lending agent fees related to securities lending agent fees as follows:

BlackRock Capital Appreciation Portfolio	$11,173
BlackRock Global Allocation Portfolio	$776
BlackRock Large Cap Core Portfolio	$4,132

Certain officers and/or directors of the Portfolios are officers and/or directors of BlackRock or its affiliates. The Portfolios reimburse the Manager for compensation paid to the Fund’s Chief Compliance Officer.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011	105

Notes to Financial Statements (continued)

4. Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the year ended December 31, 2011, were as follows:

	Purchases	Sales
BlackRock Balanced Capital Portfolio	$2,918,392,966	$2,983,452,967
BlackRock Capital Appreciation Portfolio	$131,261,231	$160,160,178
BlackRock Global Allocation Portfolio	$256,430,384	$381,033,112	[1]
BlackRock High Yield Portfolio	$47,288,304	$57,858,748
BlackRock Large Cap Core Portfolio	$168,481,122	$182,863,055
BlackRock Total Return Portfolio	$1,103,503,960	$1,119,992,909
BlackRock U.S. Government Bond Portfolio	$2,642,428,962	$2,670,295,964

1 Including $215,837,974 of sales representing redemptions-in-kind.

For the year ended December 31, 2011, purchases and sales of US government securities were as follows:

	Purchases	Sales
BlackRock Balanced Capital Portfolio	$635,136,905	$633,441,633
BlackRock Global Allocation Portfolio	$25,126,127	$44,490,202
BlackRock Total Return Portfolio	$275,784,929	$281,169,440
BlackRock U.S. Government Bond Portfolio	$409,771,576	$411,633,446

For the year ended December 31, 2011, purchases and sales of mortgage dollar rolls were as follows:

	Purchases	Sales
BlackRock Balanced Capital Portfolio	$1,145,940,975	$1,146,484,747
BlackRock Total Return Portfolio	$494,964,832	$495,148,473
BlackRock U.S. Government Bond Portfolio	$906,952,635	$907,402,934

Transactions in options written for the year ended December 31, 2011, were as follows:

	Calls			Puts
BlackRock Balanced Capital Portfolio	Option Contracts	Notional (000)	Premium Received	Option Contracts	Notional (000)	Premiums Received
Outstanding options, beginning of year	30	$44,500	$2,298,124	30	$61,600	$2,573,407
Options written	715	82,000	3,034,308	684	107,025	3,111,179
Options exercised	(143)	(11,000)	(368,825)	—	(10,300)	(45,529)
Options expired	(268)	(8,400)	(315,948)	(383)	(31,500)	(619,854)
Options closed	(334)	(100,000)	(4,478,289)	(331)	(117,906)	(4,827,099)
Outstanding options, end of year	—	$7,100	$169,370	—	$8,919	$192,104

	Calls			Puts
BlackRock Global Allocation Portfolio	Option Contracts	Notional (000)	Premium Received	Option Contracts	Notional (000)	Premiums Received
Outstanding options, beginning of year	982	—	$202,434	1,107	—	$145,498
Options written	307,850	$1,427	1,572,778	227,705	JPY 235,674	2,162,521
Options exercised	(377)	—	(103,518)	—	—	—
Options expired	(164,110)	(772)	(91,325)	(5,170)	—	(227,920)
Options closed	(68,451)	(655)	(934,357)	(60,917)	(111,356)	(1,450,804)
Outstanding options, end of year	75,894	—	$646,012	162,725	JPY 124,318	$629,295

As of December 31, 2011, for BlackRock Global Allocation Portfolio, the value of portfolio holdings subject to covered call options written was $6,230,845.

	Calls			Puts
BlackRock Total Return Portfolio	Option Contracts	Notional (000)	Premium Received	Option Contracts	Notional (000)	Premiums Received
Outstanding options, beginning of year	—	$18,700	$977,651	—	$22,700	$1,096,651
Options written	297	32,000	1,200,180	230	42,345	1,211,505
Options exercised	(60)	(4,800)	(165,720)	—	—	—
Options expired	(92)	(1,700)	(97,982)	(133)	(11,900)	(237,411)
Options closed	(145)	(40,100)	(1,807,824)	(97)	(48,336)	(1,955,581)
Outstanding options, end of year	—	$4,100	$106,305	—	$4,809	$115,164

106	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011

Notes to Financial Statements (continued)

	Calls			Puts
BlackRock U.S. Government Bond Portfolio	Option Contracts	Notional (000)	Premium Received	Option Contracts	Notional (000)	Premiums Received
Outstanding options, beginning of year	—	—	—	—	—	—
Options written	450	$21,000	$983,091	394	$36,700	$987,246
Options exercised	(74)	(300)	(53,712)	—	—	—
Options expired	(114)	(1,800)	(105,664)	(126)	(19,300)	(186,743)
Options closed	(262)	(16,300)	(714,265)	(268)	(14,800)	(691,053)
Outstanding options, end of year	—	$2,600	$109,450	—	$2,600	$109,450

5. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2011 attributable to the expiration of capital loss carryforwards, the accounting for swap agreements, the classification of investments, amortization and accretion methods on fixed income securities, foreign currency transactions, income recognized from pass-through entities, the sale of stock of passive foreign investment companies, net paydown losses, in-kind redemptions and the reclassification of distributions were reclassified to the following accounts:

	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio	BlackRock High Yield Portfolio	BlackRock Total Return Portfolio	BlackRock U.S. Government Bond Portfolio
Paid-in capital	—	$(18,061,591)	$21,112,992	$(8,354,955)	—	—
Undistributed (distributions in
excess of) net investment
income (loss)	$207,978	$6,255	$10,127,778	$30,245	$21,336	$262,377
Undistributed net realized gain
(accumulated net realized
loss)	$(207,978)	$18,055,336	$(31,240,770)	$8,324,710	$(21,336)	$(262,377)

The tax character of distributions paid during the fiscal years ended December 31, 2011 and December 31, 2010 was as follows:

		BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio	BlackRock High Yield Portfolio	BlackRock Large Cap Core Portfolio	BlackRock Money Market Portfolio	BlackRock Total Return Portfolio	BlackRock U.S. Government Bond Portfolio
Ordinary income	12/31/2011	$13,880,759	$1,000,004	$18,129,177	$3,564,140	$2,012,381	$1,390	$3,746,655	$3,629,485
	12/31/2010	12,758,496	806,311	6,300,006	3,900,828	2,356,592	18,768	4,301,385	7,276,741
Long-term
capital gains	12/31/2011	—	—	4,779,692	—	—	—	—	451,681
	12/31/2010	—	—	—	—	—	—	—	78,470
Total	12/31/2011	$13,880,759	$1,000,004	$22,908,869	$3,564,140	$2,012,381	$1,390	$3,746,655	$4,081,166
	12/31/2010	$12,758,496	$806,311	$6,300,006	$3,900,828	$2,356,592	$18,768	$4,301,385	$7,355,211

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011	107

Notes to Financial Statements (continued)

As of December 31, 2011, the tax components of accumulated net earnings (losses) were as follows:

	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio	BlackRock High Yield Portfolio	BlackRock Large Cap Core Portfolio	BlackRock Money Market Portfolio	BlackRock Total Return Portfolio	BlackRock U.S. Government Bond Portfolio
Undistributed ordinary
income	$476,885	$41,554	—	$86,383	$122,442	$609	$331,671	$1,369,604
Capital loss
carryforwards	(46,388,403)	(29,348,803)	—	(8,397,174)	(32,230,362)	—	(6,485,683)	—
Net unrealized
gains (losses)[1]	17,335,553	13,682,633	$(24,259,199)	(612,354)	9,425,113	—	1,404,425	2,028,193
Qualified late-year
losses[2]	(92,729)	(2,278,608)	(1,769,639)	(496,343)	(829,941)	—	(742,861)	(147,717)
Total	$(28,668,694)	$(17,903,224)	$(26,028,838)	$(9,419,488)	$(23,512,748)	$609	$(5,492,448)	$3,250,080

[1]	The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and straddles, amortization and accretion methods of premiums and discounts on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized gains/losses on certain futures, options and foreign currency exchange contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the timing and recognition of partnership income, the accounting for swap agreements, the classification of investments, the timing of expense recognition and the investment in a wholly owned subsidiary.
[2]	Certain Portfolios have elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2012.

As of December 31, 2011, the Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock High Yield Portfolio	BlackRock Large Cap Core Portfolio	BlackRock Total Return Portfolio
2013	—	—	$1,975,092	—	—
2014	—	—	664,870	—	—
2016	—	$117,171	2,675,598	—	—
2017	$46,388,403	29,231,632	3,081,614	$32,230,362	$4,160,952
No expiration date[3]	—	—	—	—	2,324,731
Total	$46,388,403	$29,348,803	$8,397,174	$32,230,362	$6,485,683

[3]	Must be utilized prior to losses subject to expiration.

As of December 31, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio	BlackRock High Yield Portfolio	BlackRock Large Cap Core Portfolio	BlackRock Total Return Portfolio	BlackRock U.S. Government Bond Portfolio
Tax cost	$560,863,624	$122,202,077	$294,394,393	$47,486,423	$145,883,504	$114,628,693	$135,469,371
Gross unrealized
appreciation	$36,217,770	$20,195,951	$10,287,495	$1,588,316	$15,506,161	$3,530,067	$3,396,616
Gross unrealized
depreciation	(18,849,379)	(6,513,313)	(32,539,865)	(2,232,563)	(6,081,048)	(2,026,525)	(731,962)
Net unrealized
appreciation
(depreciation)	$17,368,391	$13,682,638	$(22,252,370)	$(644,247)	$9,425,113	$1,503,542	$2,664,654

108	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011

Notes to Financial Statements (continued)

6. Borrowings:

The Fund, on behalf of the Portfolios (except for BlackRock Money Market Portfolio), along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expired in November 2011. The Portfolios may borrow under the credit agreement to fund shareholder redemptions. Effective November 2010, the credit agreement had the following terms: a commitment fee of 0.08% per annum based on each Portfolio’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Portfolios paid administration and arrangement fees which were allocated to the Portfolios based on their net assets as of October 31, 2010. Effective November 2011, the credit agreement was renewed until November 2012 with the following terms: a commitment fee of 0.065% per annum based on the Portfolio’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Portfolios paid administration and arrangement fees which were allocated to the Portfolios based on their net assets as of October 31, 2011. The Portfolios did not borrow under the credit agreement during the year ended December 31, 2011.

For the year ended December 31, 2011 the Portfolios’ daily average amount of outstanding transactions considered as borrowings from reverse repurchase agreements and treasury rolls transactions were as follows:

	Average Borrowings	Daily Weighted Average Interest Rate
BlackRock Balanced Capital Portfolio	$38,156,208	0.10%
BlackRock High Yield Portfolio	$784,350	0.57%
BlackRock Total Return Portfolio	$23,372,244	0.08%
BlackRock U.S. Government Bond Portfolio	$1,145,109	0.12%

7. Commitments:

Certain Portfolios may invest in floating rate loan interests. In connection with these investments, the Portfolios may also enter into unfunded floating rate loan interests and bridge loan commitments (“commitments”). Bridge loan commitments may obligate the Portfolios to furnish temporary financing to a borrower until permanent financing can be arranged. At December 31, 2011, the BlackRock High Yield Portfolio had outstanding bridge loan commitments of $230,000. In connection with either of these commitments, the Portfolios earn a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. The unrecognized commitment fee income is recorded on the Statements of Assets and Liabilities as deferred income. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities and Statements of Operations. As of December 31, 2011, none of the Portfolios had any unfunded floating rate loan interests.

8. Concentration, Market and Credit Risk:

In the normal course of business, the Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Portfolios may be exposed to counterparty credit risk, or the risk that an entity with which the Portfolios have unsettled or open transactions may fail to or be unable to perform on its commitments. The Portfolios manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Portfolios to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Portfolio’s Statements of Assets and Liabilities, less any collateral held by the Portfolios.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011	109

Notes to Financial Statements (continued)

Certain Portfolios invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedules of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

As of December 31, 2011, the Capital Appreciation Portfolio invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting the information technology sector would have a greater impact on the Portfolio and could affect the value, income and/or liquidity of positions in such securities.

As of December 31, 2011, BlackRock Global Allocation Portfolio invested a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Portfolio concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on its investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the U.S. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Please see the Schedules of Investments for concentrations in specific countries. As of December 31, 2011, the BlackRock Global Allocation Portfolio had the following industry classifications:

Industry	Percent of Long-Term Investments
Oil, Gas & Consumable Fuels	11%
Foreign Agency Obligations	9
US Treasury Obligations	9
Metals & Mining	5
Other[1]	66

[1]	All other industries held were each less than 5% of long-term investments.

As of December 31, 2011, the Large Cap Core Portfolio invested a significant portion of its assets in securities in the health care and information technology sectors. Changes in economic conditions affecting the health care and information technology sectors would have a greater impact on the Portfolio and could affect the value, income and/or liquidity of positions in such securities.

110	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011

Notes to Financial Statements (concluded)

9. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

Year Ended December 31, 2011	BlackRock Balanced Capital Portfolio		BlackRock Capital Appreciation Portfolio		BlackRock Global Allocation Portfolio		BlackRock High Yield Portfolio
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	277,375	$3,971,923	150,435	$4,257,123	8,791,767	$139,036,622	3,824,499	$19,656,920
Shares issued to
shareholders in
reinvestment of
dividends	964,706	13,880,759	39,526	1,000,004	1,656,462	22,908,869	695,296	3,685,053
Shares redeemed	(4,085,628)	(59,715,617)	(1,290,706)	(33,934,978)	(22,561,316)	(347,710,404)	(5,269,816)	(27,522,375)
Net decrease	(2,843,547)	$(41,862,935)	(1,100,745)	$(28,677,851)	(12,113,087)	$(185,764,913)	(750,021)	$(4,180,402)

Year Ended December 31, 2011	BlackRock Large Cap Core Portfolio		BlackRock Money Market Portfolio		BlackRock Total Return Portfolio		BlackRock US Government Return Portfolio
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	228,552	$4,449,492	68,861,880	$68,861,880	381,327	$4,301,389	1,044,072	$11,942,912
Shares issued to
shareholders in
reinvestment of
dividends	107,039	2,012,381	1,390	1,390	335,966	3,777,194	362,995	4,133,633
Shares redeemed	(1,101,900)	(21,214,846)	(89,712,558)	(89,712,558)	(1,253,064)	(14,066,616)	(2,324,120)	(26,535,762)
Net decrease	(766,309)	$(14,752,973)	(20,849,288)	$(20,849,288)	(535,771)	$(5,988,033)	(917,053)	$(10,459,217)

Year Ended December 31, 2011	BlackRock Balanced Capital Portfolio		BlackRock Capital Appreciation Portfolio		BlackRock Global Allocation Portfolio		BlackRock High Yield Portfolio
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	109,279	$1,504,661	289,321	$7,213,332	13,081,187	$201,022,993	4,313,209	$21,759,022
Shares issued to
shareholders in
reinvestment of
dividends	911,122	12,758,496	29,332	806,311	406,714	6,300,006	787,313	4,008,544
Shares redeemed	(4,941,746)	(67,069,682)	(790,786)	(18,705,877)	(2,448,817)	(35,727,932)	(5,201,147)	(26,172,144)
Net decrease	(3,921,345)	$(52,806,525)	(472,133)	$(10,686,234)	11,039,084	$171,595,067	(100,625)	$(404,578)

Year Ended December 31, 2010	BlackRock Large Cap Core Portfolio		BlackRock Money Market Portfolio		BlackRock Total Return Portfolio		BlackRock U.S. Government Bond Portfolio
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	174,062	$3,004,797	64,059,476	$64,059,476	647,342	$7,258,749	1,155,661	$13,071,211
Shares issued to
shareholders in
reinvestment of
dividends	130,401	2,356,592	18,762	18,762	397,419	4,420,435	669,347	7,554,214
Shares redeemed	(1,366,629)	(23,423,745)	(111,741,178)	(111,741,178)	(1,576,550)	(17,541,106)	(2,873,814)	(32,763,685)
Net decrease	(1,062,166)	$(18,062,356)	(47,662,940)	$(47,662,940)	(531,789)	$(5,861,922)	(1,048,806)	$(12,138,260)

10. Subsequent Events:

Management has evaluated the impact of all subsequent events on each Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011	111

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Series Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Series Fund, Inc. (the “Series”), comprised of BlackRock Balanced Capital Portfolio, BlackRock Capital Appreciation Portfolio, BlackRock High Yield Portfolio (formerly known as BlackRock High Income Portfolio), BlackRock Large Cap Core Portfolio, BlackRock Money Market Portfolio, BlackRock Total Return Portfolio and BlackRock U.S. Government Bond Portfolio (formerly known as BlackRock Government Income Portfolio), as of December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the statement of cash flows for BlackRock Total Return Portfolio for the year then ended. We have also audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of BlackRock Global Allocation Portfolio, an additional portfolio of Series, as of December 31, 2011, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the three years in the period ended December 31, 2011, and the financial highlights for each of the two years in the period ended December 31, 2008. These financial statements and financial highlights, including the consolidated financial statements and consolidated financial highlights, are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Series is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the custodians, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of BlackRock Balanced Capital Portfolio, BlackRock Capital Appreciation Portfolio, BlackRock High Yield Portfolio, BlackRock Large Cap Core Portfolio, BlackRock Money Market Portfolio, BlackRock Total Return Portfolio and BlackRock U.S. Government Bond Portfolio as of December 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the cash flows for BlackRock Total Return Portfolio for the year ended December 31, 2011 in conformity with accounting principles generally accepted in the United States of America. Additionally, in our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of BlackRock Global Allocation Portfolio as of December 31, 2011, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period ended, the consolidated financial highlights for each of the two years in the period ended December 31, 2011 and the financial highlights for each of the three years in the period ended December 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts

February 27, 2012

112	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011

Officers and Directors

Non-Interested Directors1

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Robert M. Hernandez 55 East 52nd Street New York, NY 10055 1944	Chairman of the Board and Director	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001.	29 RICs consisting of 82 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemical); RTI International Metals, Inc. (metals); TYCO Electronics (electronics)
Fred G. Weiss 55 East 52nd Street New York, NY 10055 1941	Vice Chairman of the Board and Director	Since 2000	Managing Director, FGW Associates (consulting and investment company) since 1997; Director, Michael J. Fox Foundation for Parkinson's Research since 2000; Director, BTG International Plc (a global technology commercialization company) from 2001 to 2007.	29 RICs consisting of 82 Portfolios	Watson Pharmaceuticals Inc.
James H. Bodurtha 55 East 52nd Street New York, NY 10055 1944	Director	Since 2007	Director, The China Business Group, Inc. (consulting firm) since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	29 RICs consisting of 82 Portfolios	None
Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Director	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	29 RICs consisting of 82 Portfolios	None
Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Director	Since 2002	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Director, Lifestyle Family Fitness (fitness industry) since 2006; Director, IDology, Inc. (technology solutions) since 2006; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.	29 RICs consisting of 82 Portfolios	Knology, Inc. (telecommunications); Capital Southwest (financial)
Honorable Stuart E. Eizenstat 55 East 52nd Street New York, NY 10055 1943	Director	Since 2007	Partner and Head of International Practice, Covington and Burling (law firm) since 2001; International Advisory Board Member, The Coca Cola Company since 2002; Advisory Board Member, Veracity Worldwide, LLC (risk management) since 2007; Member of the Board of Directors, Chicago Climate Exchange (environmental) since 2006; Member of the International Advisory Board GML (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2010.	29 RICs consisting of 82 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical (metallurgical industry); UPS Corporation (delivery service)

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011	113

Non-Interested Directors1 (concluded)

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Director	Since 2007	Professor, Harvard University since 1992.	29 RICs consisting of 82 Portfolios	None
John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Director	Since 2005	Chairman and Director, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Allmerica Financial Corporation from 1995 to 2003; Director, ABIOMED from 1989 to 2006; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007; Vice Chairman and Director, Boston Lyric Opera from 2002 to 2007.	29 RICs consisting of 82 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Director	Since 2007	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 2000; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute, (non-profit), since 2008; President, American Bar Association from 1995 to 1996.	29 RICs consisting of 82 Portfolios	None
David H. Walsh 55 East 52nd Street New York, NY 10055 1941	Director	Since 2003	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation since 2008; Director, Ruckleshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997; Director, The National Audubon Society from 1998 to 2005.	29 RICs consisting of 82 Portfolios	None

[1]	Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
[2]	Date shown is the earliest date a person has served as a Director for the Fund covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain Directors as joining the Fund’s Board in 2007, each Director first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2004; Roberta Cooper Ramo, 2000; David H. Walsh, 2003; and Fred G. Weiss, 1998.
114	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011

Interested Directors3

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Director	Since 2011	Senior Managing Director, BlackRock and Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	159 RICs consisting of 286 Portfolios	None
Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Director	Since 2007	Chairman and Chief Executive Officer of BlackRock since its formation in 1998 and of BlackRock’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	29 RICs consisting of 82 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	159 RICs consisting of 286 Portfolios	None

[3]	Messrs. Audet and Fink are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock and its affiliates. Mr. Gabbay is an "interested person" of the Fund based on his former positions with BlackRock and its affiliates, as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011	115

Fund Officers1

Name, Address and Year of Birth	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock's U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.
Ira P. Shapiro 55 East 52nd Street New York, NY 10055 1963	Secretary	Since 2010	Managing Director of BlackRock since 2009; Managing Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009 and Principal thereof from 2004 to 2008.
[1]	Officers of the Fund serve at the pleasure of the Board.

Further information about the Officers and Directors is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisors
BlackRock Financial Management, Inc.
New York, NY 10055

BlackRock Investment Management, LLC
Princeton, NJ 08540

BlackRock International Limited
Edinburgh, EH3 8JB, United Kingdom

Custodian
The Bank of New York Mellon2
New York, NY 10286

Brown Brothers Harriman & Co.3
Boston, MA 02109

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Providence, RI 02940

Accounting Agent
State Street Bank and Trust Company
Boston, MA 02110

Distributor
BlackRock Investments, LLC
New York, NY 10022

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116

Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019

Address of the Fund
100 Bellevue Parkway
Wilmington, DE 19809

[2]	For all Portfolios except BlackRock Global Allocation Portfolio.
[3]	For BlackRock Global Allocation Portfolio.

Effective September 13, 2011, Richard S. Davis resigned as Director of the Fund, and Paul L. Audet became Director of the Fund.

116	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011

Additional Information

Board Approvals

On March 18, 2011, the Board approved certain changes to the BlackRock High Income Portfolio. In particular, the Board approved a change in the name of the Portfolio to “BlackRock High Yield Portfolio,” a change in the Portfolio’s investment objective to “to maximize total return, consistent with income generation and prudent investment management” and certain changes to the Portfolio’s principal investment strategies, as detailed below. These changes were effective on October 1, 2011.

Effective October 1, 2011, the principal investment strategies of the BlackRock High Yield are as follows:

The Portfolio invests primarily in non-investment grade bonds with maturities of ten years or less.The Portfolio normally invests at least 80% of its assets in high yield bonds. The Portfolio may also invest in convertible and preferred securities. These securities will be counted toward the Portfolio’s 80% policy to the extent they have characteristics similar to the securities included within that policy. The high yield securities (commonly called “junk bonds”) acquired by the Portfolio will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s (“S&P”) or Ba or lower by Moody’s Investor Services (“Moody’s”) or will be determined by the Portfolio management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. The Portfolio may invest up to 30% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The Portfolio’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis.

To add additional diversification, the management team can invest in a wide range of securities including corporate bonds, mezzanine investments, collateralized bond obligations, bank loans and mortgage-backed and asset-backed securities. The Portfolio can also invest, to the extent consistent with its investment objective, in non-U.S. and emerging market securities and currencies. The Portfolio may invest in securities of any rating, and may invest up to 10% of its assets (measured at the time of investment) in distressed securities that are in default or the issuers of which are in bankruptcy.

The Portfolio may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps (collectively, commonly known as derivatives). The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

The Portfolio may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Section 19 Notices

These reported amounts and sources of distributions are estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Portfolio’s investment experience during the year and may be subject to changes based on the tax regulations. Each Portfolio will provide a Form 1099-DIV each calendar year that will explain the character of these dividends and distributions for federal income tax purposes.

The Money Market Portfolio distributed $0.000005 per share of gains on the sale of securities on December 28, 2011.

At December 27, 2011, and after giving effect to the Portfolio’s cumulative gain distributions for its fiscal year, the Portfolio has accumulated net realized and unrealized losses of approximately $84. The amount of the Portfolio’s unrealized depreciation of portfolio securities as of that date was $0.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011	117

Availability of Quarterly Schedule of Investments

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Polices and Procedures

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information on how the Portfolios voted proxies relating to securities held in the Portfolios’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

118	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2011

This report is authorized for distribution only to Policyowners of certain variable life insurance policies, which are funded by shares of BlackRock Series Fund, Inc. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund or the policies. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information used throughout this report does not include insurance-related fees and expenses. An investment in BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although BlackRock Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Statements and other information herein are as dated and are subject to change. Please see the Fund’s prospectus for a description of risks associated with global investments.

59828-12/11-AR

Item 2 –    Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –    Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Robert M. Hernandez
Fred G. Weiss
Stuart E. Eizenstat

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –    Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Balanced Capital Portfolio	$30,900	$29,900	$0	$0	$14,350	$8,100	$0	$131
BlackRock Capital Appreciation Portfolio	$23,600	$22,700	$0	$0	$12,350	$8,100	$0	$33
BlackRock Global Allocation Portfolio	$27,500	$26,200	$0	$0	$29,850	$8,100	$0	$66
BlackRock High Yield Portfolio	$28,000	$26,700	$0	$0	$8,950	$8,100	$0	$9
BlackRock Large Cap Core Portfolio	$22,600	$21,700	$0	$0	$12,350	$8,100	$0	$38
BlackRock Money Market Portfolio	$21,300	$20,400	$0	$0	$9,100	$8,100	$0	$90
BlackRock Total Return Portfolio	$30,000	$28,700	$0	$0	$13,250	$8,100	$0	$27
BlackRock U.S. Government Bond Portfolio	$37,800	$36,700	$0	$0	$14,100	$8,100	$0	$43

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment

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Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$3,030,000	$2,950,000
[1]	The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
[2]	The nature of the services includes tax compliance, tax advice and tax planning.
[3]	Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

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(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Balanced Capital Portfolio	$14,350	$19,008
BlackRock Capital Appreciation Portfolio	$12,350	$18,910
BlackRock Global Allocation Portfolio	$29,850	$18,943
BlackRock High Yield Portfolio	$8,950	$18,886
BlackRock Large Cap Core Portfolio	$12,350	$18,915
BlackRock Money Market Portfolio	$9,100	$18,967
BlackRock Total Return Portfolio	$13,250	$18,904
BlackRock U.S. Government Bond Portfolio	$14,100	$18,922
Additionally, SAS No. 70 fees for the current and previous fiscal years of $3,030,000 and $2,950,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –  Audit Committee of Listed Registrants – Not Applicable

Item 6 –  Investments
 (a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
 (b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –  Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)           The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

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(b) –        There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

(a)(1) –     Code of Ethics – See Item 2

(a)(2) –     Certifications – Attached hereto

(a)(3) –     Not Applicable

(b) –          Certifications – Attached hereto

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Series Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Series Fund, Inc.

Date:	March 1, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Series Fund, Inc.

Date:	March 1, 2012

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Series Fund, Inc.

Date:	March 1, 2012

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